PROSPECTUS
SharesPost 100 Fund

Class A Shares (PRIVX)
May 1, 2020
SharesPost 100 Fund (the “Fund”, “we”, “our” or “us”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company that is operated as an interval fund. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is designed primarily for long-term investors and not as a trading vehicle.
This Prospectus applies to the offering of Class A Shares of the Fund. The Fund has registered 25,000,000 Shares for sale under the registration statement to which this Prospectus relates, 3,351,596 Class A Shares and 3,184,227 Class I Shares of which are outstanding, 36,831 Class L Shares of which are outstanding, and 18,427,346 Shares of which are registered but not yet issued as of April 26, 2020. The Shares are offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share of the relevant class next calculated after receipt of the purchase in good order, plus any applicable sales load.
This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities, and retain such materials for future reference. This Prospectus is incorporated by reference to, and includes a table of contents of, a Statement of Additional Information (“SAI”) regarding the Fund and its shares. A copy of this Prospectus (including the SAI) or the Fund’s annual or semi-annual reports to shareholders may be obtained without charge by calling the Fund toll-free at 1-800-834-8707. Shareholder inquiries should also be directed to the Fund by using such toll-free number. This Prospectus, the SAI, and the Fund’s annual and semi-annual reports are all available upon request and without charge on the Fund’s website (www.sharespost100fund.com). Information on the Fund’s website is not incorporated herein by reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. The Fund’s filings with the SEC, including the registration of which this Prospectus and the SAI are a part and other material incorporated by reference and information regarding the Fund, also are available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by written request using the following e-mail address: publicinfo@sec.gov.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.sharespost100fund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you elect, or have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically, by calling the Fund, c/o UMB Fund Services, at 1-855-551-5510 or by sending an email to sharespost.100fund@umb.com, or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund, c/o UMB Fund Services, by telephone at 1-855-551-5510 or by email to sharespost.100fund@umb.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The Fund offers three different classes of Shares: Class A Shares, Class L Shares and Class I Shares. The Fund offers Class L Shares and Class I Shares each by a different prospectus. The Fund began continuously offering its common shares on March 20, 2014. On November 3, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its Class L Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class A Shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor wishes to invest in the Fund through a financial intermediary, and is eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV. Even though the Fund will make quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid.
The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”) primarily comprising the SharesPost 100, a list of companies (the “SharesPost 100”) selected and maintained by SP Investments Management, LLC, a Delaware limited liability company and the Fund’s investment adviser (the “Investment Adviser”). The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. This investment strategy is referred to as “Buy and Hold”. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Fund’s Board of Trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”), determines it is necessary (A) to fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy (as described below), or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of shareholders.
The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of portfolio companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies included in the SharesPost 100. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation, the limited availability of shares for purchase and the analysis of the Investment Adviser of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the limitations described in the paragraph above.

The Fund has a fundamental concentration policy not to invest 25% or more of its total assets in companies in a particular “industry or group of industries”, as that phrase is used in the 1940 Act. For a more detailed description of this policy, please refer to the section entitled “Investment Objective, Strategies, Methodology and Policies.”
The Fund is operated as an interval fund and, as such, has established a limited repurchase policy under Rule 23c-3 of the 1940 Act. Although the Fund will offer to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarter the Fund will offer to repurchase 5% of its outstanding Shares, the Fund will not otherwise be required to repurchase or redeem Shares at the option of a shareholder of the Fund (each, a “Shareholder”, and collectively, the “Shareholders”) nor will Shares be exchangeable for units, interests or shares of any other fund. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may be able to have only a portion of their Shares repurchased.
In addition, the Board of Trustees may, subject to applicable law, determine in certain limited circumstances that it is in the best interests of the Fund and its Shareholders to suspend quarterly repurchase offers, which would further reduce the ability of Shareholders to sell their Shares. Even though the Fund will endeavor to make quarterly repurchase offers to repurchase a portion of the Shares to provide some liquidity to Shareholders, you should consider the Shares to be illiquid. If, and to the extent that, a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share of the relevant class and initial offering prices. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment, or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment. See “Risk Factors.”
The Fund’s Shares have no history of public trading, and you should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Fund does not intend to list its Shares on any securities exchange during the continuous offering, and the Fund does not expect a secondary market in the Shares to develop. As a result of the foregoing, an investment in the Fund’s Shares is not suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. The Investment Adviser publishes the daily calculated NAV of the Fund’s Shares on its website at www.sharespost100fund.com.
Investing in the Fund’s Shares involves substantial risks. Prospective investors should refer to the risk factors discussed in the section entitled “Risk Factors” prior to making an investment in the Fund.
Certain conflicts of interest involving the Fund and its affiliates could impact the Fund’s investment returns and limit the flexibility of its investment policies. Prospective investors should review the conflicts of interest described in the section entitled “Conflicts of Interest” prior to making an investment in the Fund.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The Fund is offering the Shares in a continuous offering. The offering price for the Shares will be equal to the NAV per Share of the relevant class next calculated after receipt of the purchase in good order, plus any applicable sales load. The Fund’s Shares are offered through Foreside Fund Services, LLC (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.
Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus and the Statement of Additional Information is May 1, 2020.
	Amount of Securities	Sales Load(2)
Class A Shares(1)	Up to 25,000,000	0.00% – 5.75%

(1)
The stated minimum initial investment by an investor in the Fund for the Shares is $2,500, which stated minimum may be reduced or waived for certain investors.

(2)
Investments in Class A Shares are subject to a sales load assessed at a rate of between 5.75% and 0.00% depending upon the amount invested. See “Summary of Fund Expenses.”

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.
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PROSPECTUS SUMMARY
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in SharesPost 100 Fund (the “Fund”, “we”, “our” or “us”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the statement of additional information (the “SAI”), which should be retained by any prospective investor.
The Fund
The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund”. Shares of beneficial interest of the Fund (the “Shares”) are continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).
The Offering
The Fund is offering to sell up to 25,000,000 Shares on a continuous basis at net asset value (“NAV”) per Share of the relevant class next calculated after receipt of the purchase in good order, plus any applicable sales load. Sales loads will reduce the amount of an investor’s investment in the Fund.
Share Classes
The Fund offers three different classes of Shares: Class A Shares, Class L Shares and Class I Shares. The Fund offers Class L Shares and Class I Shares each by a different prospectus. The Fund began continuously offering its common shares on March 20, 2014. On November 3, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its Class L Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class A Shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor wishes to invest in the Fund through a financial intermediary, and is eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Minimum Investment
The minimum initial investment is $2,500, plus any applicable sales load. There is no minimum investment for subsequent investments. The Fund reserves the right to waive the investment minimum.
The Fund’s Shares are offered through the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers
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and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders (“Authorized Institutions”).
See “Subscription for Shares” and “Plan of Distribution — How to Purchase Fund Shares.”
The Investment Adviser
Under the supervision of the Fund’s Board of Trustees and pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), SP Investments Management, LLC (the “Investment Adviser”), a wholly owned subsidiary of SharesPost, Inc. (“SharesPost”) and an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.
The Investment Adviser was formed in November 2010 as a Delaware limited liability company and registered with the SEC under the Advisers Act in May 2012. The Investment Adviser manages three investment vehicles (including the Fund), and as of the end of the most recent fiscal quarter (March 31, 2020) had in the aggregate approximately $200 million under management.
Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund.
The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.
Investment Objective and
Strategies
Investment Objective.   The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”). The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in companies selected by the Investment Adviser for the SharesPost 100 and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within two to four years of such securities purchase by the Fund, and the Investment Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. It is part of the Fund’s investment strategy not to sell securities of Portfolio Companies prior to any such liquidity event. This investment strategy is referred to as “Buy
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and Hold”. If the Investment Adviser removes a company from the SharesPost 100, the Fund will hold the securities of such Portfolio Company until a liquidity event occurs with respect thereto (subject to the exceptions set forth below), unless it is obligated by the 1940 Act or other regulatory considerations to do otherwise. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Board of Trustees determines it is necessary to (A) fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of shareholders of the Fund (“Shareholders”).
As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company (and references to “equity securities” throughout this Prospectus includes such equity-linked convertible notes). The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies, including those in emerging market countries. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. The equity securities in which we invest will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, we will often be subject to lock-up provisions that prohibit us from selling our equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.
SharesPost 100.   The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The Investment Adviser reviews, and if it determines necessary, adjusts, the composition of the SharesPost 100 on a quarterly basis. Affiliates of the Investment Adviser may provide
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information (at no cost) to the Investment Adviser to assist in its quarterly analysis, but in no way will such affiliates participate or have determinative influence in the selection of SharesPost 100 companies. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
Each investment of the Fund will be subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100 (subject to the SharesPost 100 80% Investment Policy, as defined and described below) and in some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interests of the Fund. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Company shares other than (i) upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction, or (ii) within a reasonably practicable time period after a particular Portfolio Company is removed from the SharesPost 100 to the extent necessary to comply with the SharesPost 100 80% Investment Policy.
Investment Strategies.   The Fund generally invests in Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities directly from such Portfolio Companies or engage in options transactions.
In reviewing potential investments for the Fund, the Investment Adviser utilizes, among other publicly available sources, the information and research available on premium databases and regulatory filings of issuers. The Investment Adviser, wherever possible, interfaces with the management of companies targeted for investment and reviews their past and expected financial performance.
The Investment Adviser connects with sellers of shares through alternative trading systems and other secondary private markets. The Investment Adviser may also seek to bring shares of targeted companies into the Fund on what it believes are attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them directly with the Fund for Shares in the Fund at the end of each fiscal quarter. See “Exchange Feature” below.
SharesPost 100 is not an index; SharesPost 100 80% investment policy.   The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not
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necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. Prospective investors should be aware that the SharesPost Private Growth Index, an index maintained by SharesPost, Inc., is unrelated to the SharesPost 100, has no connection to the Fund, and the data contained therein may diverge materially from the results of the Fund.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of Portfolio Companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies included in the SharesPost 100 (the “SharesPost 100 80% Investment Policy”). The Fund monitors its portfolio to ensure compliance with the SharesPost 100 80% Investment Policy. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”
The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund.
The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy. In the event a particular Portfolio Company is removed from the SharesPost 100, the Fund will sell such amount of the Fund’s holdings necessary to comply with the SharesPost 100 80% Investment Policy within a reasonably practicable time after such removal.
Fundamental concentration policy.   The Fund has a fundamental concentration policy that it will not make an investment if such investment would result in 25% or more of the Fund’s total assets being invested in companies in any one particular “industry or group of industries”, as that phrase is used in the 1940 Act, and as interpreted, modified or otherwise permitted by
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a regulatory authority having jurisdiction, from time to time (the “Fundamental Concentration Policy”). The Fund’s Fundamental Concentration Policy does not preclude it from focusing investments in issuers in related fields, and the Fund expects that most of the Portfolio Companies may (i) be in either internet-, mobile-, social media-, or other technology-related fields, or (ii) utilize developing technology in providing their products and services. The Fund may also have significant holdings in cash and cash equivalents, generally at least 5%.
No assurance.   There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Trustees without the vote of the Fund’s shareholders. Notice will be provided to Shareholders prior to any such change in accordance with the 1940 Act.
Use of Proceeds
The Fund expects that the net proceeds of the continuous offering, after payment of any sales loads, will be invested in accordance with its investment objective and principal strategies as soon as practicable after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies.
Summary of Risk Factors
The following is a discussion of the principal risks of investing in the Fund. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund and the continuous offering of Shares.
Illiquidity of Fund Shares — There is presently no market for the Fund’s Shares, which are highly illiquid and currently can be sold by Shareholders only in the quarterly repurchase program of the Fund; unless and until a secondary market for the Fund’s Shares develops, which the Fund has no reason to anticipate at this time, you will not be able to control the timing or the amount of Shares which you desire to sell. The Fund’s Shares have no history of public trading, nor is it intended that they will be listed on a public exchange at this time.
As a closed-end “interval fund,” the Fund makes quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV. Even though the Fund makes quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid. There is no guarantee that you will be able to sell the amount of Shares that you wish to tender in connection with a given repurchase offer. Shareholders may tender more Shares than the Fund has offered to repurchase. If so, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, it is possible that not all Shares that are tendered in a repurchase offer will be repurchased. There is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a given quarter, thereby increasing the likelihood that a proration will occur. Finally, the Board of Trustees (including a majority of
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Independent Trustees (as defined below)) may suspend quarterly repurchases in accordance with Rule 23c-3. Each of these factors may further limit the liquidity of the Fund’s Shares.
See “Risk Factors”.
Potential Illiquidity of the Fund’s Investments — The Fund invests primarily in private company securities that are thinly traded and less liquid than other investments, or whose liquidity decreases in response to market developments or adverse investor perceptions. These securities may also be subject to “lock-up agreements” restricting their sale. For example, underwriters of initial public offerings customarily require holders of an issuer’s securities to agree not to sell such holder’s securities for 180 days after the initial public offering. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund may not be able to sell an investment, or a portion of an investment, when the Investment Adviser believes that doing so would maximize returns. In addition, because private company securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. As a result, even if the Investment Adviser is able to sell such securities on behalf of the Fund when it desires to do so, the Fund may have to accept a lower price than the price determined by the Fund in accordance with its valuation procedures.
The inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV.
Alternatively, because shares of private companies are generally limited in number, the Fund may pay a higher price for shares of companies the Investment Adviser believes to be promising. Paying such a premium may adversely affect the Fund’s returns.
See “Risk Factors”.
Valuation — The Fund’s NAV is based on the value of its securities. Where reliable public market prices are available for those securities, the Investment Adviser will rely on those prices. However, in light of its investment strategy to invest in private, operating, late-stage, growth companies, the Fund expects that in most cases (other than subsequent to an IPO transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and where private market prices are available, such prices may be unreliable. At any point in time, there may be limited or no recent purchase or sale transactions or offers on private markets on which to base the value of a given private share. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions. See “Determination of Net Asset Value.”
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In these cases, which the Fund expects will be in most circumstances, the Fund’s investments will be valued by the Investment Adviser, under the supervision of the Board of Trustees, pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the underlying companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. The Investment Adviser may also take into consideration valuations of similar classes of private company securities as publicly reported by other funds. From time to time, the Fund may determine that it should modify its assumptions as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect Shareholders.
The Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may in turn adversely affect the Fund’s NAV. See “Determination of Net Asset Value.”
See “Risk Factors” for more detail and additional risks that should be considered, including risks related to the competition for portfolio investments, the likelihood of minimal distributions of current income, potential conflicts of interest related to the Fund and its affiliates, and the relative inexperience of the Fund’s management with registered funds.
Directory of Entities
Below is a list of various entities referred to in this Prospectus and their relationship to one another:
SharesPost 100 Fund — The Fund is managed by the Investment Adviser.
SP Investments Management, LLC — the Investment Adviser of the Fund, a wholly owned subsidiary of SharesPost, Inc.
SharesPost Financial Corporation (“SharesPost Financial”)  — a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. In addition, SharesPost Financial is registered as an alternative trading system pursuant to Regulation ATS of the Securities Exchange Act of 1934. SharesPost Financial’s principal business activity is connecting buyers and sellers of private company securities. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates of SharesPost, Inc. and of each other.
SharesPost, Inc. — wholly owns the Investment Adviser and SharesPost Financial. Gregory Brogger is Chief Executive Officer and a minority shareholder of SharesPost, Inc.
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The SharesPost 100  — a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 may also include formerly private companies that have consummated an initial public offering for so long as the Investment Adviser deems appropriate.
Investment Thesis
Access to Attractive Asset Class.   The Fund invests in private, operating, late-stage, growth companies, primarily in the technology sectors. The Investment Adviser believes that the asset class represented by these companies should be an element in many investors’ diversified portfolio for two primary reasons.
First, the Adviser believes that, historically, these companies have had a lower technology, product and market risk profile than early-stage private companies. As a consequence, historically failure rates have been lower and time to exit have been faster. These companies may, however, have a higher technology, product and market risk profile than publicly traded companies, but, for the reasons discussed in the next paragraph, can offer the potential for higher return.
Second, there appears to be a general trend for companies to stay private longer, which has generally resulted in a greater portion of companies’ value appreciation occurring in this asset class rather than the public equities markets (although this is not always the case). This, the Investment Adviser believes, has negatively impacted the returns of the public equity markets for the last decade. These private, operating, late-stage, growth companies are typically hard to access, especially for smaller and mid-size investors. However, the Investment Adviser seeks to use its access to private markets to build a portfolio of private, operating, late-stage, growth companies, primarily in the technology sectors.
Efficient, Transparent Investment.   The Fund offers investors an opportunity to invest efficiently in a portfolio of private, operating, late-stage, growth companies, primarily in the technology sectors. Unlike traditional venture and secondary funds, the Investment Adviser publishes on its website (1) a complete list of the Fund’s investments as of the last day of the previous month, and (2) the daily calculated NAV of the Fund’s Shares, giving investors enhanced transparency into their investment.
Closed-End Fund Structure
The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of a shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s Shares are not listed on a stock exchange. Instead, the Fund provides very limited liquidity
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to its Shareholders by offering to repurchase a limited amount of Shares quarterly (5% of outstanding Shares), which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), but, unlike a mutual fund, is not subject to continuous out-flows (repurchases). An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.
Board of Trustees
The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser. See “Management”.
Fees
Advisory Fee.   The Fund pays a fee (the “Advisory Fee”) to the Investment Adviser as compensation for its investment advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below.
Shareholder Services Fee.   The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Class A Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such expenses on an annual basis equal to 0.25% of its daily average NAV.
Expense Limitation Agreement.   The Investment Adviser has entered into a written expense limitation agreement (the “Expense Limitation Agreement”) under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.50% of the average NAV of the Fund (the “Expense Limitation”) attributable to Class A Shares until May 1, 2021, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with
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respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense.
Borrowing
The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy repurchase requests from Fund Shareholders and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1∕3% of the Fund’s total asset value.
Determination of Net Asset Value
The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ Stock Market Exchange (“NASDAQ”) (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Trustees. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee monitors the
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material aspects of the Fund’s valuation procedures, as adopted by the Board of Trustees and revised from time to time, as well as monitors the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.
Fair value prices are necessarily subjective in nature and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
See “Determination of Net Asset Value” below for additional information.
Expenses
The Fund pays all of its investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or Foreside Services (each as defined below) and all expenses incurred in connection with the continuous offering and sale of its Shares and communications with Shareholders. The Fund also directly pays any extraordinary operating expenses.
The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.
Purchase of Shares
Each investor must initially purchase a minimum of $2,500 of Shares in the Fund, plus any applicable sales load. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Shares at such times as the Fund may determine, subject, in the case of investors purchasing Shares with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Shareholders prior to a subscription date). Investors may also purchase Shares by exchanging securities of Portfolio Companies for Shares, as discussed below.
Each investor purchasing Shares must submit a completed application to the selling agent before the applicable purchase date. The Fund has the sole right to accept applications for Shares and reserves the right to reject in its complete and absolute discretion any application for Shares in whole or in part. The Fund also reserves the right to suspend sales of Shares at any time.
The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”) to act as the distributor for the sale of Shares. The Distributor serves in such capacity on a best efforts basis. The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Shares. Shares are available to investors investing through broker-dealers
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or other financial intermediaries (collectively, “Financial Intermediaries”) where such Financial Intermediary has agreed to provide certain administrative services to assist in the distribution of Shares.
Exchange Feature
The Fund provides the opportunity for holders of securities in Portfolio Companies to acquire Shares of the Fund in exchange for such securities. This exchange mechanism provides such holders the ability to diversify their portfolios, and provides the Fund an additional way to source shares in Portfolio Companies.
Each exchange of Portfolio Company shares for Fund Shares is subject to approval by the Board of Trustees, upon recommendation by the Investment Adviser. The terms of each exchange must be approved by the Board of Trustees, including a majority of Independent Trustees. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges.
The Investment Adviser shall determine the valuation of such securities and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security as determined under the Fund’s valuation policies and procedures to the extent such security is already a part of the Fund’s portfolio.
Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Investment Adviser will not receive any fee, payment, commission, or other financial incentive of any type (“Payments”) in connection with the exchange by the exchanging shareholder of Portfolio Company shares for Fund Shares, nor will such exchanges be subject to a sales load.
Quarterly Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for 5% of the Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements, or otherwise by the Board of Trustees (including a majority of Independent Trustees in accordance with Rule 23c-3 of the 1940 Act), as described herein. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer, although each Shareholder will have the right to require the Fund to purchase up to and including 5% of such Shareholder’s Shares in each quarterly repurchase. Limited liquidity will be provided to Shareholders only through the Fund’s quarterly
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repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly repurchase requirements. See “Quarterly Repurchases of Shares.”
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment strategy because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.
The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.
Dividends
Following the disposition by the Fund of securities of Portfolio Companies, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC (as defined below) and in accordance with the 1940 Act). The Fund will establish reasonable cash reserves to meet Fund obligations prior to making distributions. See “Distributions” and “U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Policy
The Fund provides distribution options for its Shareholders. Under these options, if the Fund declares a distribution, then a Shareholder’s distribution will be automatically reinvested in additional Shares unless the Shareholder has specifically elected in its application (or otherwise) to receive cash. Pursuant to the dividend reinvestment policy, a Shareholder will receive additional Shares, including fractions of Shares, at a price equal to the NAV per Share of the relevant class on the date of distribution. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Considerations.”
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Taxes
The Fund has elected to be classified as an association taxable as a corporation for U.S. federal tax purposes. The Fund also (i) has elected to be treated as, and (ii) intends to operate in a manner so as to continue to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will pay no U.S. federal income tax on the earnings or capital gains it timely distributes to Shareholders. This avoids a “double tax” on distributed earnings normally incurred by taxable investors in regular “C corporations.” Holders of Shares normally will be taxed on their Fund distributions (unless their Shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from U.S. federal income tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment. The Fund’s tax reporting to Shareholders are made on IRS Forms 1099. See “U.S. Federal Income Tax Considerations.”
The Fund Administrator
UMB Fund Services, Inc. (“UMB Fund Services”) serves as the administrator of the Fund (the “Fund Administrator”). The Fund compensates the Fund Administrator for providing administrative services to the Fund. The Fund Administrator is responsible for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Trustees; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers. See “Management of the Fund.”
The Custodian
UMB Bank National Association (“UMB Bank”) serves as the custodian of the Fund (the “Custodian”). The Fund compensates the Custodian for providing custody services to the Fund. See “Management of the Fund.”
The Chief Compliance Officer
Compliance4, LLC (“Compliance4”) provides to the Fund the services of Peter Guarino as the Chief Compliance Officer of the Fund. The Fund compensates Compliance4 for providing such compliance officer services to the Fund. See “Management of the Fund.”
The Transfer Agent
UMB Fund Services serves as the transfer agent of the Fund (the “Transfer Agent”). Any successor Transfer Agent shall be appointed by the Fund. The Fund compensates the Transfer Agent for providing transfer agent services to the Fund. See “Management of the Fund.”
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SUMMARY OF FUND EXPENSES
Class A Shares
Shareholder Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)(1)	5.75%
Maximum Sales Charge on Reinvested Dividends	None
Repurchase Fee on Shares Repurchased Within 365 Days of Purchase (as a percentage of proceeds)(2)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(3)	1.90%
Shareholder Services Fee	0.25%
Other Expenses(4)	1.17%
Total Annual Expenses	3.32%
Less Fee Reduction and Expense Reimbursement(5)	(0.82)%
Net Annual Expenses(5)	2.50%
The table above summarizes the expenses of the Fund and is intended to assist Shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure above relates to a percentage of the Fund’s average NAV at month-end over the course of a year.

(1)
Investments in Class A Shares are subject to a sales load assessed at a rate of between 5.75% and 0.00% depending upon the amount invested. The following sales charges apply to your purchases of Class A Shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%
Investment by an exchange of Portfolio Company shares for Fund Shares by an investor will not be subject to a sales load.
(2)
The Fund’s Board of Trustees has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Trustees at any time. Absent such a waiver, a Shareholder who chooses to participate in the Fund’s repurchase offers would incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. See “Repurchase Fee.”

(3)
The Fund will pay to the Investment Adviser a quarterly Advisory Fee. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. See “Fees and Expenses.”

(4)
The amount presented in this table estimates the amounts the Fund expects to pay during the current fiscal year ending December 31, 2020.

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(5)
The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.50% of the average NAV of the Fund attributable to Class A Shares until May 1, 2021, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense. See “Fees and Expenses.”

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. This example also assumes that all distributions are reinvested at NAV. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses related to the Class A Shares.
The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.
Example
	1 Year	3 Years	5 Years	10 Years
Class A Shares
You would pay the following net expenses based on a $1,000 investment, assuming a 5% annual return	$81	$147	$214	$393
This Example assumes the application of the 2.50% expense ratio for the first year, with all fees and expenses assumed to have been accrued on a daily basis, reducing the NAV per Share of the relevant class. The Example also includes an assumed sales load on the investor’s investment of 5.75%. The Example assumes that the Expense Limitation Agreement is not renewed after May 1, 2021.
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FINANCIAL HIGHLIGHTS
Class A
The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2019 Annual Report. All Notes are contained in the Notes to the Financial Statements included in the 2019 Annual Report. To request the Fund’s 2019 Annual Report, please call 1-800-834-8707.
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015(a)
Per share operating performance
Net asset value, beginning of period	$28.44	$26.85	$26.83	$25.48	$24.56
Change in net assets from operations:
Net investment loss	(0.88)	(0.71)	(0.63)	(0.53)	(0.38)
Net realized and unrealized gain on investments	2.40	2.30	0.65	1.88	1.30
Total change in net assets from operations	1.52	1.59	0.02	1.35	0.92
Distributions:
From net investment income	—	—	—	—	—
From net realized gain on investments	—	—	—	—	—
Total distributions	—	—	—	—	—
Net increase in net asset value	1.52	1.59	0.02	1.35	0.92
Net asset value, end of period	$29.96	$28.44	$26.85	$26.83	$25.48
Total return(b)	5.34%	5.92%	0.07%	5.30%	3.75%
Ratios and supplemental data
Net assets, end of period (in thousands)	$108,068	$109,902	$101,248	$77,915	$67,580
Ratio of net expenses to average net assets	2.79%(c)(d)	2.50%(c)	2.50%(c)	2.50%(c)	2.50%(c)
Ratio of gross expenses before reimbursement to average net assets	3.56%	3.29%	3.69%	3.56%	4.47%
Ratio of net investment loss to average net assets	(2.71)%	(2.44)%	(2.52)%	(2.16)%	(2.01)%
Portfolio turnover	14.76%	24.75%	8.78%	7.78%	4.45%

(a)
Redemption fees consisted of per share amounts of less than $0.01. Redemption fees were discontinued in conjunction with the prospectus renewal effective April 30, 2015.

(b)
The Fund’s total investment returns as presented do not include a sales load.

(c)
The ratio of net expenses are the result of $916,804, $887,579, $1,120,912, $757,978 and $993,070, respectively, in contractual waivers and expense reimbursement representing (0.78)%, (0.79)%, (1.19)%, (1.06)% and (1.97)%, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(d)
The exclusion of certain extraordinary expenses incurred by the Fund caused the expense ratio to exceed the contractual amount by $336,193 or 0.29%. Please see Note 4 in the Notes to the Financial Statements for additional information.

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USE OF PROCEEDS
Net proceeds of the Fund’s continuous offering, after payment of any sales loads, will be invested in accordance with the Fund’s investment objective and principal strategies as soon as practicable after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies. Pending the investment of the proceeds of the continuous offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in accordance with the Fund’s investment objective may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents, and any cash balance will be held by the Fund’s Custodian. Any cash balance in such account, including any interest earned, will be held by the Custodian to be invested pursuant to the Fund’s investment policies. Such custodial accounts shall be the property of the Fund and held for the benefit of all Shareholders of the Fund, and any interest accrued in such custodial account will be for the benefit of all Shareholders and not any particular Shareholder. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash with the Custodian to meet operational needs (including liquidity reserves necessary to comply with the 1940 Act provisions regarding interval funds and periodic repurchase offers) or during any period in which the Investment Adviser determines, in its sole discretion, that investment of the Fund’s assets in Portfolio Companies is not in the best interests of the Fund.
THE FUND
The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company that operates as an “interval fund”, and which invests substantially all of its investable assets in Portfolio Companies. The Fund was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund’s office is located at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111. The Fund’s Prospectus is available upon request and without charge on the Fund’s website (www.sharespost100fund.com) or by writing to the Investment Adviser at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111. The telephone number of the Fund is 1-800-834-8707.
INVESTMENT OBJECTIVE, STRATEGIES, METHODOLOGY AND POLICIES
The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies. The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in companies selected by the Investment Adviser for the SharesPost 100 and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within two to four years of such securities purchase by the Fund, and the Investment Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. It is part of the Fund’s investment strategy not to sell securities of Portfolio Companies prior to any such liquidity event. This investment strategy is generally referred to as “Buy and Hold”. If the Investment Adviser removes a Portfolio Company from the SharesPost 100, the Fund will hold the securities of such Portfolio Company until a liquidity event occurs with respect thereto (but subject to the SharesPost 100 80% Investment Policy), and is not obligated by the 1940 Act to do otherwise. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Board of Trustees determines it is necessary to (A) fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of Shareholders.
As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company (and references to “equity securities” throughout this Prospectus includes such equity-linked convertible
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notes). The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies, including those in emerging market countries. The Fund makes investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. The equity securities in which we invest will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our cost basis). In addition, we will often be subject to lock-up provisions that prohibit us from selling our equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.
The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The Investment Adviser reviews, and if it determines necessary, adjusts, the composition of the SharesPost 100 on a quarterly basis. Affiliates of the Investment Adviser may provide information (at no cost) to the Investment Adviser to assist in its quarterly analysis, but in no way will such affiliates participate or have determinative influence in the selection of SharesPost 100 companies. The SharesPost 100 may also include formerly private companies that have consummated an initial public offering for so long as the Investment Adviser deems appropriate.
Each investment of the Fund is subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall portfolio composition and other salient investment factors, will guide the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy. In some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interests of the Fund. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Company shares other than (i) upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction, or (ii) within a reasonably practicable time period after a particular Portfolio Company is removed from the SharesPost 100 to the extent necessary to comply with the SharesPost 100 80% Investment Policy.
Notwithstanding the foregoing, the Fund does not anticipate needing to sell a Portfolio Company’s securities prior to the occurrence of a liquidity event (i.e., IPO, merger or acquisition transaction) with respect to such Portfolio Company. It is also important to note that, while the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies in the SharesPost 100, the Fund is not obligated to purchase securities of all of the companies on the SharesPost 100.
The Fund generally invests in Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities of such Portfolio Companies directly from such companies or engage in options transactions. The Fund will not accept any securities of Portfolio Companies through either secondary purchases or exchanges during any “restricted period” under the SEC’s Regulation M if either (1) the Fund or any affiliate thereof is a “selling security holder” in a “distribution” of such securities or (2) the Fund or any affiliate thereof is a “distribution participant” in a “distribution” of such securities (as such terms are defined under Regulation M). The potential exchange by the Fund of Fund Shares for private company shares of a prospective investor will be made only to the extent that the Fund is able to do so in accordance with Regulation M.
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In reviewing potential investments for the Fund, the Investment Adviser utilizes, among other publicly available sources, the information and research available on premium databases and regulatory filings of issuers. The Investment Adviser, wherever possible, interfaces with the management of companies targeted for investment and reviews their past and expected financial performance.
The Investment Adviser connects with sellers of shares through alternative trading systems and other secondary private markets. The Investment Adviser may also acquire shares of targeted companies on attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them directly with the Fund for Shares in the Fund at the end of each fiscal quarter. The Investment Adviser will not receive any fee, payment, commission, or other financial incentive of any type in connection with the exchange by an investor of Portfolio Company shares for Fund Shares. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges, and Share exchanges are not subject to sales loads.
To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Trustees of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
The Fund intends and expects to hold less than 5% of the outstanding voting securities of any particular Portfolio Company, but to the extent it holds 5% or more of the outstanding voting securities of a particular Portfolio Company, the Fund will comply in all respects with the limitations on affiliate transactions contained in Section 17 of the 1940 Act, and the rules promulgated thereunder. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any prohibited transactions with affiliates.
The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. Prospective investors should be aware that the SharesPost Private Growth Index, an index maintained by SharesPost, Inc., is unrelated to the SharesPost 100, has no connection to the Fund, and the data contained therein may diverge materially from the results of the Fund.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of Portfolio Companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy (the “SharesPost 100 80% Investment Policy”) to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies in the SharesPost 100. The Fund monitors its portfolio to ensure compliance with the SharesPost 100 80% Investment Policy. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”
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The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy.
The Fund has a Fundamental Concentration Policy that it will not make an investment if such investment would result in 25% or more of the Fund’s total assets being invested in companies in any one particular “industry or group of industries”, as that phrase is used in the 1940 Act, and as interpreted, modified or otherwise permitted by a regulatory authority having jurisdiction, from time to time. The Fund’s Fundamental Concentration Policy does not preclude it from focusing investments in issuers in related fields, and the Fund expects that most of the Portfolio Companies may (i) be in either internet-, mobile-, social media-, or other technology-related fields, or (ii) utilize developing technology in providing their products and services. The Fund may also have significant holdings in cash and cash equivalents, generally at least 5%.
There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Trustees without the vote of the Fund’s shareholders. Notice will be provided to Shareholders of the Fund prior to any such change in accordance with the 1940 Act.
The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques
Except as otherwise indicated and subject to the provisions of the 1940 Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board of Trustees believes doing so is in the best interests of the Fund and the Shareholders; provided that the investment objective of achieving capital appreciation may not be changed without a Shareholder vote with respect to other fundamental policies as described below.
The Fund’s stated fundamental policies may not be changed without a vote of a majority of the outstanding Shares, which means the lesser of: (i) 67% of the Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.
Illiquid Securities.   The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board of Trustees or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board of Trustees.
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RISK FACTORS
Prospective investors should consider the following factors in determining whether an investment in the Fund is suitable for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice.
Risks Related To Our Investments
Our investments in Portfolio Companies may be extremely risky and we could lose all or part of our investments.
Investment in Portfolio Companies involves a number of significant risks, including:
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these Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our investment;

•
these Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•
because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Investment Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, we may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Investment Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders;

•
Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on us; and

•
Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

We may not realize gains from our investments, may be compelled to liquidate our investments at a loss as a result of actions of majority shareholders and, because certain of our Portfolio Companies may incur substantial debt to finance their operations, we may experience a complete loss on our investment in the event of a bankruptcy or liquidation of any of our Portfolio Companies.
We invest principally in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of private companies primarily comprising the SharesPost 100. However, the securities we acquire may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we acquire (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enables such shareholder to force minority stockholders to join in the sale of a company on the same
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price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force us to liquidate our position in a Portfolio Company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our Portfolio Companies from realizing liquidity events and impede our exit from these investments. Our Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an initial public offering, which could delay our realization of value. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize on the disposition of any investments may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our investments. In addition, the Portfolio Companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.
Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of the Fund’s net asset value.
Our portfolio investments are generally not in publicly traded securities (unless one of our Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities available on alternative trading systems and other private secondary markets, we value such securities at fair value daily as determined in good faith by our Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with generally accepted accounting principles (“GAAP”). In connection with that determination, members of our Investment Adviser’s portfolio management team prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Investment Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations. However, the Board of Trustees retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Investment Adviser will take into account in providing its fair value recommendation to the Board of Trustees with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair market value determinations with respect to any non-publicly traded Portfolio Company investment we hold may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our Shares based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.
The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business, and will delay any distributions of any gains.
Our investments are generally in non-publicly traded securities (unless one of our Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Although we expect that most of our equity investments will trade on private secondary marketplaces, certain of the securities we hold may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private
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secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any Portfolio Company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy). Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the carrying value of our investments. Other than the liquidity reserve required for repurchases of shares proscribed in Rule 23c-3(b)(10)(i) of the 1940 Act, we have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.
In addition, because we deploy our capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), we do not expect realization events, if any, to occur in the near term with respect to the majority of our Portfolio Companies. We expect that our holdings of securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of our Shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.
Our portfolio may be focused on a limited number of Portfolio Companies, subject to our Fundamental Concentration Policy, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or their particular industries experience a market downturn.
To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our RIC asset diversification requirements and our Fundamental Concentration Policy (which prohibits the Fund from investing 25% or more of its total assets in a particular industry or group of industries), we do not have fixed guidelines for diversification, and our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our Portfolio Companies operate could materially adversely affect us.
The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single Portfolio Company. However, we intend to conduct our operations so as to continue to qualify as a RIC for purposes of the Code (including by meeting the applicable diversification requirements under the Code), which requires that we maintain certain levels of asset diversification. See “U.S. Federal Income Tax Considerations.” Because we, as a non-diversified investment company, may invest in a smaller number of individual Portfolio Companies than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified investment company.
Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.
Given the experience of our Investment Adviser’s senior investment professionals within the technology space and considering the type of companies comprising the SharesPost 100, we expect that a number of the Portfolio Companies in which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our Portfolio Companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
Because we will generally not hold controlling equity interests in our Portfolio Companies, we will likely not be in a position to exercise control over our Portfolio Companies or to prevent decisions by substantial shareholders or management of our Portfolio Companies that could decrease the value of our investments.
We have not, do not intend to, nor do we anticipate that we will, take controlling equity positions in our Portfolio Companies. As a result, we will be subject to the risk that a Portfolio Company may make
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business decisions with which we disagree, and the stockholders and management of a Portfolio Company may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our Portfolio Companies may have interests that differ from that of the Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the Portfolio Company. Due to the lack of liquidity for the equity investments that we will typically hold in our Portfolio Companies, we may not be able to dispose of our investments in the event we disagree with the actions of a Portfolio Company or its substantial shareholders, and may therefore suffer a decrease in the value of our investments.
Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
Exchanges of shares in Portfolio Companies for Shares of the Fund may create investment and economic challenges for the Fund.
When an owner of shares of a Portfolio Company exchanges their shares for Shares of the Fund, it is possible that such owner, if they are actively involved in the Portfolio Company, will have more information about that company than the Investment Adviser. In valuing such shares for purposes of the exchange, the Investment Adviser will analyze all information available about the company, including data concerning any secondary trading activity in shares of the company, but there can be no assurance that the Investment Adviser will have access to all information that might have a bearing on the appropriate value of the shares for purposes of the exchange.
Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.
Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the
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U.S. economic recovery by keeping the federal funds rate at or near zero percent. These policy changes may expose markets to heightened volatility and may reduce liquidity even further for certain Fund investments, causing the value of the Fund’s investments and performance to decline.
Political, social and economic uncertainty risks could have a material adverse effect on the Fund.
Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this Prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Investment Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.
A cyber-attack could have a material adverse effect on the Fund.
Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from
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cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Investment Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Investment Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Investment Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Investment Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.
Risks Related to Our Business and Structure
Our financial condition and results of operations depend on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Investment Adviser’s ability to identify, analyze and invest in Portfolio Companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. There can be no assurance that the Investment Adviser will be successful in investing in Portfolio Companies that meet our investment criteria, or that we will achieve our investment objective. In addition, if the Fund fails to achieve its estimated size and the Expense Limitation Agreement is not renewed, expenses will be higher than expected. It may be difficult to implement the Fund’s strategy unless we raise a meaningful amount of assets.
Our Investment Adviser also currently manages another pooled investment vehicle in which we have no economic interest. This investment vehicle is a Delaware series limited liability company that holds the securities of issuers of private company stock. Managing this pooled investment vehicle requires the time of the Investment Adviser’s professionals, and may distract them or slow the rate of investment in the Fund. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to make distributions.
We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.
We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic and market conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
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There are significant potential risks relating to investing in securities traded on private secondary marketplaces.
We intend to utilize alternative trading systems and other private secondary markets to acquire equity securities of Portfolio Companies. We generally have little or no direct access to financial or other information from the Portfolio Companies in which we invest through such private secondary marketplaces. As a result, we are dependent upon the relationships and contacts of our Investment Adviser’s senior investment professionals to obtain the information for our Investment Adviser to perform research and due diligence, and to monitor our investments after they are made, under the oversight of the Board of Trustees. However, there can be no assurance that our Investment Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which we invest could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our NAV and results of operations.
In addition, there can be no assurance that Portfolio Companies in which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause us to realize future capital losses on our investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our NAV and results of operations.
Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.
Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we determine to do so.
Our investments are, and are expected to be, primarily in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment (or upon conversion of equity-linked securities), we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as
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a company’s majority shareholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, our ability to liquidate such securities may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy) if we are unable to find buyers acceptable to our Portfolio Companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.
We intend to adhere to our primary investment strategy to “buy and hold” our Portfolio Company securities. However, although we believe alternative trading systems and other private secondary markets may offer an opportunity to liquidate our private company investments, in the event we need to liquidate such securities prior to a Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that we determine to liquidate or that the subject companies will permit their shares to be sold through such platforms.
Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. Due to the difficulty of assessing our NAV, the NAV for our Shares may not fully reflect the illiquidity of our portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which our portfolio securities may trade, and our particular portfolio at any given time.
We may be subject to lock-up provisions or agreements that could prohibit us from selling our investments for a specified period of time.
Even if some of our Portfolio Companies complete IPOs, we will often be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.
There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.
A primary feature of our investment objective is to invest in private growth companies primarily comprising the SharesPost 100, either through private secondary transactions or direct investments in such companies, and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our Investment Adviser’s investment professionals and our Board of Trustees have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.
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We operate in a highly competitive market for direct equity investment opportunities. If we are unable to make investments, it may have an adverse effect on our performance.
A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a RIC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective. To the extent we are unable to make investments in Portfolio Companies, an over-allocation of our assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.
There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.
We have entered into an Investment Advisory Agreement with the Investment Adviser. The Investment Adviser and SharesPost Financial are both wholly owned subsidiaries of SharesPost, Inc., which makes the Investment Advisor and SharesPost Financial affiliates of SharesPost, Inc. and of each other. SharesPost, Inc. is controlled by Greg Brogger, who is the Chief Executive Officer and a minority shareholder.
In addition, our executive officers and Trustees, and the principals of our Investment Adviser serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our Shareholders.
While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, Trustees and Investment Adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while the Investment Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that are currently or in the future may be managed by the Investment Adviser, to the extent it does identify such opportunities, the Investment Adviser has established a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. These allocation policies provide that the general policy of the Investment Adviser will be to allocate purchase or sale opportunities among its clients on a pro rata basis, measured by reference to each client’s relative net asset value as of the beginning of the month in which the purchase or sale is executed. Exceptions to the general policy include situations in which (1) the investment objectives of a particular client dictate that a position that is larger or smaller than for other clients; (2) particular clients may not have the requisite amount of cash available for a pro rata investment, and (3) an investment in a security or other investment may lead to positive or negative tax consequences for certain clients (and/or their investors), which may necessitate a greater or lesser investment in that security or other investment, as appropriate. The Investment Adviser will, however, allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts it manages. Our Board of Trustees monitors on a quarterly basis any such allocation of investment opportunities between the Fund and any such other funds and accounts.
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SharesPost is the owner of the “SharesPost” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and SharesPost. SharesPost and its principals also use and may permit other entities to use the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations. The use of the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our Shareholders, and may result in actual or perceived conflicts of interest.
We do not intend to enter into transactions with Portfolio Companies that may be considered related parties (including transactions for the purchase of securities of SharesPost), nor do we intend (a) to purchase or sell any securities or other property, to or from any affiliate or promoter of the Fund, or any principal underwriter of the Fund, or any affiliate of the foregoing, (b) to loan money to any of the foregoing, or (c) to enter into a joint enterprise with any of the foregoing. The Fund will at all times comply with such provisions, and to the extent deemed necessary by the Board of Trustees, will apply for exemptive relief from the SEC. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.
We have also adopted a Code of Ethics which applies to, among others, our officers, including our principal executive officer and principal financial officer, as well as our Trustees, Chief Compliance Officer and employees. Our officers and Trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and Trustees and officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and Trustee must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer, as well as provide periodic reports concerning their personal securities transactions and obtain prior clearance of certain personal trades. Any pre-clearance approval that is granted will be effective for only two business days (the day on which approval is given and one additional business day) and no clearance will be given to any officer or Trustee to purchase or sell any security (i) on a day when the Fund has a pending “buy” or “sell” order in that same security until that order is executed or withdrawn or (ii) when the chief compliance officer has been advised by the Investment Adviser that the same security is being considered for purchase or sale by the Fund (which the Investment Adviser is obligated to do pursuant to the Investment Advisory Agreement). The Board of Trustees shall consider reports made to it under the Code of Ethics and shall determine whether the policies established in the Code of Ethics have been violated, and what sanctions, if any, should be imposed on the violator, including, but not limited to, a letter of censure, suspension or termination of the employment of the violator, or the unwinding of the transaction and disgorgement of any profits to the Company. The Board of Trustees shall review the Code of Ethics at least once a year.
Constraints imposed on us as a registered investment company may hinder the achievement of our investment objective.
We are subject to numerous constraints on our operations under both the 1940 Act and the Code. For example, qualification for U.S. federal income taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. These constraints, among others, may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.
We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
We have elected to be treated as a RIC and intend to operate in a manner so as to continue to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our Shareholders if such distributions are made on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements (and will pay corporate-level U.S., federal income tax on any undistributed income). We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).
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We will satisfy the annual distribution requirement for a RIC if we distribute to our Shareholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. Because we must make distributions to our Shareholders as described above, such amounts, to the extent a Shareholder is not participating in our dividend reinvestment option, will not be available to us to make investments. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.
To qualify as a RIC, in general, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our Shareholders. The Regulated Investment Company Modernization Act of 2010, which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.
Even in the event the value of your investment declines, the Advisory Fee will still be payable.
The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The Advisory Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, we will owe the Investment Adviser a quarterly Advisory Fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal quarter for which the Advisory Fee is paid.
Our Board of Trustees may change our non-fundamental investment policies and our investment strategies without prior notice or Shareholder approval, the effects of which may be adverse.
Our Board of Trustees has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without Shareholder approval and without prior notice (other than in connection with any proposed changes to the SharesPost 100 80% Investment Policy, which Shareholders receive notice of at least 60 days in advance of such proposed change in accordance with the 1940 Act). We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to Shareholders and cause you to lose all or part of your investment.
Changes in laws or regulations governing our operations may adversely affect our business.
We and our Portfolio Companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.
The transparency of our performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.
Although the Investment Adviser will not report on the performance of individual Portfolio Companies, the Investment Adviser will report on the Investment Adviser’s website the valuation of securities owned by the Fund and the aggregate Fund-level performance. As a result, some Portfolio Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in
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reverse proportion to the number of Portfolio Companies existing in the Fund’s portfolio. These concerns might lead Portfolio Companies to oppose sale of their securities to the Fund, and might make it more difficult for the Fund to execute its investment strategy.
Risks Related to the Offering Made Pursuant to this Prospectus and Our Shares
Shareholders will have only limited liquidity.
The Fund is a closed-end investment company, provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 of the 1940 Act, and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Fund’s repurchase policy.
Limited liquidity is provided to Shareholders only through the Fund’s quarterly repurchase offers for 5% of the Shares outstanding on the repurchase request deadline. There is no guarantee that Shareholders will be able to sell all of the Shares they desire to sell in a quarterly repurchase offer. Additionally, the Board of Trustees (including a majority of Independent Trustees) may suspend quarterly repurchases in accordance with Rule 23c-3. See “Quarterly Repurchases of Shares.”
The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and due to their illiquid nature, may result in the sale of a Portfolio Company below its carrying value or, to the extent the Fund finances repurchases, result in an increase in the Fund’s expense ratio.
Quarterly repurchases by the Fund of its Shares typically will be funded from available cash. However, payment for repurchased Shares may require the Fund to liquidate securities of Portfolio Companies earlier than the Investment Adviser would otherwise liquidate such holdings. Such liquidation could potentially result in losses as the Fund may not be able to sell such holdings at their carrying value. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses and, instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Expense Limitation Agreement) and reducing any net investment income. In each case, such actions may reduce the Fund’s NAV.
Repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Expense Limitation Agreement), to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we focus on making primarily capital gains-based investments in equity securities (which generally will not be income producing) and pursuant to the restrictions on capital gains distribution of an investment company contained in the 1940 Act, we will not make distributions any more frequently than twice in any calendar year nor do we expect to become a predictable issuer of distributions. In addition, we expect that our distributions, if any, will be less consistent than other investment companies that primarily make debt investments. If the Fund declares a cash distribution, then Shareholders’ distribution will be automatically reinvested in additional Shares, unless they specifically “opt out” of the dividend reinvestment option by written request to the Investment Adviser so as to receive cash.
We have broad discretion over the use of proceeds from this continuous offering and will use proceeds in part to satisfy operating expenses.
We have significant flexibility in applying the proceeds of this continuous offering and may use the net proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time
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of this offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.
The foregoing list of “risk factors” is not a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own legal, tax and financial advisors before deciding to invest in the Fund.
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MANAGEMENT OF THE FUND
The Board of Trustees
The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board of Trustees are and will be persons who are not “interested persons” of the Fund or the Investment Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. Subject to the provisions of Delaware law, the Trustees will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the SAI.
Portfolio Managers
The Investment Adviser’s Portfolio Management Team is primarily responsible for the investment management of the Fund. See below for biographies of each member of the Portfolio Management Team.
Name, Address, and Age	Other Position(s) Held with Fund	Term of Office and Length of Time Served as Portfolio Manager	Principal Occupation(s) During the Past Five Years
Christian Munafo c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 5/23/1978	None.	Since August 2019	Chief Investment Officer of SP Investments Management, LLC; Co-Head of Global Private Equity Secondary Transactions at HQ Capital Private Equity LLC; Head of Secondaries at Thomas Weisel Global Growth Partners, LLC
Kevin Moss c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 7/11/1969	President (since April 2019)	Since October 2018	Managing Director of SP Investments Management LLC; Chief Operating Officer of SP Investments Management LLC
Sven Jonas Grankvist c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 4/4/1984	None.	Since June 2018	Director of SP Investments Management, LLC; Vice President of SP Investments Management LLC; Associate of SP Investments Management, LLC
Christian Munafo is the Chief Investment Officer of SP Investments Management, LLC, a registered investment adviser and wholly owned subsidiary of SharesPost. Christian joined the Investment Adviser in August 2019. Prior to his position with the Investment Adviser, Christian was Co-Head of the Global Private Equity Secondary Practice at HQ Capital based in New York, where he was also a member of the senior leadership team. Prior to that, he served as Head of Secondaries at Thomas Weisel Partners. Christian has 19 years of experience in finance, with the last 14 years focused on secondary investments involving venture-backed and growth equity-oriented companies and funds. During this time, he has also served on the boards of many of these companies and funds. In aggregate, Christian has helped raise more than $1 billion globally from institutional investors, corporations, pensions, endowments and family offices. In addition, Christian has overseen the completion of more than 100 secondary transactions representing over $1 billion in capital commitments, ranging from traditional purchases of limited partnership interests
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to more complex non-traditional transactions including fund restructurings, recapitalizations, tender programs, preferred equity/loan facilities and purchases of company securities. Christian began his career as an investment banker focused on mergers and acquisitions at Banc of America Securities. Christian holds a Bachelor of Arts from Rutgers College in Economics and Finance.
Kevin Moss is a Managing Director and Chief Operating Officer of SP Investments Management, LLC, a registered investment adviser and wholly owned subsidiary of SharesPost. Prior to his position with the Investment Adviser, Kevin was a senior portfolio manager at First New York Securities, where he managed a global macro book. With over 17 years of senior level experience in financial services, Kevin’s specific areas of expertise include the management of client relationships, investment research coverage, block trading, and operations management. Kevin began his career as an institutional equities sales trader working for Instinet, and later Commerzbank. His client base included hedge funds, pension funds and proprietary trading desks. Subsequently, Kevin held a series of posts at leading hedge funds and proprietary trading firms including serving as the head of international trading for Libra Advisors and Opus Trading Funds. Kevin received his undergraduate degree in finance from Tulane University and his MBA from Columbia Business School, magna cum laude. He holds FINRA series 4, 7, 24, 27, 55 and 66 licenses.
Sven Jonas Grankvist is a Director of SP Investments Management, LLC. Prior to serving as a portfolio manager, Jonas was a portfolio analyst. Prior to his position with the Investment Adviser, Jonas was an investment banker with Berman Capital, where he covered a wide range of industries including Internet, digital media and software. Jonas has worked on many mergers and acquisitions, and private equity transactions for buyers and sellers in the growth-and-middle-market arena. Jonas is also a mentor for the Thiel Foundation’s 20 Under 20 Fellowship. Jonas received his LLM from Uppsala University and an MBA from Golden Gate University. He holds FINRA Series 7 and 63 licenses.
The Fund is reliant on Messrs. Munafo, Moss and Grankvist for implementation of its investment program. Their absence or departure, for any reason, would require the Investment Adviser to replace them with other qualified personnel, which could have an adverse impact on the Fund’s investment program. Since inception of the Fund, the Investment Adviser has hired additional investment professionals, and intends to continue to hire additional investment professionals in proportion to the growth of the assets under management of the Investment Adviser. Each of the Portfolio Management Team members own options in SharesPost relating to less than 2% of SharesPost on a fully diluted basis, assuming the exercise of all outstanding options and warrants. See “Conflicts of Interest — Certain Parties”.
Compensation of Portfolio Managers
In addition to the employee stock options described above, the portfolio managers receive a fixed annual salary and a bonus, which is in part dependent upon the overall performance of the Investment Adviser. The Portfolio Management Team members do not receive any compensation from the Fund for serving as portfolio managers of the Fund. The SAI provides additional information about the Portfolio Management Team’s compensation, other accounts managed by the Portfolio Management Team, and their ownership of securities of the Fund.
The Investment Adviser
Under the supervision of the Board of Trustees and pursuant to the Investment Advisory Agreement, SP Investments Management, LLC, a wholly owned subsidiary of SharesPost and an investment adviser registered with the SEC under the Advisers Act, serves as Investment Adviser to the Fund. The Investment Adviser is located at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111.
The Investment Adviser was formed in November 2010 as a Delaware limited liability company, and registered with the SEC under the Advisers Act in May 2012. The Investment Adviser manages three investment vehicles (including the Fund), and as of the end of the most recent fiscal quarter (March 31, 2020) held in the aggregate approximately $200 million under management.
Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Investment Advisory Agreement authorizes the Investment Adviser to implement the Fund’s investment program.
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The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.
For a discussion of the Investment Adviser’s compensation, see “Fees and Expenses — Advisory Fee” below.
The Fund Administrator
The Fund has entered into an Administration and Fund Accounting Agreement (the “Fund Administration Agreement”) with UMB Fund Services to perform certain financial, accounting, corporate, administrative, registrar and other services on behalf of the Fund. The Fund Administrator is paid a monthly fee (the “Fund Administration Fee”) by the Fund.
The Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of the Investment Adviser, for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Trustees; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers.
The Fund Administration Fee is based on the Fund Administrator’s standard schedule of fees charged by it for similar services. See “Fees and Expenses — Fund Administration Fee.” These fees are detailed in the Fund Administration Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.
If not terminated as provided in the Fund Administration Agreement, the Fund Administration Agreement shall continue automatically in effect after the anniversary of the initial term for successive annual periods. The Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon not less than 90 calendar days’ written notice prior to the end of the respective term. The Fund Administration Agreement is also terminable upon the material breach of the other party of any term of the Fund Administration Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Fund Administrator enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
Under the Fund Administration Agreement:
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the Fund has agreed to indemnify and hold harmless the Fund Administrator, its employees, agents, officers, directors, shareholders, affiliates and nominees (together the “Fund Administrator Indemnified Parties”) from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, fees, penalties, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by any Fund Administrator Indemnified Parties or for which any Fund Administrator Indemnified Parties may be held liable as a result of the services provided to the Fund (other than by reason of bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations thereunder, uncured material breach of the Fund Administration Agreement or willful misconduct on the part of the Fund Administrator in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

•
the Fund has agreed that, in the absence of an uncured material breach of the Fund Administration Agreement by the Fund Administrator or the bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations under the Fund Administration Agreement or willful misconduct by the Fund Administrator in the provision of the services thereunder, the Fund Administrator shall not be liable to the Fund for:

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(i) any action taken or omitted to be taken in accordance with or in reliance upon instructions, communications, data, documents or information (without investigation or verification) received by the Fund Administrator from an officer or representative of the Fund, or from any authorized person as defined thereto; (ii) any action taken or omission by the Fund, Investment Adviser, any authorized person or any past or current service provider; or (iii) its reliance on the security valuations without investigation or verification provided by pricing service(s), the Investment Adviser or representatives of the Fund.
In providing services as an administrator, the Fund Administrator does not act as a guarantor of the Fund’s Shares. Moreover, the Fund Administrator is not responsible for any investment decisions of the Fund (all of which will be made by the Investment Adviser) or the effect of such investment decisions on the performance of the Fund.
The Fund may engage a different administrator or perform such administrative services itself in its discretion upon notice to Shareholders.
The Custodian
The Fund has entered into a custody agreement (the “Custody Agreement”) with UMB Bank to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and any associated rules and regulations. The Custodian may place certain of the Fund’s assets with sub-custodians and/or depositories.
The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Fund may retain other custodians from time to time without notice to, or approval of, any Shareholder.
The Custody Agreement is subject to termination by the Custodian or by the Fund upon not less than 90 calendar days’ written notice. The Custody Agreement is also subject to termination by the Custodian or by the Fund upon the breach of the other party of any material term of the Custody Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party. Further, the Custody Agreement may be terminated by the Fund in the event that the Custodian enters receivership or a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
UMB Bank’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.
The Transfer Agent
The Fund has entered into a Transfer Agency Agreement with UMB Fund Services to provide transfer agent services to the Fund in connection with the sale and repurchase of Shares. The Transfer Agency Agreement provides for fees payable to the Transfer Agent based on the Transfer Agent’s standard schedule of fees charged by it for similar services. These fees are detailed in the Transfer Agency Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Transfer Agent will be the dividend paying agent of the Fund.
If not terminated as provided in the Transfer Agency Agreement, the Transfer Agency Agreement shall continue automatically in effect after the anniversary of the initial term for successive annual periods. The Transfer Agency Agreement is subject to termination by the Transfer Agent or by the Fund upon 90 calendar days’ written notice prior to the end of the respective term. The Transfer Agency Agreement is also terminable upon the material breach of the other party of any term of the Transfer Agency Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Transfer Agent enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
UMB Fund Services’ principal business address is 235 West Galena Street, Milwaukee, WI 53212.
The Distributor
The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC to act as the Fund’s distributor for the Shares. The Distributor bears all of its expenses of providing distribution services
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as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. In addition, the Investment Adviser has entered into a Distribution Services Agreement with the Distributor. The Investment Adviser pays the Distributor certain fees for providing marketing and sales support services to the Fund and reimburses certain out-of-pocket expenses incurred by the Distributor in connection therewith. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Trustees in connection with their approval of either the Advisory Agreement or the Advisory Fee. See “Fees and Expenses — Distributor Expenses” below.
The Distribution Agreement and the Distribution Services Agreement each has an initial term of two years. Thereafter, if not terminated as provided in the Distribution Agreement, the Distribution Agreement shall continue automatically in effect for successive annual periods. The Distribution Services Agreement is terminable upon termination of the Distribution Agreement. The Distribution Agreement and the Distribution Services Agreement is each subject to termination by the Distributor or by the Fund upon 60 calendar days’ written notice.
Foreside Fund Services, LLC’s principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.
The Chief Compliance Officer
Compliance4, LLC (“Compliance4”) provides to the Fund the services of Peter Guarino as Chief Compliance Officer of the Fund pursuant to a CCO Agreement (the “CCO Agreement”) between the Fund and Compliance4. The Fund compensates Compliance4 for providing such compliance officer services to the Fund. These fees are detailed in the CCO Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The CCO Agreement may be terminated at any time, without the payment of any penalty upon sixty (60) days’ written notice by either party. In addition, the Board of Trustees has the right and authority to remove the individual designated by Compliance4 as the Fund’s Chief Compliance Officer at any time, with or without cause, without payment of any penalty. In this case, Compliance4 will designate another qualified employee thereof, subject to approval of the Board of Trustees and the Independent Trustees, to serve as temporary Chief Compliance Officer until the earlier of: (i) the designation and approval by the Board of a new permanent Chief Compliance Officer; or (ii) the termination of the CCO Agreement.
Under the CCO Agreement, Compliance4 is not liable to the Fund or its Shareholders for any action or inaction of Compliance4 or the CCO relating to any event whatsoever in the absence of bad faith, reckless disregard, gross negligence or willful misfeasance. Under the CCO Agreement, Compliance4 and certain related parties (such as Compliance4’s officers and persons who control Compliance4), are indemnified by the Fund against any and all claims and expenses related to Compliance4’s actions or omissions, except for any act or omission resulting from Compliance4’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the CCO Agreement.
Compliance4’s principal business address is 9 Terison Drive, Suite 100, Falmouth, ME 04105.
Liquidating Trust
The Board of Trustees may, at its discretion if determined to be in the best interests of Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of all, or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Shareholders would bear indirectly. There are no current plans to liquidate the Fund.
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Independent Registered Public Accounting Firm and Legal Counsel
KPMG LLP serves as the independent registered public accounting firm of the Fund. KPMG LLP’s principal business address is located at 550 South Hope Street, Los Angeles, California 90071.
The law firm of Dechert LLP, One Bush Street, Suite 1600, San Francisco, California 94104, serves as legal counsel to the Fund. The firm may also act as legal counsel to the Investment Adviser and its affiliates with respect to various matters. The firm does not represent potential investors with respect to their investment in the Fund.
Directory of Entities
Below is a list of various entities referred to in this Prospectus and their relationship to one another:
SharesPost 100 Fund — The Fund is managed by the Investment Adviser. Kevin Moss is the President.
SP Investments Management, LLC — the Investment Adviser of the Fund, a wholly owned subsidiary of SharesPost, Inc. Kevin Moss is a Managing Director, Sven Jonas Grankvist is a Director and Christian Munafo is the Chief Investment Officer.
SharesPost Financial Corporation — a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates of SharesPost, Inc. and of each other.
SharesPost, Inc. — wholly owns the Investment Adviser and SharesPost Financial. Gregory Brogger is Chief Executive Officer and a minority shareholder of SharesPost, Inc.
The SharesPost 100 — a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
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FEES AND EXPENSES
Advisory Fee
The Fund pays the Advisory Fee to the Investment Adviser as compensation for its investment advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below. A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement, or any future amendments, will be available in the Fund’s annual and semi-annual report to Shareholders. During the fiscal year ended December 31, 2017, the Fund incurred $1,792,994 in Advisory Fees, of which $1,121,021 were waived. During the fiscal year ended December 31, 2018, the Fund incurred $2,340,560 in Advisory Fees, of which $982,239 were waived. During the fiscal year ended December 31, 2019, the Fund incurred $3,506,326 in Advisory Fees, of which $1,467,342 were waived.
Fund Administration Fee
The Fund pays the Fund Administrator the following fees monthly at the specified annual rate: for administrative services 0.07% on the first $300 million in assets, per year, 0.06% on the next $300 million in assets, per year, and 0.05% on assets over $600 million, per year; and for accounting services a $35,000 base fee plus 0.03% on the first $300 million in assets, per year, 0.02% on the next $300 million in assets, per year, and 0.01% on assets over $600 million, per year, plus out-of-pocket expenses for each of the preceding services.
Repurchase Fee
The Fund’s Board of Trustees has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Trustees at any time. Absent such a waiver, a Shareholder who chooses to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. Shares held longest will be treated as being repurchased first and Shares held shortest will be treated as being repurchased last. The repurchase fee does not apply to Shares that were acquired through reinvestment of distributions. Shares held for 365 days or more are not subject to the 2.00% fee, should it be reinstated. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for redeeming Shares and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases. In addition, if Shareholders request repurchase proceeds be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by UMB Fund Services, currently $20 per transfer.
Shareholder Services Fee
The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Class A Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to 0.25% of its daily average NAV.
Distributor Expenses
Pursuant to the Distribution Agreement between the Fund and the Distributor, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the
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Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Shares under the United States securities laws and the registration and qualification of Shares for sale in the various jurisdictions in which the Fund will determine it is advisable to qualify such Shares for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus and any other sales material (and any supplements or amendments thereto). The Distributor serves in such capacity on a best efforts basis, subject to various conditions, and may enter into related selling group agreements with various Financial Intermediaries to assist in the distribution of Shares. Shares are available to investors investing through Financial Intermediaries where such Financial Intermediary has agreed to provide certain administrative services.
Pursuant to a Distribution Services Agreement between the Investment Adviser and the Distributor, the Investment Adviser pays the Distributor certain fees for providing marketing and sales support services to the Fund and reimburse certain out-of-pocket expenses incurred by the Distributor in connection therewith. The maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement (excluding reimbursement of expenses) will not exceed 0.01% of total net assets of the Fund, calculated and paid monthly and subject to a minimum monthly fee of $1,500 and a CPI increase on each contract anniversary. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Trustees in connection with their approval of either the Advisory Agreement or the Advisory Fee.
Other Expenses
The Fund pays all of its investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or Foreside Compliance, and all expenses incurred in connection with the continuous offering and sale of its Shares and communications with Shareholders. The Fund also directly pays any extraordinary operating expenses.
The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.
The Board of Trustees, including a majority of the Independent Trustees, has adopted a procedure that the Board of Trustees has determined is reasonably designed to provide that Broker Fees received by affiliated persons of the Fund or the Investment Adviser for effecting transactions as a broker (“Affiliated Broker”) in connection with the purchase and sale of securities by the Fund are (i) reasonable and fair compared to the Broker Fees received by other brokers in connection with comparable transactions involving similar instruments being purchased or sold on a securities exchange during a comparable period of time, or (ii) otherwise subject to the limits prescribed by Section 17(e) of the 1940 Act. Such procedure permits the Fund to effect transactions through an Affiliated Broker, provided that the Broker Fees received by the Affiliated Broker in connection with the sale of securities to or by the Fund are subject to the following limits contained in Section 17(e)(2) of the 1940 Act: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Board of Trustees, including a majority of Independent Trustees, shall determine no less frequently than quarterly that all transactions effected pursuant to the aforementioned procedures during the preceding quarter were effected in compliance with such procedures. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
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Expense Limitation Agreement
The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with GAAP, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.50% of the average NAV of the Fund attributable to Class A Shares until May 1, 2020, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense.
INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk.   It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment strategy because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.
The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.
SUBSCRIPTION FOR SHARES
Each investor must initially purchase a minimum of $2,500 of Shares in the Fund, plus any applicable sales load. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Shares at such times as the Fund may determine, subject, in the case of investors purchasing Shares with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Shareholders prior to a subscription date).
Investors may also purchase Shares by exchanging securities of Portfolio Companies for Fund Shares. Each exchange of Portfolio Company shares for Fund Shares is subject to approval by the Board of Trustees, upon recommendation by the Investment Adviser. The terms of each exchange must be approved by the Board of Trustees, including a majority of Independent Trustees. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges. The Investment Adviser shall determine the valuation of such securities and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security as determined under the Fund’s valuation policies and procedures to the extent such security is already a part of the Fund’s portfolio. Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Investment Adviser will not receive any Payment in connection with the exchange by an investor of Portfolio Company shares for Fund Shares and such exchanges will not be subject to sales loads.
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Each investor purchasing Shares must submit a completed application to a Financial Intermediary before the applicable purchase date. The Fund has the sole right to accept applications for Shares and reserves the right to reject in its complete and absolute discretion any application for Shares in whole or in part. The Fund also reserves the right to suspend sales of Shares at any time.
PLAN OF DISTRIBUTION
Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as the Fund’s distributor in connection with the offering of Fund Shares (except in connection with the purchase of Fund Shares in exchange for Portfolio Company securities by the holders thereof). The Distributor serves on a best efforts basis, subject to various conditions. It is not required to buy any Shares and does not intend to make a market in the Shares. The Fund’s Shares are offered for sale at NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Shares. No arrangement has been made by the Fund to place funds received in an escrow, trust or similar account. Shares of the Fund will not be listed on any national securities exchange. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for providing certain distribution-related services to the Fund.
The Investment Adviser or its affiliates, in the Investment Adviser’s or such affiliates’ discretion and from their own resources, including out of the Investment Adviser’s own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.
The Fund and the Investment Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.
Prior to the initial public offering of Shares, the Investment Adviser purchased Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.
How to Purchase Fund Shares
Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund Administrator. The returned check and stop payment fee is currently $25.00. Investors may buy and sell Shares of the Fund through Financial Intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders
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transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NASDAQ is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.
By Mail — Initial Purchase
To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to SharesPost 100 Fund to:
SharesPost 100 Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept cashier’s checks, third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor postdated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.
The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.
By Wire — Initial Investment
To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If investors wish to wire money to make an investment in the Fund, please call the Fund Administrator at (855) 551-5510 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NASDAQ. An investor’s bank may charge such investor a fee for wiring same-day funds. The bank should transmit funds by wire to:
ABA #: 101000695
Credit: UMB Bank, n.a.
Account #: 9872013425
Further Credit: SharesPost 100 Fund
Investor name(s):
Investor account number:
By Wire — Subsequent Investments
Before sending a wire, investors must contact the Fund Administrator to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and the Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan — Subsequent Investments
Investors may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from an investor’s bank account and invests it in the Fund through the use of electronic funds
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transfers or automatic bank drafts. Investors may elect to make subsequent investments by transfers of a minimum of $100 on the 5th and 20th day of each month into such investor’s established Fund account. Please contact the Fund Administrator at (855) 551-5510 for more information about the Fund’s Automatic Investment Plan.
By Telephone
Investors may purchase additional Shares of the Fund by calling the Fund Administrator at (855) 551-5510. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for Shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, Shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.
By Exchange of Shares of Portfolio Companies
Investors may also purchase Shares by contributing securities of Portfolio Companies to the Fund. Please contact the Fund Administrator at (855) 551-5510 for more information about the Fund’s exchange mechanism. The Investment Adviser shall determine the valuation of securities offered for exchange and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security to the extent it is already a part of the Fund’s portfolio. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges, and Share exchanges will not be subject to sales loads.
As requested on the application, investors must supply a full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Fund Administrator at (855) 551-5510 for additional assistance when completing an application.
If the Fund Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
Purchase Terms
Share Class Considerations
When selecting a Share class, you should consider the following:
•
which Share classes are available to you;

•
how much you intend to invest;

•
how long you expect to own the Shares; and

•
total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
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Class A Shares
The minimum initial purchase by an investor of Class A Shares is $2,500, plus any applicable sales load. The Fund reserves the right to waive the investment minimum. The Fund’s Class A Shares are offered for sale at NAV next calculated after receipt of the purchase in good order, plus any applicable sales load, subject to shareholder services fees of up to 0.25% of the average daily calculated NAV. The price of the Class A Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Class A Shares. Investors purchasing Class A Shares in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 5.75% to 0.00%, as set forth in the table below. A reallowance will be made by the Distributor from the sales load paid by each investor. There are no sales charges on reinvested distributions or on exchange transactions (i.e., transactions in which investors exchange Portfolio Company shares for Class A Shares). Each of the Fund and the Investment Adviser reserves the right to waive sales charges at its discretion. The following sales charges apply to your purchases of Class A Shares of the Fund:
Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%
The Investment Adviser shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A Shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A Shares.
As shown, investors that purchase $1,000,000 or more of the Fund’s Class A Shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more may be subject to a contingent deferred sales charge (“CDSC”) on Class A Shares repurchased by the Fund during the first 18 months after their purchase in the amount of the commissions paid on those Class A Shares repurchased. Class A Shares held longest will be treated as being repurchased first and Class A Shares held shortest as being repurchased last. Class A Shares held for 18 months or more are not subject to the CDSC.
You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) or with an adjusted sales charge (i.e. “load-adjusted”) if you fall in one of the following categories:
•
Current and retired Trustees and officers of the Fund, their families (e.g., spouse, domestic partner, dependent children, parent) and any purchases referred through the Investment Adviser.

•
Employees of the Investment Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Investment Adviser (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•
Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s Shares and their immediate families.

•
Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•
Clients of registered investment advisers that have entered into arrangements with the Distributor providing for the Class A Shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee, including third party administrators.

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•
Institutional investors (which may include bank trust departments and registered investment advisers).

•
Any accounts established on behalf of registered investment advisers or other intermediaries or their respective clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•
Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Fund, in its sole discretion, may waive these minimum dollar requirements.

•
Portfolio Company shareholders who exchange shares in such Portfolio Companies for Fund Shares.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.
It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A Shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.
Right of Accumulation
For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of the Fund as part of your current investment as well as reinvested distributions. To qualify for this option, you must be either:
•
an individual;

•
an individual and spouse purchasing Shares for your own account or trust or custodial accounts for your dependent children; or

•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s Transfer Agent at the time of your purchase. You will need to give the Transfer Agent your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your dependent children as well as the ages of your dependent children.
Letter of Intent
The letter of intent allows you to count all investments within a 13-month period in Class A Shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Class A Shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include the cost of Class A Shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Transfer Agent receiving the letter of intent. You may combine purchases and exchanges by family members (limited to spouse and dependent children living in
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the same household). You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. Class A Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Shareholder Services Fee
The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Class A Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to 0.25% of its daily average NAV.
OUTSTANDING SECURITIES
The following table sets forth information about the Fund’s outstanding Shares as of March 31, 2020:
Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Common Shares of Beneficial Interest	Unlimited	0	3,318,365
Class L Common Shares of Beneficial Interest	Unlimited	0	28,834
Class I Common Shares of Beneficial Interest	Unlimited	0	3,141,289
QUARTERLY REPURCHASES OF SHARES
The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for 5% of its Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without a vote of a majority of the outstanding Shares. Shares will be repurchased at the NAV per Share of the relevant class determined as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date.
Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board of Trustees and will be based on factors such as market conditions, liquidity of the Fund’s assets and Shareholder servicing conditions. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board of Trustees may establish other policies for repurchases of Shares that are consistent with the 1940 Act, the regulations promulgated thereunder, and other pertinent laws. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, will be paid to Shareholders by the Repurchase Payment Deadline.
Repurchase Amounts
The Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the
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1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer and pursuant to its fundamental policies, the Fund will offer to repurchase 5% of the total number of its Shares outstanding on the Repurchase Request Deadline.
If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Shares tendered for repurchase by Shareholders who own fewer than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such Shareholder’s brokers that the beneficial holder of such Shares actually owns fewer than 100 Shares. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. If Shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Shares offered for repurchase and shall not repurchase any other Shares.
Notice to Shareholders
Notice of each repurchase offer will be given to each beneficial owner of Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. The notice will:
•
contain information Shareholders should consider in deciding whether to tender their Shares for repurchase;

•
include detailed instructions on how to tender Shares for repurchase;

•
state the Repurchase Offer Amount;

•
identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline;

•
describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

•
describe (i) the procedures for Shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline; and

•
will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price
The repurchase price of the Shares will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. You may visit the Fund’s website (www.sharespost100fund.com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary
51

weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. Any such suspension would require the approval of a majority of the Board of Trustees (including a majority of Independent Trustees) in accordance with Rule 23c-3 of the 1940 Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.
The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash. Payment for repurchased Shares, however, may require the Fund to liquidate securities of Portfolio Companies earlier than the Investment Adviser otherwise would, which may potentially cause the Fund to realize losses. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of securities of Portfolio Companies to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In each case, such actions may reduce the Fund’s NAV.
Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants to redeem Shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future.
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BORROWING
The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from Shareholders pursuant to the quarterly repurchase offers and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1∕3% of the Fund’s gross asset value.
DISTRIBUTIONS
Following the disposition by the Fund of securities of Portfolio Companies, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC and in accordance with the 1940 Act). The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.
DIVIDEND REINVESTMENT POLICY
The Fund will operate under a dividend reinvestment policy administered by UMB Fund Services (the “Agent”). Pursuant to the policy, any distributions by the Fund to its Shareholders, net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.
Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Agent in writing at SharesPost 100 Fund, c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175. Such written notice must be received by the Agent 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Agent, on the Shareholder’s behalf, will receive additional authorized Shares of the same class from the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share of the relevant class as of the date of such distribution.
The Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.
Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without
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limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Considerations.”
The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.
All correspondence concerning the dividend reinvestment policy should be directed to, and additional information may be obtained from, the Agent at SharesPost 100 Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or overnight express mail to SharesPost 100 Fund c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212. Certain transactions can be performed by calling the toll-free number (855) 551-5510.
DETERMINATION OF NET ASSET VALUE
The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Trustees. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee monitors the material aspects of the Fund’s valuation procedures, as adopted by the Board of Trustees and revised from time to time, as well as monitors the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.
Pursuant to valuation policies and procedures adopted by the Board of Trustees, the Investment Adviser is responsible for determining and documenting (1) whether market quotations are readily available for portfolio securities of the Fund; (2) the fair value of portfolio securities for which market quotations are not readily available; and (3) the fair value of any other assets or liabilities considered in the determination of the NAV. Depending on the portfolio security being valued, the Investment Adviser is responsible for maintaining records for each investment, which reflect various significant positive or negative events in the fundamental financial and market information relating to each investment that support or affect the fair value of the investment. The Investment Adviser will provide the Board of Trustees and the Valuation Committee with periodic reports (but no less often than monthly) that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. On a quarterly basis, the Board of Trustees will review and, if necessary, ratify or revise any fair value determinations made by the Investment Adviser in accordance with the Fund’s valuation procedures.
Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for
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which there are no readily available market quotations, the Investment Adviser may consider several factors, including the implied valuation of the asset as reflected by stock purchase contracts reported on alternative trading systems and other private secondary markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, the price of such security in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, the per share price of the security to be valued in recent verifiable transactions, including private secondary transactions (including exchanges for Fund Shares), and the recommendation of the Fund’s portfolio managers. The Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied written procedures established by the Board of Trustees and in accordance with GAAP. Under GAAP, the valuation of investment holdings is governed by Financial Accounting Standards Board Accounting Standards Code, Section 820 “Fair Value Measurement” (“ASC 820”).
Fair value prices are necessarily subjective in nature and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
CONFLICTS OF INTEREST
The following actual and potential conflicts of interest exist in respect of the Fund:
(1) Role of the Investment Adviser.   The Investment Adviser has an inherent conflict of interest in recommending itself to the Board of Trustees as the Fund’s Investment Adviser.
(2) Other Activities.   The principals of the Investment Adviser will devote substantially all of their working time to the management and operation of the Investment Adviser, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of the Investment Adviser may be involved in other business ventures. The Fund will not share in the risks or rewards of the Investment Adviser or its principals with respect to such other ventures. However, such other ventures will compete for their time and attention and might create other conflicts of interest. The Investment Advisory Agreement does not require the Investment Adviser to devote its full time or any specified portion of its time to the Fund, although the Investment Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.
(3) Other Products Managed by the Investment Adviser.   The Investment Adviser currently manages one other fund product, and could possibly manage in the future additional fund products or other accounts, that has (or could have) an investment program which could overlap with that of the Fund. The allocation of investments between the Fund and any such products or accounts is and would be governed by the Investment Adviser’s allocation policies and procedures described above under the caption “Risk Factors”, which are designed to provide for fair and equitable treatment of the Fund.
(4) Financial Intermediaries.   Financial Intermediaries may receive ongoing compensation in respect of selling Shares, and they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Shares. Further, Financial Intermediaries may receive different amounts of compensation with respect to sales of the Shares than from other products advised by the Investment Adviser and/or its affiliates, and therefore may have incentives to favor one or more products over others.
(5) Indirect Compensation to Affiliated Brokers.   When an opportunity to acquire securities in the Fund’s investment focus arises, in determining which transactions to pursue the Investment Adviser will consider a variety of factors, including the underlying price of the security to be acquired and the reliability of the broker-dealer engaged by the seller of such securities. Because the investment focus of the Fund is to acquire securities of private companies, at any particular time the availability of securities for purchase is low. As such, it is rarely the case that the Fund will have the opportunity to acquire any such company’s securities from multiple sellers at the same time, one of whom may be represented by an Affiliated Broker. Even in the rare circumstance where multiple acquisition opportunities do exist, typically the underlying considerations (such as share price) will favor one seller over another. However, there is a possibility that the Fund’s acquisition of securities from a seller represented by an Affiliated Broker could result in indirect compensation to such Affiliated Broker by increasing the number of transactions such Affiliated Broker can
55

facilitate on the other side of the trade from the Fund. As disclosed elsewhere in this Prospectus, the Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund).
(6) Certain Parties.
Each of the Portfolio Management Team members has been granted options to purchase shares of SharesPost common stock representing less than 2% of SharesPost’s equity (assuming the exercise of all outstanding SharesPost options and warrants).
The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.
U.S. FEDERAL INCOME TAX MATTERS
The following briefly summarizes some of the important federal income tax consequences to Shareholders of investing in the Fund’s Shares, reflects the federal tax law as of the date of this Prospectus only, and does not address special tax rules applicable to certain types of investors, such as foreign investors, insurance companies, financial institutions, dealers and flow-through entities. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
The Fund has elected to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to continue to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.
The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a Shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all distributions are generally taxable whether a Shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain distributions”), if any, are taxable to Shareholders as capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). The determination of the character for U.S. federal income tax purposes of any distribution from the Fund will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.
For more detailed information regarding tax considerations, see the section entitled “Tax Status” in the SAI.
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VOTING
Each Shareholder will have the right to cast a number of votes based on the number of Shares held by such Shareholder at any meeting of Shareholders called by (i) the Board of Trustees or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Shareholders will be entitled to vote on any matter on which shareholders of a RIC organized as a corporation would be entitled to vote, including selection of Trustees. Except for the exercise of their voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least 75% of the class of Shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
RESERVES
Liabilities and accruals shall be determined in accordance with GAAP.
LEGAL PROCEEDINGS
As of April 30, 2020, the Fund is not currently a party to in any legal proceeding that we believe would have a material adverse effect upon the Fund or the ability of the Investment Adviser to perform its contract with the Fund.
LIQUIDITY REQUIREMENTS
The Fund’s portfolio is not subject to any minimum liquidity requirement. The Fund will, however, be required to maintain sufficient liquidity to repurchase Fund Shares under the quarterly repurchase procedures described above under “Quarterly Repurchases of Shares”.
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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
GENERAL INFORMATION AND HISTORY	0
INVESTMENT OBJECTIVE AND POLICIES	0
MANAGEMENT OF THE FUND	0
CODE OF ETHICS	0
ALLOCATION OF BROKERAGE	0
TAX STATUS	0
DETERMINATION OF NET ASSET VALUE	0
INVESTMENT BY EMPLOYEE BENEFIT PLANS	0
CALCULATION OF FEES	0
PROXY VOTING POLICIES AND PROCEDURES	0
CONTROL PERSONS AND PRINCIPAL HOLDERS	0
FINANCIAL STATEMENTS	0
ADDITIONAL INFORMATION
The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or the SAI without charge.
PRIVACY POLICY NOTICE
Privacy Policy Notice
This Privacy Policy Notice discloses the privacy policies of SharesPost 100 Fund (the “Fund”), which is serviced by Foreside Fund Services, LLC, UMB Bank N.A. and UMB Fund Services, Inc., advised by SP Investments Management, LLC, (collectively, the “Companies”). The Fund and Companies are referred to herein collectively as “we” or “us.”
Protecting your privacy is a top priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.
The information we have and where we get it
We collect information about you from a variety of sources, including:
•
Information we receive from you on applications or other forms, such as your name, address and phone number; email address, your social security number or tax identification number, citizenship and residency and your assets, income and other household information;

•
Information about your other transactions with us, our affiliates or others including financial intermediaries or broker-dealers, such as your account balances and transactions history; and

•
Information from visitors to our website provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

For more information about what we collect online, including our use of cookies, please visit our website.
We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors. If you are a parent or guardian and you are aware that your minor child has provided us with such information, please contact us.
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How we use this information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.
To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our shareholder statements or reports and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.
Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:
•
To respond to a subpoena or court order, judicial process or regulatory inquiry;

•
To report suspicious transactions to government agencies and law enforcement officials;

•
To protect against fraud;

•
To provide products and services with the consent or the direction of a customer; or

•
In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.
Security of personal financial information
We restrict access to information about you to those employees of the Fund or the Companies we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information. Our contracts with the Companies contain provisions restricting their use of your personal information to those purposes for which they were hired.
We continuously assess new technology for protecting information and upgrade our systems where appropriate.
If you have any questions or concerns about this Privacy Policy Notice, please write to us at:
SharesPost 100 Fund
555 Montgomery St, Suite 1400
San Francisco, CA 94111
Former customers
If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you.
We also will comply with more restrictive state laws to the extent they apply.
The California Consumer Privacy Act of 2018 (“CCPA”), granted, commencing on January 1, 2020, a California resident (“Consumer”) various rights with regard to personal information relating to that Consumer that is held by a business, including the right to know what data a business has collected about the Consumer over the past 12 months and the right to request a business to delete any personal information about the Consumer collected by the business, and requires the business to comply with a verifiable Consumer request to that effect. Although these rights do not necessarily apply to the Fund’s Shareholders who are covered under applicable Federal privacy law or exceptions within CCPA, other California Consumers may be covered.
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We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. We will notify you of our Privacy Policy Notice annually and inform you of any changes as required. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.
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PROSPECTUS

SharesPost 100 Fund

Class L Shares (PRLVX)
May 1, 2020
SharesPost 100 Fund (the “Fund”, “we”, “our” or “us”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company that is operated as an interval fund. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is designed primarily for long-term investors and not as a trading vehicle.
This Prospectus applies to the offering of Class L Shares of the Fund. The Fund has registered 25,000,000 Shares for sale under the registration statement to which this Prospectus relates, 3,351,596 Class A Shares and 3,187,227 Class I Shares of which are outstanding, 36,831 Class L Shares of which are outstanding, and 18,427,346 Shares of which are registered but not yet issued as of April 26, 2020. The Shares are offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share of the relevant class next calculated after receipt of the purchase in good order, plus any applicable sales load.
This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities, and retain such materials for future reference. This Prospectus is incorporated by reference to, and includes a table of contents of, a Statement of Additional Information (“SAI”) regarding the Fund and its shares. A copy of this Prospectus (including the SAI) or the Fund’s annual or semi-annual reports to shareholders may be obtained without charge by calling the Fund toll-free at 1-800-834-8707. Shareholder inquiries should also be directed to the Fund by using such toll-free number. This Prospectus, the SAI, and the Fund’s annual and semi-annual reports are all available upon request and without charge on the Fund’s website (www.sharespost100fund.com). Information on the Fund’s website is not incorporated herein by reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. The Fund’s filings with the SEC, including the registration of which this Prospectus and the SAI are a part and other material incorporated by reference and information regarding the Fund, also are available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by written request using the following e-mail address: publicinfo@sec.gov.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.sharespost100fund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you elect, or have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically, by calling the Fund, c/o UMB Fund Services, at 1-855-551-5510 or by sending an email to sharespost.100fund@umb.com, or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund, c/o UMB Fund Services, by telephone at 1-855-551-5510 or by email to sharespost.100fund@umb.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The Fund offers three different classes of Shares: Class A Shares, Class L Shares and Class I Shares. The Fund offers Class A Shares and Class I Shares each by a different prospectus. The Fund began continuously offering its common shares on March 20, 2014. On November 3, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its

Class L Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class L Shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor wishes to invest in the Fund through a financial intermediary, and is eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV. Even though the Fund will make quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid.
The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”) primarily comprising the SharesPost 100, a list of companies (the “SharesPost 100”) selected and maintained by SP Investments Management, LLC, a Delaware limited liability company and the Fund’s investment adviser (the “Investment Adviser”). The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. This investment strategy is referred to as “Buy and Hold”. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Fund’s Board of Trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”), determines it is necessary (A) to fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy (as described below), or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of shareholders.
The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of portfolio companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies included in the SharesPost 100. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation, the limited availability of shares for purchase and the analysis of the Investment Adviser of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the limitations described in the paragraph above.

The Fund has a fundamental concentration policy not to invest 25% or more of its total assets in companies in a particular “industry or group of industries”, as that phrase is used in the 1940 Act. For a more detailed description of this policy, please refer to the section entitled “Investment Objective, Strategies, Methodology and Policies.”
The Fund is operated as an interval fund and, as such, has established a limited repurchase policy under Rule 23c-3 of the 1940 Act. Although the Fund will offer to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarter the Fund will offer to repurchase 5% of its outstanding Shares, the Fund will not otherwise be required to repurchase or redeem Shares at the option of a shareholder of the Fund (each, a “Shareholder”, and collectively, the “Shareholders”) nor will Shares be exchangeable for units, interests or shares of any other fund. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may be able to have only a portion of their Shares repurchased.
In addition, the Board of Trustees may, subject to applicable law, determine in certain limited circumstances that it is in the best interests of the Fund and its Shareholders to suspend quarterly repurchase offers, which would further reduce the ability of Shareholders to sell their Shares. Even though the Fund will endeavor to make quarterly repurchase offers to repurchase a portion of the Shares to provide some liquidity to Shareholders, you should consider the Shares to be illiquid. If, and to the extent that, a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share of the relevant class and initial offering prices. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment, or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment. See “Risk Factors.”
The Fund’s Shares have no history of public trading, and you should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Fund does not intend to list its Shares on any securities exchange during the continuous offering, and the Fund does not expect a secondary market in the Shares to develop. As a result of the foregoing, an investment in the Fund’s Shares is not suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. The Investment Adviser publishes the daily calculated NAV of the Fund’s Shares on its website at www.sharespost100fund.com.
Investing in the Fund’s Shares involves substantial risks. Prospective investors should refer to the risk factors discussed in the section entitled “Risk Factors” prior to making an investment in the Fund.
Certain conflicts of interest involving the Fund and its affiliates could impact the Fund’s investment returns and limit the flexibility of its investment policies. Prospective investors should review the conflicts of interest described in the section entitled “Conflicts of Interest” prior to making an investment in the Fund.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The Fund is offering the Shares in a continuous offering. The offering price for the Shares will be equal to the NAV per Share of the relevant class next calculated after receipt of the purchase in good order, plus any applicable sales load. The Fund’s Shares are offered through Foreside Fund Services, LLC (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.
Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus and the Statement of Additional Information is May 1, 2020.
	Amount of Securities	Sales Load(2)
Class L Shares(1)	Up to 25,000,000	1.25% – 4.25%

(1)
The stated minimum initial investment by an investor in the Fund for the Shares is $2,500, which stated minimum may be reduced or waived for certain investors.

(2)
Investments in Class L Shares are subject to a sales load assessed at a rate of between 4.25% and 1.25% depending upon the amount invested. See “Summary of Fund Expenses.”

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.
i

PROSPECTUS SUMMARY
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in SharesPost 100 Fund (the “Fund”, “we”, “our” or “us”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the statement of additional information (the “SAI”), which should be retained by any prospective investor.
The Fund
The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund”. Shares of beneficial interest of the Fund (the “Shares”) are continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).
The Offering
The Fund is offering to sell up to 25,000,000 Shares on a continuous basis at net asset value (“NAV”) per Share of the relevant class next calculated after receipt of the purchase in good order, plus any applicable sales load. Sales loads will reduce the amount of an investor’s investment in the Fund.
Share Classes
The Fund offers three different classes of Shares: Class A Shares, Class L Shares and Class I Shares. The Fund offers Class A Shares and Class I Shares each by a different prospectus. The Fund began continuously offering its common shares on March 20, 2014. On November 3, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its Class L Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class L Shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor wishes to invest in the Fund through a financial intermediary, and is eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Minimum Investment
The minimum initial investment is $2,500, plus any applicable sales load. There is no minimum investment for subsequent investments. The Fund reserves the right to waive the investment minimum.
The Fund’s Shares are offered through the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders (“Authorized Institutions”).
See “Subscription for Shares” and “Plan of Distribution — How to Purchase Fund Shares.”
The Investment Adviser
Under the supervision of the Fund’s Board of Trustees and pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), SP Investments Management, LLC (the “Investment Adviser”), a wholly owned subsidiary of SharesPost, Inc. (“SharesPost”) and an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.
The Investment Adviser was formed in November 2010 as a Delaware limited liability company and registered with the SEC under the Advisers Act in May 2012. The Investment Adviser manages three investment vehicles (including the Fund), and as of the end of the most recent fiscal quarter (March 31, 2020) had in the aggregate approximately $200 million under management.
Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund.
The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.
Investment Objective and Strategies
Investment Objective.   The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”). The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in companies selected by the Investment Adviser for the SharesPost 100 and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within two to four years of such securities purchase by the Fund, and the Investment Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. It is part of the Fund’s investment strategy not to sell securities of Portfolio Companies prior to any such liquidity event. This investment strategy is referred to as “Buy and Hold”. If the Investment Adviser removes a company from the SharesPost 100, the Fund will hold the securities of such Portfolio Company until a liquidity event occurs with respect thereto (subject to the exceptions set forth below), unless it is obligated by the 1940 Act or other regulatory considerations to do otherwise. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Board of Trustees determines it is necessary to (A) fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of shareholders of the Fund (“Shareholders”).
As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company (and references to “equity securities” throughout this Prospectus includes such equity-linked convertible notes). The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies, including those in emerging market countries. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. The equity securities in which we invest will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, we will often be subject to lock-up provisions that prohibit us from selling our equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.
SharesPost 100.   The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The Investment Adviser reviews, and if it determines necessary, adjusts, the composition of the SharesPost 100 on a quarterly basis. Affiliates of the Investment Adviser may provide information (at no cost) to the Investment Adviser to assist in its quarterly analysis, but in no way will such affiliates participate or have determinative influence in the selection of SharesPost 100 companies. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
Each investment of the Fund will be subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100 (subject to the SharesPost 100 80% Investment Policy, as defined and described below) and in some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interests of the Fund. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Company shares other than (i) upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction, or (ii) within a reasonably practicable time period after a particular Portfolio Company is removed from the SharesPost 100 to the extent necessary to comply with the SharesPost 100 80% Investment Policy.
Investment Strategies.   The Fund generally invests in Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities directly from such Portfolio Companies or engage in options transactions.
In reviewing potential investments for the Fund, the Investment Adviser utilizes, among other publicly available sources, the information and research available on premium databases and regulatory filings of issuers. The Investment Adviser, wherever possible, interfaces with the management of companies targeted for investment and reviews their past and expected financial performance.
The Investment Adviser connects with sellers of shares through alternative trading systems and other secondary private markets. The Investment Adviser may also seek to bring shares of targeted companies into the Fund on what it believes are attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them directly with the Fund for Shares in the Fund at the end of each fiscal quarter. See “Exchange Feature” below.
SharesPost 100 is not an index; SharesPost 100 80% investment policy.   The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. Prospective investors should be aware that the SharesPost Private Growth Index, an index maintained by SharesPost, Inc., is unrelated to the SharesPost 100, has no connection to the Fund, and the data contained therein may diverge materially from the results of the Fund.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of Portfolio Companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies included in the SharesPost 100 (the “SharesPost 100 80% Investment Policy”). The Fund monitors its portfolio to ensure compliance with the SharesPost 100 80% Investment Policy. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”
The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund.
The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy. In the event a particular Portfolio Company is removed from the SharesPost

100, the Fund will sell such amount of the Fund’s holdings necessary to comply with the SharesPost 100 80% Investment Policy within a reasonably practicable time after such removal.
Fundamental concentration policy.   The Fund has a fundamental concentration policy that it will not make an investment if such investment would result in 25% or more of the Fund’s total assets being invested in companies in any one particular “industry or group of industries”, as that phrase is used in the 1940 Act, and as interpreted, modified or otherwise permitted by a regulatory authority having jurisdiction, from time to time (the “Fundamental Concentration Policy”). The Fund’s Fundamental Concentration Policy does not preclude it from focusing investments in issuers in related fields, and the Fund expects that most of the Portfolio Companies may (i) be in either internet-, mobile-, social media-, or other technology-related fields, or (ii) utilize developing technology in providing their products and services. The Fund may also have significant holdings in cash and cash equivalents, generally at least 5%.
No assurance.   There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Trustees without the vote of the Fund’s shareholders. Notice will be provided to Shareholders prior to any such change in accordance with the 1940 Act.
Use of Proceeds
The Fund expects that the net proceeds of the continuous offering, after payment of any sales loads, will be invested in accordance with its investment objective and principal strategies as soon as practicable after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies.
Summary of Risk Factors
The following is a discussion of the principal risks of investing in the Fund. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund and the continuous offering of Shares.
Illiquidity of Fund Shares — There is presently no market for the Fund’s Shares, which are highly illiquid and currently can be sold by Shareholders only in the quarterly repurchase program of the Fund; unless and until a secondary market for the Fund’s Shares develops, which the Fund has no reason to anticipate at this time, you will not be able to control the timing or the amount of Shares which you desire to sell. The Fund’s Shares have no history of public trading, nor is it intended that they will be listed on a public exchange at this time.
As a closed-end “interval fund,” the Fund makes quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV. Even though the Fund makes quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid. There is no guarantee that you will be able to sell the amount of Shares that you wish to tender in connection with a given repurchase offer. Shareholders may tender more Shares than the Fund has offered to repurchase. If so, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, it is possible that not all Shares that are tendered in a repurchase offer will be repurchased. There is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a given quarter, thereby increasing the likelihood that a proration will occur. Finally, the Board of Trustees (including a majority of Independent Trustees (as defined below)) may suspend quarterly repurchases in accordance with Rule 23c-3. Each of these factors may further limit the liquidity of the Fund’s Shares.
See “Risk Factors”.
Potential Illiquidity of the Fund’s Investments — The Fund invests primarily in private company securities that are thinly traded and less liquid than other investments, or whose liquidity decreases in response to market developments or adverse investor perceptions. These securities may also be subject to “lock-up agreements” restricting their sale. For example, underwriters of initial public offerings customarily require holders of an issuer’s securities to agree not to sell such holder’s securities for 180 days after the initial public offering. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund may not be able to sell an investment, or a portion of an investment, when the Investment Adviser believes that doing so would maximize returns. In addition, because private company securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. As a result, even if the Investment Adviser is able to sell such securities on behalf of the Fund when it desires to do so, the Fund may have to accept a lower price than the price determined by the Fund in accordance with its valuation procedures.
The inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV.
Alternatively, because shares of private companies are generally limited in number, the Fund may pay a higher price for shares of companies the Investment Adviser believes to be promising. Paying such a premium may adversely affect the Fund’s returns.
See “Risk Factors”.

Valuation — The Fund’s NAV is based on the value of its securities. Where reliable public market prices are available for those securities, the Investment Adviser will rely on those prices. However, in light of its investment strategy to invest in private, operating, late-stage, growth companies, the Fund expects that in most cases (other than subsequent to an IPO transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and where private market prices are available, such prices may be unreliable. At any point in time, there may be limited or no recent purchase or sale transactions or offers on private markets on which to base the value of a given private share. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions. See “Determination of Net Asset Value.”
In these cases, which the Fund expects will be in most circumstances, the Fund’s investments will be valued by the Investment Adviser, under the supervision of the Board of Trustees, pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the underlying companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. The Investment Adviser may also take into consideration valuations of similar classes of private company securities as publicly reported by other funds. From time to time, the Fund may determine that it should modify its assumptions as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect Shareholders.
The Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may in turn adversely affect the Fund’s NAV. See “Determination of Net Asset Value.”
See “Risk Factors” for more detail and additional risks that should be considered, including risks related to the competition for portfolio investments, the likelihood of minimal distributions of current income, potential conflicts of interest related to the Fund and its affiliates, and the relative inexperience of the Fund’s management with registered funds.

Directory of Entities
Below is a list of various entities referred to in this Prospectus and their relationship to one another:
SharesPost 100 Fund — The Fund is managed by the Investment Adviser.
SP Investments Management, LLC — the Investment Adviser of the Fund, a wholly owned subsidiary of SharesPost, Inc.
SharesPost Financial Corporation (“SharesPost Financial”) —  a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. In addition, SharesPost Financial is registered as an alternative trading system pursuant to Regulation ATS of the Securities Exchange Act of 1934. SharesPost Financial’s principal business activity is connecting buyers and sellers of private company securities. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates of SharesPost, Inc. and of each other.
SharesPost, Inc. — wholly owns the Investment Adviser and SharesPost Financial. Gregory Brogger is Chief Executive Officer and a minority shareholder of SharesPost, Inc.
The SharesPost 100 — a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 may also include formerly private companies that have consummated an initial public offering for so long as the Investment Adviser deems appropriate.
Investment Thesis
Access to Attractive Asset Class.   The Fund invests in private, operating, late-stage, growth companies, primarily in the technology sectors. The Investment Adviser believes that the asset class represented by these companies should be an element in many investors’ diversified portfolio for two primary reasons.
First, the Adviser believes that, historically, these companies have had a lower technology, product and market risk profile than early-stage private companies. As a consequence, historically failure rates have been lower and time to exit have been faster. These companies may, however, have a higher technology, product and market risk profile than publicly traded companies, but, for the reasons discussed in the next paragraph, can offer the potential for higher return.
Second, there appears to be a general trend for companies to stay private longer, which has generally resulted in a greater portion of companies’ value appreciation occurring in this asset class rather than the public equities markets (although this is not always the case). This, the Investment Adviser believes, has negatively impacted the returns of the public equity markets for the last decade. These private, operating, late-stage, growth companies are typically hard to access, especially for smaller and mid-size investors. However, the Investment Adviser seeks to use its access to private markets to build a portfolio of private, operating, late-stage, growth companies, primarily in the technology sectors.
Efficient, Transparent Investment.   The Fund offers investors an opportunity to invest efficiently in a portfolio of private, operating, late-stage, growth companies, primarily in the technology sectors. Unlike traditional venture and secondary funds, the Investment Adviser publishes on its website (1) a complete list of the Fund’s investments as of the last day of the previous month, and (2) the daily calculated NAV of the Fund’s Shares, giving investors enhanced transparency into their investment.
Closed-End Fund Structure
The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of a shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s Shares are not listed on a stock exchange. Instead, the Fund provides very limited liquidity to its Shareholders by offering to repurchase a limited amount of Shares quarterly (5% of outstanding Shares), which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset in-flows (purchases), but, unlike a mutual fund, is not subject to continuous out-flows (repurchases). An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.
Board of Trustees
The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser. See “Management”.
Fees
Advisory Fee.   The Fund pays a fee (the “Advisory Fee”) to the Investment Adviser as compensation for its investment advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below.

Shareholder Services Fee.   The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Class L Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such expenses on an annual basis equal to 0.25% of its daily average NAV.
Distribution Fees.   Class L Shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L Shares and is payable on a quarterly basis.
Expense Limitation Agreement.   The Investment Adviser has entered into a written expense limitation agreement (the “Expense Limitation Agreement”) under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.75% of the average NAV of the Fund (the “Expense Limitation”) attributable to Class L Shares until May 1, 2021, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense.
Borrowing
The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy repurchase requests from Fund Shareholders and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1∕3% of the Fund’s total asset value.
Determination of Net Asset Value
The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ Stock Market Exchange (“NASDAQ”) (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Trustees. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee monitors the material aspects of the Fund’s valuation procedures, as adopted by the Board of Trustees and revised from time to time, as well as monitors the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.
Fair value prices are necessarily subjective in nature and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
See “Determination of Net Asset Value” below for additional information.
Expenses
The Fund pays all of its investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or Foreside Services (each as defined below) and all expenses incurred in connection with the continuous offering and sale of its Shares and communications with Shareholders. The Fund also directly pays any extraordinary operating expenses.

The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.
Purchase of Shares
Each investor must initially purchase a minimum of $2,500 of Shares in the Fund, plus any applicable sales load. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Shares at such times as the Fund may determine, subject, in the case of investors purchasing Shares with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Shareholders prior to a subscription date). Investors may also purchase Shares by exchanging securities of Portfolio Companies for Shares, as discussed below.
Each investor purchasing Shares must submit a completed application to the selling agent before the applicable purchase date. The Fund has the sole right to accept applications for Shares and reserves the right to reject in its complete and absolute discretion any application for Shares in whole or in part. The Fund also reserves the right to suspend sales of Shares at any time.
The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”) to act as the distributor for the sale of Shares. The Distributor serves in such capacity on a best efforts basis. The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Shares. Shares are available to investors investing through broker-dealers or other financial intermediaries (collectively, “Financial Intermediaries”) where such Financial Intermediary has agreed to provide certain administrative services to assist in the distribution of Shares.
Exchange Feature
The Fund provides the opportunity for holders of securities in Portfolio Companies to acquire Shares of the Fund in exchange for such securities. This exchange mechanism provides such holders the ability to diversify their portfolios, and provides the Fund an additional way to source shares in Portfolio Companies.
Each exchange of Portfolio Company shares for Fund Shares is subject to approval by the Board of Trustees, upon recommendation by the Investment Adviser. The terms of each exchange must be approved by the Board of Trustees, including a majority of Independent Trustees. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges.
The Investment Adviser shall determine the valuation of such securities and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio

Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security as determined under the Fund’s valuation policies and procedures to the extent such security is already a part of the Fund’s portfolio.
Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Investment Adviser will not receive any fee, payment, commission, or other financial incentive of any type (“Payments”) in connection with the exchange by the exchanging shareholder of Portfolio Company shares for Fund Shares, nor will such exchanges be subject to a sales load.
Quarterly Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for 5% of the Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements, or otherwise by the Board of Trustees (including a majority of Independent Trustees in accordance with Rule 23c-3 of the 1940 Act), as described herein. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer, although each Shareholder will have the right to require the Fund to purchase up to and including 5% of such Shareholder’s Shares in each quarterly repurchase. Limited liquidity will be provided to Shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly repurchase requirements. See “Quarterly Repurchases of Shares.”
Investor Suitability
An investment in the Fund involves a considerable amount of risk.   It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment strategy because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.
Dividends
Following the disposition by the Fund of securities of Portfolio Companies, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC (as defined below) and in accordance with the 1940 Act). The Fund will establish reasonable cash reserves to meet Fund obligations prior to making distributions. See “Distributions” and “U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Policy
The Fund provides distribution options for its Shareholders. Under these options, if the Fund declares a distribution, then a Shareholder’s distribution will be automatically reinvested in additional Shares unless the Shareholder has specifically elected in its application (or otherwise) to receive cash. Pursuant to the dividend reinvestment policy, a Shareholder will receive additional Shares, including fractions of Shares, at a price equal to the NAV per Share of the relevant class on the date of distribution. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Considerations.”
Taxes
The Fund has elected to be classified as an association taxable as a corporation for U.S. federal tax purposes. The Fund also (i) has elected to be treated as, and (ii) intends to operate in a manner so as to continue to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will pay no U.S. federal income tax on the earnings or capital gains it timely distributes to Shareholders. This avoids a “double tax” on distributed earnings normally incurred by taxable investors in regular “C corporations.” Holders of Shares normally will be taxed on their Fund distributions (unless their Shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from U.S. federal income tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment. The Fund’s tax reporting to Shareholders are made on IRS Forms 1099. See “U.S. Federal Income Tax Considerations.”

The Fund Administrator
UMB Fund Services, Inc. (“UMB Fund Services”) serves as the administrator of the Fund (the “Fund Administrator”). The Fund compensates the Fund Administrator for providing administrative services to the Fund. The Fund Administrator is responsible for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Trustees; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers. See “Management of the Fund.”
The Custodian
UMB Bank National Association (“UMB Bank”) serves as the custodian of the Fund (the “Custodian”). The Fund compensates the Custodian for providing custody services to the Fund. See “Management of the Fund.”
The Chief Compliance Officer
Compliance4, LLC (“Compliance4”) provides to the Fund the services of Peter Guarino as the Chief Compliance Officer of the Fund. The Fund compensates Compliance4 for providing such compliance officer services to the Fund. See “Management of the Fund.”
The Transfer Agent
UMB Fund Services serves as the transfer agent of the Fund (the “Transfer Agent”). Any successor Transfer Agent shall be appointed by the Fund. The Fund compensates the Transfer Agent for providing transfer agent services to the Fund. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES
Class L Shares
Shareholder Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)(1)	4.25%
Maximum Sales Charge on Reinvested Dividends	None
Repurchase Fee on Shares Repurchased Within 365 Days of Purchase (as a percentage of proceeds)(2)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(3)	1.90%
Shareholder Services Fee	0.25%
Distribution Fee(4)	0.25%
Other Expenses(5)	1.17%
Total Annual Expenses	3.57%
Less Fee Reduction and Expense Reimbursement(6)	(0.82)%
Net Annual Expenses(6)	2.75%
The table above summarizes the expenses of the Fund and is intended to assist Shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure above relates to a percentage of the Fund’s average NAV at month-end over the course of a year.

(1)
Investments in Class L Shares are subject to a sales load assessed at a rate of between 4.25% and 1.25% depending upon the amount invested. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor. A portion of the sales load, up to 0.75%, is paid to the Fund’s Distributor (the “Dealer Manager Fee”). The following sales charges apply to your purchases of Class L Shares of the Fund:

Amount Invested	Dealer Reallowance	Dealer Manager Fee	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested
Under $250,000	3.50%	0.75%	4.25%	4.44%
$250,000 to $499,999	2.50%	0.75%	3.25%	3.36%
$500,000 to $999,999	1.50%	0.50%	2.00%	2.04%
$1,000,000 and above	1.00%	0.25%	1.25%	1.27%
Investment by an exchange of Portfolio Company shares for Fund Shares by an investor will not be subject to a sales load.
(2)
The Fund’s Board of Trustees has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Trustees at any time. Absent such a waiver, a Shareholder who chooses to participate in the Fund’s repurchase offers would incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. See “Repurchase Fee.”

(3)
The Fund will pay to the Investment Adviser a quarterly Advisory Fee. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. See “Fees and Expenses.”

(4)
Class L Shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to Class L Shares and is payable on a quarterly basis.

(5)
The amount presented in this table estimates the amounts the Fund expects to pay during the current fiscal year ending December 31, 2020.

(6)
The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.75% of the average NAV of the Fund attributable to Class L Shares until May 1, 2021, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense. See “Fees and Expenses.”

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. This example also assumes that all distributions are reinvested at NAV. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses related to the Class L Shares.
The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.
Example
	1 Year	3 Years	5 Years	10 Years
Class L Shares
You would pay the following net expenses based on a $1,000 investment, assuming a 5% annual return	$69	$140	$213	$405
This Example assumes the application of the 2.75% expense ratio for the first year, with all fees and expenses assumed to have been accrued on a daily basis, reducing the NAV per Share of the relevant class. The Example also includes an assumed sales load on the investor’s investment of 4.25%. The Example assumes that the Expense Limitation Agreement is not renewed after May 1, 2021.

FINANCIAL HIGHLIGHTS
Class L
The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2019 Annual Report. All Notes are contained in the Notes to the Financial Statements included in the 2019 Annual Report. To request the Fund’s 2019 Annual Report, please call 1-800-834-8707.
	Year ended December 31, 2019	Period ended December 31, 2018*
Per share operating performance
Net asset value, beginning of period	$28.39	$28.37
Change in net assets from operations:
Net investment loss	(0.58)	(0.49)
Net realized and unrealized gain on investments	2.02	0.51
Total change in net assets from operations	1.44	0.02
Distributions:
From net investment income	—	—
From net realized gain on investments	—	—
Total distributions	—	—
Net increase in net asset value	1.44	0.02
Net asset value, end of year	$29.83	$28.39
Total return(a)	5.07%	0.07%(b)
Ratios and supplemental data
Net assets, end of period (in thousands)	$810	$1
Ratio of net expenses to average net assets	3.04(c)(d)	2.75%(c)(e)
Ratio of gross expenses before reimbursement to average net assets	3.86%	3.60%(e)
Ratio of net investment loss to average net assets	(2.97)%	(2.68)%(e)
Portfolio turnover	14.76%	24.75%(b)

*
Reflects operations for the period from May 11, 2018 (inception date) to December 31, 2018.

(a)
The Fund’s total investment returns as presented do not include a sales load.

(b)
Not annualized for periods less than one year.

(c)
The ratio of net expenses are the result of $4,364 and $6, respectively, in contractual waivers and expense reimbursement representing (0.82)% and (0.85)%, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(d)
The exclusion of certain extraordinary expenses incurred by the Fund caused the expense ratio to exceed the contractual amount by $1,514 or 0.29%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(e)
Annualized for period less than one year.

USE OF PROCEEDS
Net proceeds of the Fund’s continuous offering, after payment of any sales loads, will be invested in accordance with the Fund’s investment objective and principal strategies as soon as practicable after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies. Pending the investment of the proceeds of the continuous offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in accordance with the Fund’s investment objective may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents, and any cash balance will be held by the Fund’s Custodian. Any cash balance in such account, including any interest earned, will be held by the Custodian to be invested pursuant to the Fund’s investment policies. Such custodial accounts shall be the property of the Fund and held for the benefit of all Shareholders of the Fund, and any interest accrued in such custodial account will be for the benefit of all Shareholders and not any particular Shareholder. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash with the Custodian to meet operational needs (including liquidity reserves necessary to comply with the 1940 Act provisions regarding interval funds and periodic repurchase offers) or during any period in which the Investment Adviser determines, in its sole discretion, that investment of the Fund’s assets in Portfolio Companies is not in the best interests of the Fund.
THE FUND
The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company that operates as an “interval fund”, and which invests substantially all of its investable assets in Portfolio Companies. The Fund was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund’s office is located at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111. The Fund’s Prospectus is available upon request and without charge on the Fund’s website (www.sharespost100fund.com) or by writing to the Investment Adviser at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111. The telephone number of the Fund is 1-800-834-8707.
INVESTMENT OBJECTIVE, STRATEGIES, METHODOLOGY AND POLICIES
The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies. The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in companies selected by the Investment Adviser for the SharesPost 100 and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within two to four years of such securities purchase by the Fund, and the Investment Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. It is part of the Fund’s investment strategy not to sell securities of Portfolio Companies prior to any such liquidity event. This investment strategy is generally referred to as “Buy and Hold”. If the Investment Adviser removes a Portfolio Company from the SharesPost 100, the Fund will hold the securities of such Portfolio Company until a liquidity event occurs with respect thereto (but subject to the SharesPost 100 80% Investment Policy), and is not obligated by the 1940 Act to do otherwise. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Board of Trustees determines it is necessary to (A) fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of Shareholders.
As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company (and references to “equity securities” throughout this Prospectus includes such equity-linked convertible notes). The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies, including those in emerging market countries. The Fund makes investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. The equity securities in which we invest will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our cost basis). In addition, we will often be subject to lock-up provisions that prohibit us from selling our equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.
The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The Investment Adviser reviews, and if it determines necessary, adjusts, the composition of the SharesPost 100 on a quarterly basis. Affiliates of the Investment Adviser may provide information (at no cost) to the Investment Adviser to assist in its quarterly analysis, but in no way will such affiliates participate or have determinative influence in the selection of SharesPost 100 companies. The SharesPost 100 may also include formerly private companies that have consummated an initial public offering for so long as the Investment Adviser deems appropriate.
Each investment of the Fund is subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall portfolio composition and other salient investment factors, will guide the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy. In some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interests of the Fund. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Company shares other than (i) upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction, or (ii) within a reasonably practicable time period after a particular Portfolio Company is removed from the SharesPost 100 to the extent necessary to comply with the SharesPost 100 80% Investment Policy.
Notwithstanding the foregoing, the Fund does not anticipate needing to sell a Portfolio Company’s securities prior to the occurrence of a liquidity event (i.e., IPO, merger or acquisition transaction) with respect to such Portfolio Company. It is also important to note that, while the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies in the SharesPost 100, the Fund is not obligated to purchase securities of all of the companies on the SharesPost 100.
The Fund generally invests in Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities of such Portfolio Companies directly from such companies or engage in options transactions. The Fund will not accept any securities of Portfolio Companies through either secondary purchases or exchanges during any “restricted period” under the SEC’s Regulation M if either (1) the Fund or any affiliate thereof is a “selling security holder” in a “distribution” of such securities or (2) the Fund or any affiliate thereof is a “distribution participant” in a “distribution” of such securities (as such terms are defined under Regulation M). The potential exchange by the Fund of Fund Shares for private company shares of a prospective investor will be made only to the extent that the Fund is able to do so in accordance with Regulation M.

In reviewing potential investments for the Fund, the Investment Adviser utilizes, among other publicly available sources, the information and research available on premium databases and regulatory filings of issuers. The Investment Adviser, wherever possible, interfaces with the management of companies targeted for investment and reviews their past and expected financial performance.
The Investment Adviser connects with sellers of shares through alternative trading systems and other secondary private markets. The Investment Adviser may also acquire shares of targeted companies on attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them directly with the Fund for Shares in the Fund at the end of each fiscal quarter. The Investment Adviser will not receive any fee, payment, commission, or other financial incentive of any type in connection with the exchange by an investor of Portfolio Company shares for Fund Shares. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges, and Share exchanges are not subject to sales loads.
To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Trustees of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
The Fund intends and expects to hold less than 5% of the outstanding voting securities of any particular Portfolio Company, but to the extent it holds 5% or more of the outstanding voting securities of a particular Portfolio Company, the Fund will comply in all respects with the limitations on affiliate transactions contained in Section 17 of the 1940 Act, and the rules promulgated thereunder. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any prohibited transactions with affiliates.
The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. Prospective investors should be aware that the SharesPost Private Growth Index, an index maintained by SharesPost, Inc., is unrelated to the SharesPost 100, has no connection to the Fund, and the data contained therein may diverge materially from the results of the Fund.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of Portfolio Companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy (the “SharesPost 100 80% Investment Policy”) to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies in the SharesPost 100. The Fund monitors its portfolio to ensure compliance with the SharesPost 100 80% Investment Policy. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”

The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy.
The Fund has a Fundamental Concentration Policy that it will not make an investment if such investment would result in 25% or more of the Fund’s total assets being invested in companies in any one particular “industry or group of industries”, as that phrase is used in the 1940 Act, and as interpreted, modified or otherwise permitted by a regulatory authority having jurisdiction, from time to time. The Fund’s Fundamental Concentration Policy does not preclude it from focusing investments in issuers in related fields, and the Fund expects that most of the Portfolio Companies may (i) be in either internet-, mobile-, social media-, or other technology-related fields, or (ii) utilize developing technology in providing their products and services. The Fund may also have significant holdings in cash and cash equivalents, generally at least 5%.
There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Trustees without the vote of the Fund’s shareholders. Notice will be provided to Shareholders of the Fund prior to any such change in accordance with the 1940 Act.
The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques
Except as otherwise indicated and subject to the provisions of the 1940 Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board of Trustees believes doing so is in the best interests of the Fund and the Shareholders; provided that the investment objective of achieving capital appreciation may not be changed without a Shareholder vote with respect to other fundamental policies as described below.
The Fund’s stated fundamental policies may not be changed without a vote of a majority of the outstanding Shares, which means the lesser of: (i) 67% of the Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.
Illiquid Securities.   The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board of Trustees or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board of Trustees.

RISK FACTORS
Prospective investors should consider the following factors in determining whether an investment in the Fund is suitable for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice.
Risks Related To Our Investments
Our investments in Portfolio Companies may be extremely risky and we could lose all or part of our investments.
Investment in Portfolio Companies involves a number of significant risks, including:
•
these Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our investment;

•
these Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•
because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Investment Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, we may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Investment Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders;

•
Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on us; and

•
Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

We may not realize gains from our investments, may be compelled to liquidate our investments at a loss as a result of actions of majority shareholders and, because certain of our Portfolio Companies may incur substantial debt to finance their operations, we may experience a complete loss on our investment in the event of a bankruptcy or liquidation of any of our Portfolio Companies.
We invest principally in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of private companies primarily comprising the SharesPost 100. However, the securities we acquire may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we acquire (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enables such shareholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force us to liquidate our position in a Portfolio Company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our Portfolio Companies from realizing liquidity events and impede our exit from these investments. Our Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an initial public offering, which could delay our realization of value. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize on the disposition of any investments may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our investments. In addition, the Portfolio Companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.
Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of the Fund’s net asset value.
Our portfolio investments are generally not in publicly traded securities (unless one of our Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities available on alternative trading systems and other private secondary markets, we value such securities at fair value daily as determined in good faith by our Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with generally accepted accounting principles (“GAAP”). In connection with that determination, members of our Investment Adviser’s portfolio management team prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Investment Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations. However, the Board of Trustees retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Investment Adviser will take into account in providing its fair value recommendation to the Board of Trustees with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair market value determinations with respect to any non-publicly traded Portfolio Company investment we hold may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our Shares based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.
The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business, and will delay any distributions of any gains.
Our investments are generally in non-publicly traded securities (unless one of our Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Although we expect that most of our equity investments will trade on private secondary marketplaces, certain of the securities we hold may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any Portfolio Company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy). Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the carrying value of our investments. Other than the liquidity reserve required for repurchases of shares proscribed in Rule 23c-3(b)(10)(i) of the 1940 Act, we have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.
In addition, because we deploy our capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), we do not expect realization events, if any, to occur in the near term with respect to the majority of our Portfolio Companies. We expect that our holdings of securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of our Shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.
Our portfolio may be focused on a limited number of Portfolio Companies, subject to our Fundamental Concentration Policy, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or their particular industries experience a market downturn.
To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our RIC asset diversification requirements and our Fundamental Concentration Policy (which prohibits the Fund from investing 25% or more of its total assets in a particular industry or group of industries), we do not have fixed guidelines for diversification, and our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our Portfolio Companies operate could materially adversely affect us.
The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single Portfolio Company. However, we intend to conduct our operations so as to continue to qualify as a RIC for purposes of the Code (including by meeting the applicable diversification requirements under the Code), which requires that we maintain certain levels of asset diversification. See “U.S. Federal Income Tax Considerations.” Because we, as a non-diversified investment company, may invest in a smaller number of individual Portfolio Companies than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified investment company.
Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.
Given the experience of our Investment Adviser’s senior investment professionals within the technology space and considering the type of companies comprising the SharesPost 100, we expect that a number of the Portfolio Companies in which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our Portfolio Companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
Because we will generally not hold controlling equity interests in our Portfolio Companies, we will likely not be in a position to exercise control over our Portfolio Companies or to prevent decisions by substantial shareholders or management of our Portfolio Companies that could decrease the value of our investments.
We have not, do not intend to, nor do we anticipate that we will, take controlling equity positions in our Portfolio Companies. As a result, we will be subject to the risk that a Portfolio Company may make business decisions with which we disagree, and the stockholders and management of a Portfolio Company may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our Portfolio Companies may have interests that differ from that of the Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the Portfolio Company. Due to the lack of liquidity for the equity investments that we will typically hold in our Portfolio Companies, we may not be able to dispose of our investments in the event we disagree with the actions of a Portfolio Company or its substantial shareholders, and may therefore suffer a decrease in the value of our investments.
Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
Exchanges of shares in Portfolio Companies for Shares of the Fund may create investment and economic challenges for the Fund.
When an owner of shares of a Portfolio Company exchanges their shares for Shares of the Fund, it is possible that such owner, if they are actively involved in the Portfolio Company, will have more information about that company than the Investment Adviser. In valuing such shares for purposes of the exchange, the Investment Adviser will analyze all information available about the company, including data concerning any secondary trading activity in shares of the company, but there can be no assurance that the Investment Adviser will have access to all information that might have a bearing on the appropriate value of the shares for purposes of the exchange.
Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.
Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the

U.S. economic recovery by keeping the federal funds rate at or near zero percent. These policy changes may expose markets to heightened volatility and may reduce liquidity even further for certain Fund investments, causing the value of the Fund’s investments and performance to decline.
Political, social and economic uncertainty risks could have a material adverse effect on the Fund.
Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this Prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Investment Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.
A cyber-attack could have a material adverse effect on the Fund.
Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Investment Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Investment Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Investment Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Investment Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.
Risks Related to Our Business and Structure
Our financial condition and results of operations depend on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Investment Adviser’s ability to identify, analyze and invest in Portfolio Companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. There can be no assurance that the Investment Adviser will be successful in investing in Portfolio Companies that meet our investment criteria, or that we will achieve our investment objective. In addition, if the Fund fails to achieve its estimated size and the Expense Limitation Agreement is not renewed, expenses will be higher than expected. It may be difficult to implement the Fund’s strategy unless we raise a meaningful amount of assets.
Our Investment Adviser also currently manages another pooled investment vehicle in which we have no economic interest. This investment vehicle is a Delaware series limited liability company that holds the securities of issuers of private company stock. Managing this pooled investment vehicle requires the time of the Investment Adviser’s professionals, and may distract them or slow the rate of investment in the Fund. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depends on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to make distributions.
We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.
We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic and market conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.
We intend to utilize alternative trading systems and other private secondary markets to acquire equity securities of Portfolio Companies. We generally have little or no direct access to financial or other information from the Portfolio Companies in which we invest through such private secondary marketplaces. As a result, we are dependent upon the relationships and contacts of our Investment Adviser’s senior investment professionals to obtain the information for our Investment Adviser to perform research and due diligence, and to monitor our investments after they are made, under the oversight of the Board of Trustees. However, there can be no assurance that our Investment Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which we invest could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our NAV and results of operations.
In addition, there can be no assurance that Portfolio Companies in which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause us to realize future capital losses on our investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our NAV and results of operations.
Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.
Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we determine to do so.
Our investments are, and are expected to be, primarily in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment (or upon conversion of equity-linked securities), we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority shareholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, our ability to liquidate such securities may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy) if we are unable to find buyers acceptable to our Portfolio Companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.
We intend to adhere to our primary investment strategy to “buy and hold” our Portfolio Company securities. However, although we believe alternative trading systems and other private secondary markets may offer an opportunity to liquidate our private company investments, in the event we need to liquidate such securities prior to a Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that we determine to liquidate or that the subject companies will permit their shares to be sold through such platforms.
Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. Due to the difficulty of assessing our NAV, the NAV for our Shares may not fully reflect the illiquidity of our portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which our portfolio securities may trade, and our particular portfolio at any given time.
We may be subject to lock-up provisions or agreements that could prohibit us from selling our investments for a specified period of time.
Even if some of our Portfolio Companies complete IPOs, we will often be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.
There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.
A primary feature of our investment objective is to invest in private growth companies primarily comprising the SharesPost 100, either through private secondary transactions or direct investments in such companies, and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our Investment Adviser’s investment professionals and our Board of Trustees have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.

We operate in a highly competitive market for direct equity investment opportunities. If we are unable to make investments, it may have an adverse effect on our performance.
A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a RIC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective. To the extent we are unable to make investments in Portfolio Companies, an over-allocation of our assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.
There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.
We have entered into an Investment Advisory Agreement with the Investment Adviser. The Investment Adviser and SharesPost Financial are both wholly owned subsidiaries of SharesPost, Inc., which makes the Investment Advisor and SharesPost Financial affiliates of SharesPost, Inc. and of each other. SharesPost, Inc. is controlled by Greg Brogger, who is the Chief Executive Officer and a minority shareholder.
In addition, our executive officers and Trustees, and the principals of our Investment Adviser serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our Shareholders.
While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, Trustees and Investment Adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while the Investment Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that are currently or in the future may be managed by the Investment Adviser, to the extent it does identify such opportunities, the Investment Adviser has established a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. These allocation policies provide that the general policy of the Investment Adviser will be to allocate purchase or sale opportunities among its clients on a pro rata basis, measured by reference to each client’s relative net asset value as of the beginning of the month in which the purchase or sale is executed. Exceptions to the general policy include situations in which (1) the investment objectives of a particular client dictate that a position that is larger or smaller than for other clients; (2) particular clients may not have the requisite amount of cash available for a pro rata investment, and (3) an investment in a security or other investment may lead to positive or negative tax consequences for certain clients (and/or their investors), which may necessitate a greater or lesser investment in that security or other investment, as appropriate. The Investment Adviser will, however, allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts it manages. Our Board of Trustees monitors on a quarterly basis any such allocation of investment opportunities between the Fund and any such other funds and accounts.

SharesPost is the owner of the “SharesPost” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and SharesPost. SharesPost and its principals also use and may permit other entities to use the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations. The use of the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our Shareholders, and may result in actual or perceived conflicts of interest.
We do not intend to enter into transactions with Portfolio Companies that may be considered related parties (including transactions for the purchase of securities of SharesPost), nor do we intend (a) to purchase or sell any securities or other property, to or from any affiliate or promoter of the Fund, or any principal underwriter of the Fund, or any affiliate of the foregoing, (b) to loan money to any of the foregoing, or (c) to enter into a joint enterprise with any of the foregoing. The Fund will at all times comply with such provisions, and to the extent deemed necessary by the Board of Trustees, will apply for exemptive relief from the SEC. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.
We have also adopted a Code of Ethics which applies to, among others, our officers, including our principal executive officer and principal financial officer, as well as our Trustees, Chief Compliance Officer and employees. Our officers and Trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and Trustees and officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and Trustee must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer, as well as provide periodic reports concerning their personal securities transactions and obtain prior clearance of certain personal trades. Any pre-clearance approval that is granted will be effective for only two business days (the day on which approval is given and one additional business day) and no clearance will be given to any officer or Trustee to purchase or sell any security (i) on a day when the Fund has a pending “buy” or “sell” order in that same security until that order is executed or withdrawn or (ii) when the chief compliance officer has been advised by the Investment Adviser that the same security is being considered for purchase or sale by the Fund (which the Investment Adviser is obligated to do pursuant to the Investment Advisory Agreement). The Board of Trustees shall consider reports made to it under the Code of Ethics and shall determine whether the policies established in the Code of Ethics have been violated, and what sanctions, if any, should be imposed on the violator, including, but not limited to, a letter of censure, suspension or termination of the employment of the violator, or the unwinding of the transaction and disgorgement of any profits to the Company. The Board of Trustees shall review the Code of Ethics at least once a year.
Constraints imposed on us as a registered investment company may hinder the achievement of our investment objective.
We are subject to numerous constraints on our operations under both the 1940 Act and the Code. For example, qualification for U.S. federal income taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. These constraints, among others, may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.
We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
We have elected to be treated as a RIC and intend to operate in a manner so as to continue to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our Shareholders if such distributions are made on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements (and will pay corporate-level U.S., federal income tax on any undistributed income). We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).

We will satisfy the annual distribution requirement for a RIC if we distribute to our Shareholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. Because we must make distributions to our Shareholders as described above, such amounts, to the extent a Shareholder is not participating in our dividend reinvestment option, will not be available to us to make investments. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.
To qualify as a RIC, in general, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our Shareholders. The Regulated Investment Company Modernization Act of 2010, which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.
Even in the event the value of your investment declines, the Advisory Fee will still be payable.
The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The Advisory Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, we will owe the Investment Adviser a quarterly Advisory Fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal quarter for which the Advisory Fee is paid.
Our Board of Trustees may change our non-fundamental investment policies and our investment strategies without prior notice or Shareholder approval, the effects of which may be adverse.
Our Board of Trustees has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without Shareholder approval and without prior notice (other than in connection with any proposed changes to the SharesPost 100 80% Investment Policy, which Shareholders receive notice of at least 60 days in advance of such proposed change in accordance with the 1940 Act). We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to Shareholders and cause you to lose all or part of your investment.
Changes in laws or regulations governing our operations may adversely affect our business.
We and our Portfolio Companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.
The transparency of our performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.
Although the Investment Adviser will not report on the performance of individual Portfolio Companies, the Investment Adviser will report on the Investment Adviser’s website the valuation of securities owned by the Fund and the aggregate Fund-level performance. As a result, some Portfolio Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in reverse proportion to the number of Portfolio Companies existing in the Fund’s portfolio. These concerns might lead Portfolio Companies to oppose sale of their securities to the Fund, and might make it more difficult for the Fund to execute its investment strategy.
Risks Related to the Offering Made Pursuant to this Prospectus and Our Shares
Shareholders will have only limited liquidity.
The Fund is a closed-end investment company, provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 of the 1940 Act, and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Fund’s repurchase policy.
Limited liquidity is provided to Shareholders only through the Fund’s quarterly repurchase offers for 5% of the Shares outstanding on the repurchase request deadline. There is no guarantee that Shareholders will be able to sell all of the Shares they desire to sell in a quarterly repurchase offer. Additionally, the Board of Trustees (including a majority of Independent Trustees) may suspend quarterly repurchases in accordance with Rule 23c-3. See “Quarterly Repurchases of Shares.”
The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and due to their illiquid nature, may result in the sale of a Portfolio Company below its carrying value or, to the extent the Fund finances repurchases, result in an increase in the Fund’s expense ratio.
Quarterly repurchases by the Fund of its Shares typically will be funded from available cash. However, payment for repurchased Shares may require the Fund to liquidate securities of Portfolio Companies earlier than the Investment Adviser would otherwise liquidate such holdings. Such liquidation could potentially result in losses as the Fund may not be able to sell such holdings at their carrying value. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses and, instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Expense Limitation Agreement) and reducing any net investment income. In each case, such actions may reduce the Fund’s NAV.
Repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Expense Limitation Agreement), to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we focus on making primarily capital gains-based investments in equity securities (which generally will not be income producing) and pursuant to the restrictions on capital gains distribution of an investment company contained in the 1940 Act, we will not make distributions any more frequently than twice in any calendar year nor do we expect to become a predictable issuer of distributions. In addition, we expect that our distributions, if any, will be less consistent than other investment companies that primarily make debt investments. If the Fund declares a cash distribution, then Shareholders’ distribution will be automatically reinvested in additional Shares, unless they specifically “opt out” of the dividend reinvestment option by written request to the Investment Adviser so as to receive cash.
We have broad discretion over the use of proceeds from this continuous offering and will use proceeds in part to satisfy operating expenses.
We have significant flexibility in applying the proceeds of this continuous offering and may use the net proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.
The foregoing list of “risk factors” is not a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own legal, tax and financial advisors before deciding to invest in the Fund.

MANAGEMENT OF THE FUND
The Board of Trustees
The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board of Trustees are and will be persons who are not “interested persons” of the Fund or the Investment Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. Subject to the provisions of Delaware law, the Trustees will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the SAI.
Portfolio Managers
The Investment Adviser’s Portfolio Management Team is primarily responsible for the investment management of the Fund. See below for biographies of each member of the Portfolio Management Team.
Name, Address, and Age	Other Position(s) Held with Fund	Term of Office and Length of Time Served as Portfolio Manager	Principal Occupation(s) During the Past Five Years
Christian Munafo c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 5/23/1978	None.	Since August 2019	Chief Investment Officer of SP Investments Management, LLC; Co-Head of Global Private Equity Secondary Transactions at HQ Capital Private Equity LLC; Head of Secondaries at Thomas Weisel Global Growth Partners, LLC
Kevin Moss c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 7/11/1969	President (since April 2019)	Since October 2018	Managing Director of SP Investments Management LLC; Chief Operating Officer of SP Investments Management LLC
Sven Jonas Grankvist c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 4/4/1984	None.	Since June 2018	Director of SP Investments Management, LLC; Vice President of SP Investments Management LLC; Associate of SP Investments Management, LLC
Christian Munafo is the Chief Investment Officer of SP Investments Management, LLC, a registered investment adviser and wholly owned subsidiary of SharesPost. Christian joined the Investment Adviser in August 2019. Prior to his position with the Investment Adviser, Christian was Co-Head of the Global Private Equity Secondary Practice at HQ Capital based in New York, where he was also a member of the senior leadership team. Prior to that, he served as Head of Secondaries at Thomas Weisel Partners. Christian has 19 years of experience in finance, with the last 14 years focused on secondary investments involving venture-backed and growth equity-oriented companies and funds. During this time, he has also served on the boards of many of these companies and funds. In aggregate, Christian has helped raise more than $1 billion globally from institutional investors, corporations, pensions, endowments and family offices. In addition, Christian has overseen the completion of more than 100 secondary transactions representing over $1 billion in capital commitments, ranging from traditional purchases of limited partnership interests to more complex non-traditional transactions including fund restructurings, recapitalizations, tender programs, preferred equity/loan facilities and purchases of company securities. Christian began his career as an investment banker focused on mergers and acquisitions at Banc of America Securities. Christian holds a Bachelor of Arts from Rutgers College in Economics and Finance.

Kevin Moss is a Managing Director and Chief Operating Officer of SP Investments Management, LLC, a registered investment adviser and wholly owned subsidiary of SharesPost. Prior to his position with the Investment Adviser, Kevin was a senior portfolio manager at First New York Securities, where he managed a global macro book. With over 17 years of senior level experience in financial services, Kevin’s specific areas of expertise include the management of client relationships, investment research coverage, block trading, and operations management. Kevin began his career as an institutional equities sales trader working for Instinet, and later Commerzbank. His client base included hedge funds, pension funds and proprietary trading desks. Subsequently, Kevin held a series of posts at leading hedge funds and proprietary trading firms including serving as the head of international trading for Libra Advisors and Opus Trading Funds. Kevin received his undergraduate degree in finance from Tulane University and his MBA from Columbia Business School, magna cum laude. He holds FINRA series 4, 7, 24, 27, 55 and 66 licenses.
Sven Jonas Grankvist is a Director of SP Investments Management, LLC. Prior to serving as a portfolio manager, Jonas was a portfolio analyst. Prior to his position with the Investment Adviser, Jonas was an investment banker with Berman Capital, where he covered a wide range of industries including Internet, digital media and software. Jonas has worked on many mergers and acquisitions, and private equity transactions for buyers and sellers in the growth-and-middle-market arena. Jonas is also a mentor for the Thiel Foundation’s 20 Under 20 Fellowship. Jonas received his LLM from Uppsala University and an MBA from Golden Gate University. He holds FINRA Series 7 and 63 licenses.
The Fund is reliant on Messrs. Munafo, Moss and Grankvist for implementation of its investment program. Their absence or departure, for any reason, would require the Investment Adviser to replace them with other qualified personnel, which could have an adverse impact on the Fund’s investment program. Since inception of the Fund, the Investment Adviser has hired additional investment professionals, and intends to continue to hire additional investment professionals in proportion to the growth of the assets under management of the Investment Adviser. Each of the Portfolio Management Team members own options in SharesPost relating to less than 2% of SharesPost on a fully diluted basis, assuming the exercise of all outstanding options and warrants. See “Conflicts of Interest — Certain Parties”.
Compensation of Portfolio Managers
In addition to the employee stock options described above, the portfolio managers receive a fixed annual salary and a bonus, which is in part dependent upon the overall performance of the Investment Adviser. The Portfolio Management Team members do not receive any compensation from the Fund for serving as portfolio managers of the Fund. The SAI provides additional information about the Portfolio Management Team’s compensation, other accounts managed by the Portfolio Management Team, and their ownership of securities of the Fund.
The Investment Adviser
Under the supervision of the Board of Trustees and pursuant to the Investment Advisory Agreement, SP Investments Management, LLC, a wholly owned subsidiary of SharesPost and an investment adviser registered with the SEC under the Advisers Act, serves as Investment Adviser to the Fund. The Investment Adviser is located at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111.
The Investment Adviser was formed in November 2010 as a Delaware limited liability company, and registered with the SEC under the Advisers Act in May 2012. The Investment Adviser manages three investment vehicles (including the Fund), and as of the end of the most recent fiscal quarter (March 31, 2020) held in the aggregate approximately $200 million under management.
Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Investment Advisory Agreement authorizes the Investment Adviser to implement the Fund’s investment program.
The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.

For a discussion of the Investment Adviser’s compensation, see “Fees and Expenses — Advisory Fee” below.
The Fund Administrator
The Fund has entered into an Administration and Fund Accounting Agreement (the “Fund Administration Agreement”) with UMB Fund Services to perform certain financial, accounting, corporate, administrative, registrar and other services on behalf of the Fund. The Fund Administrator is paid a monthly fee (the “Fund Administration Fee”) by the Fund.
The Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of the Investment Adviser, for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Trustees; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers.
The Fund Administration Fee is based on the Fund Administrator’s standard schedule of fees charged by it for similar services. See “Fees and Expenses — Fund Administration Fee.” These fees are detailed in the Fund Administration Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.
If not terminated as provided in the Fund Administration Agreement, the Fund Administration Agreement shall continue automatically in effect after the anniversary of the initial term for successive annual periods. The Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon not less than 90 calendar days’ written notice prior to the end of the respective term. The Fund Administration Agreement is also terminable upon the material breach of the other party of any term of the Fund Administration Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Fund Administrator enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
Under the Fund Administration Agreement:
•
the Fund has agreed to indemnify and hold harmless the Fund Administrator, its employees, agents, officers, directors, shareholders, affiliates and nominees (together the “Fund Administrator Indemnified Parties”) from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, fees, penalties, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by any Fund Administrator Indemnified Parties or for which any Fund Administrator Indemnified Parties may be held liable as a result of the services provided to the Fund (other than by reason of bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations thereunder, uncured material breach of the Fund Administration Agreement or willful misconduct on the part of the Fund Administrator in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

•
the Fund has agreed that, in the absence of an uncured material breach of the Fund Administration Agreement by the Fund Administrator or the bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations under the Fund Administration Agreement or willful misconduct by the Fund Administrator in the provision of the services thereunder, the Fund Administrator shall not be liable to the Fund for: (i) any action taken or omitted to be taken in accordance with or in reliance upon instructions, communications, data, documents or information (without investigation or verification) received by the Fund Administrator from an officer or representative of the Fund, or from any authorized person as defined thereto; (ii) any action taken or omission by the Fund, Investment Adviser, any authorized person or any past or current service provider; or (iii) its reliance on the security valuations without investigation or verification provided by pricing service(s), the Investment Adviser or representatives of the Fund.
In providing services as an administrator, the Fund Administrator does not act as a guarantor of the Fund’s Shares. Moreover, the Fund Administrator is not responsible for any investment decisions of the Fund (all of which will be made by the Investment Adviser) or the effect of such investment decisions on the performance of the Fund.
The Fund may engage a different administrator or perform such administrative services itself in its discretion upon notice to Shareholders.
The Custodian
The Fund has entered into a custody agreement (the “Custody Agreement”) with UMB Bank to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and any associated rules and regulations. The Custodian may place certain of the Fund’s assets with sub-custodians and/or depositories.
The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Fund may retain other custodians from time to time without notice to, or approval of, any Shareholder.
The Custody Agreement is subject to termination by the Custodian or by the Fund upon not less than 90 calendar days’ written notice. The Custody Agreement is also subject to termination by the Custodian or by the Fund upon the breach of the other party of any material term of the Custody Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party. Further, the Custody Agreement may be terminated by the Fund in the event that the Custodian enters receivership or a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
UMB Bank’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.
The Transfer Agent
The Fund has entered into a Transfer Agency Agreement with UMB Fund Services to provide transfer agent services to the Fund in connection with the sale and repurchase of Shares. The Transfer Agency Agreement provides for fees payable to the Transfer Agent based on the Transfer Agent’s standard schedule of fees charged by it for similar services. These fees are detailed in the Transfer Agency Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Transfer Agent will be the dividend paying agent of the Fund.
If not terminated as provided in the Transfer Agency Agreement, the Transfer Agency Agreement shall continue automatically in effect after the anniversary of the initial term for successive annual periods. The Transfer Agency Agreement is subject to termination by the Transfer Agent or by the Fund upon 90 calendar days’ written notice prior to the end of the respective term. The Transfer Agency Agreement is also terminable upon the material breach of the other party of any term of the Transfer Agency Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Transfer Agent enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
UMB Fund Services’ principal business address is 235 West Galena Street, Milwaukee, WI 53212.
The Distributor
The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC to act as the Fund’s distributor for the Shares. The Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. In addition, the Investment

Adviser has entered into a Distribution Services Agreement with the Distributor. The Investment Adviser pays the Distributor certain fees for providing marketing and sales support services to the Fund and reimburses certain out-of-pocket expenses incurred by the Distributor in connection therewith. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Trustees in connection with their approval of either the Advisory Agreement or the Advisory Fee. See “Fees and Expenses — Distributor Expenses” below.
The Distribution Agreement and the Distribution Services Agreement each has an initial term of two years. Thereafter, if not terminated as provided in the Distribution Agreement, the Distribution Agreement shall continue automatically in effect for successive annual periods. The Distribution Services Agreement is terminable upon termination of the Distribution Agreement. The Distribution Agreement and the Distribution Services Agreement is each subject to termination by the Distributor or by the Fund upon 60 calendar days’ written notice.
Foreside Fund Services, LLC’s principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.
The Chief Compliance Officer
Compliance4, LLC (“Compliance4”) provides to the Fund the services of Peter Guarino as Chief Compliance Officer of the Fund pursuant to a CCO Agreement (the “CCO Agreement”) between the Fund and Compliance4. The Fund compensates Compliance4 for providing such compliance officer services to the Fund. These fees are detailed in the CCO Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The CCO Agreement may be terminated at any time, without the payment of any penalty upon sixty (60) days’ written notice by either party. In addition, the Board of Trustees has the right and authority to remove the individual designated by Compliance4 as the Fund’s Chief Compliance Officer at any time, with or without cause, without payment of any penalty. In this case, Compliance4 will designate another qualified employee thereof, subject to approval of the Board of Trustees and the Independent Trustees, to serve as temporary Chief Compliance Officer until the earlier of: (i) the designation and approval by the Board of a new permanent Chief Compliance Officer; or (ii) the termination of the CCO Agreement.
Under the CCO Agreement, Compliance4 is not liable to the Fund or its Shareholders for any action or inaction of Compliance4 or the CCO relating to any event whatsoever in the absence of bad faith, reckless disregard, gross negligence or willful misfeasance. Under the CCO Agreement, Compliance4 and certain related parties (such as Compliance4’s officers and persons who control Compliance4), are indemnified by the Fund against any and all claims and expenses related to Compliance4’s actions or omissions, except for any act or omission resulting from Compliance4’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the CCO Agreement.
Compliance4’s principal business address is 9 Terison Drive, Suite 100, Falmouth, ME 04105.
Liquidating Trust
The Board of Trustees may, at its discretion if determined to be in the best interests of Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of all, or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Shareholders would bear indirectly. There are no current plans to liquidate the Fund.
Independent Registered Public Accounting Firm and Legal Counsel
KPMG LLP serves as the independent registered public accounting firm of the Fund. KPMG LLP’s principal business address is located at 550 South Hope Street, Los Angeles, California 90071.
The law firm of Dechert LLP, One Bush Street, Suite 1600, San Francisco, California 94104, serves as legal counsel to the Fund. The firm may also act as legal counsel to the Investment Adviser and its affiliates with respect to various matters. The firm does not represent potential investors with respect to their investment in the Fund.

Directory of Entities
Below is a list of various entities referred to in this Prospectus and their relationship to one another:
SharesPost 100 Fund — The Fund is managed by the Investment Adviser. Kevin Moss is the President.
SP Investments Management, LLC — the Investment Adviser of the Fund, a wholly owned subsidiary of SharesPost, Inc. Kevin Moss is a Managing Director, Sven Jonas Grankvist is a Director and Christian Munafo is the Chief Investment Officer.
SharesPost Financial Corporation — a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates of SharesPost, Inc. and of each other.
SharesPost, Inc. — wholly owns the Investment Adviser and SharesPost Financial. Gregory Brogger is Chief Executive Officer and a minority shareholder of SharesPost, Inc.
The SharesPost 100 — a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.

FEES AND EXPENSES
Advisory Fee
The Fund pays the Advisory Fee to the Investment Adviser as compensation for its investment advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below. A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement, or any future amendments, will be available in the Fund’s annual and semi-annual report to Shareholders. During the fiscal year ended December 31, 2017, the Fund incurred $1,792,994 in Advisory Fees, of which $1,121,021 were waived. During the fiscal year ended December 31, 2018, the Fund incurred $2,340,560 in Advisory Fees, of which $982,239 were waived. During the fiscal year ended December 31, 2019, the Fund incurred $3,506,326 in Advisory Fees, of which $1,467,342 were waived.
Fund Administration Fee
The Fund pays the Fund Administrator the following fees monthly at the specified annual rate: for administrative services 0.07% on the first $300 million in assets, per year, 0.06% on the next $300 million in assets, per year, and 0.05% on assets over $600 million, per year; and for accounting services a $35,000 base fee plus 0.03% on the first $300 million in assets, per year, 0.02% on the next $300 million in assets, per year, and 0.01% on assets over $600 million, per year, plus out-of-pocket expenses for each of the preceding services.
Repurchase Fee
The Fund’s Board of Trustees has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Trustees at any time. Absent such a waiver, a Shareholder who chooses to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. Shares held longest will be treated as being repurchased first and Shares held shortest will be treated as being repurchased last. The repurchase fee does not apply to Shares that were acquired through reinvestment of distributions. Shares held for 365 days or more are not subject to the 2.00% fee, should it be reinstated. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for redeeming Shares and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases. In addition, if Shareholders request repurchase proceeds be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by UMB Fund Services, currently $20 per transfer.
Shareholder Services Fee
The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Class L Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to 0.25% of its daily average NAV.

Distribution Plan
The Fund, with respect to its Class L Shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of Shares to investors and maintenance of shareholder accounts, as well as for payments to the Class L Shares platform sponsors. These activities include marketing and other activities to support the distribution of the Class L Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.25% of average daily NAV attributable to Class L Shares.
Distributor Expenses
Pursuant to the Distribution Agreement between the Fund and the Distributor, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Shares under the United States securities laws and the registration and qualification of Shares for sale in the various jurisdictions in which the Fund will determine it is advisable to qualify such Shares for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus and any other sales material (and any supplements or amendments thereto). The Distributor serves in such capacity on a best efforts basis, subject to various conditions, and may enter into related selling group agreements with various Financial Intermediaries to assist in the distribution of Shares. Shares are available to investors investing through Financial Intermediaries where such Financial Intermediary has agreed to provide certain administrative services.
Pursuant to a Distribution Services Agreement between the Investment Adviser and the Distributor, the Investment Adviser pays the Distributor certain fees for providing marketing and sales support services to the Fund and reimburse certain out-of-pocket expenses incurred by the Distributor in connection therewith. The maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement (excluding reimbursement of expenses) will not exceed 0.01% of total net assets of the Fund, calculated and paid monthly and subject to a minimum monthly fee of $1,500 and a CPI increase on each contract anniversary. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Trustees in connection with their approval of either the Advisory Agreement or the Advisory Fee.
Other Expenses
The Fund pays all of its investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or Foreside Compliance, and all expenses incurred in connection with the continuous offering and sale of its Shares and communications with Shareholders. The Fund also directly pays any extraordinary operating expenses.
The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.
The Board of Trustees, including a majority of the Independent Trustees, has adopted a procedure that the Board of Trustees has determined is reasonably designed to provide that Broker Fees received by affiliated persons of the Fund or the Investment Adviser for effecting transactions as a broker (“Affiliated Broker”) in connection with the purchase and sale of securities by the Fund are (i) reasonable and fair compared to the Broker Fees received by other brokers in connection with comparable transactions involving similar instruments being purchased or sold on a securities exchange during a comparable period of time, or (ii) otherwise subject to the limits prescribed by Section 17(e) of the 1940 Act. Such procedure permits the

Fund to effect transactions through an Affiliated Broker, provided that the Broker Fees received by the Affiliated Broker in connection with the sale of securities to or by the Fund are subject to the following limits contained in Section 17(e)(2) of the 1940 Act: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Board of Trustees, including a majority of Independent Trustees, shall determine no less frequently than quarterly that all transactions effected pursuant to the aforementioned procedures during the preceding quarter were effected in compliance with such procedures. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
Expense Limitation Agreement
The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with GAAP, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.75% of the average NAV of the Fund attributable to Class L Shares until May 1, 2020, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense.
INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk.   It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment strategy because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.
The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.

SUBSCRIPTION FOR SHARES
Each investor must initially purchase a minimum of $2,500 of Shares in the Fund, plus any applicable sales load. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Shares at such times as the Fund may determine, subject, in the case of investors purchasing Shares with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Shareholders prior to a subscription date).
Investors may also purchase Shares by exchanging securities of Portfolio Companies for Fund Shares. Each exchange of Portfolio Company shares for Fund Shares is subject to approval by the Board of Trustees, upon recommendation by the Investment Adviser. The terms of each exchange must be approved by the Board of Trustees, including a majority of Independent Trustees. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges. The Investment Adviser shall determine the valuation of such securities and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security as determined under the Fund’s valuation policies and procedures to the extent such security is already a part of the Fund’s portfolio. Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Investment Adviser will not receive any Payment in connection with the exchange by an investor of Portfolio Company shares for Fund Shares and such exchanges will not be subject to sales loads.
Each investor purchasing Shares must submit a completed application to a Financial Intermediary before the applicable purchase date. The Fund has the sole right to accept applications for Shares and reserves the right to reject in its complete and absolute discretion any application for Shares in whole or in part. The Fund also reserves the right to suspend sales of Shares at any time.
PLAN OF DISTRIBUTION
Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as the Fund’s distributor in connection with the offering of Fund Shares (except in connection with the purchase of Fund Shares in exchange for Portfolio Company securities by the holders thereof). The Distributor serves on a best efforts basis, subject to various conditions. It is not required to buy any Shares and does not intend to make a market in the Shares. The Fund’s Shares are offered for sale at NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Shares. No arrangement has been made by the Fund to place funds received in an escrow, trust or similar account. Shares of the Fund will not be listed on any national securities exchange. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for providing certain distribution-related services to the Fund.
The Investment Adviser or its affiliates, in the Investment Adviser’s or such affiliates’ discretion and from their own resources, including out of the Investment Adviser’s own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

The Fund and the Investment Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.
Prior to the initial public offering of Shares, the Investment Adviser purchased Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.
How to Purchase Fund Shares
Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund Administrator. The returned check and stop payment fee is currently $25.00. Investors may buy and sell Shares of the Fund through Financial Intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NASDAQ is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.
By Mail — Initial Purchase
To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to SharesPost 100 Fund to:
SharesPost 100 Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept cashier’s checks, third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor postdated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.
The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.
By Wire — Initial Investment
To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If investors wish to wire money to make an investment in the Fund, please call the Fund Administrator at (855) 551-5510 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NASDAQ. An investor’s bank may charge such investor a fee for wiring same-day funds. The bank should transmit funds by wire to:
ABA #: 101000695
Credit: UMB Bank, n.a.
Account #: 9872013425
Further Credit: SharesPost 100 Fund
Investor name(s):
Investor account number:
By Wire — Subsequent Investments
Before sending a wire, investors must contact the Fund Administrator to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and the Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan — Subsequent Investments
Investors may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from an investor’s bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Investors may elect to make subsequent investments by transfers of a minimum of $100 on the 5th and 20th day of each month into such investor’s established Fund account. Please contact the Fund Administrator at (855) 551-5510 for more information about the Fund’s Automatic Investment Plan.
By Telephone
Investors may purchase additional Shares of the Fund by calling the Fund Administrator at (855) 551-5510. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for Shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, Shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.
By Exchange of Shares of Portfolio Companies
Investors may also purchase Shares by contributing securities of Portfolio Companies to the Fund. Please contact the Fund Administrator at (855) 551-5510 for more information about the Fund’s exchange mechanism. The Investment Adviser shall determine the valuation of securities offered for exchange and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security to the extent it is already a part of the Fund’s portfolio. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges, and Share exchanges will not be subject to sales loads.
As requested on the application, investors must supply a full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Fund Administrator at (855) 551-5510 for additional assistance when completing an application.

If the Fund Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
Purchase Terms
Share Class Considerations
When selecting a Share class, you should consider the following:
•
which Share classes are available to you;

•
how much you intend to invest;

•
how long you expect to own the Shares; and

•
total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Class L Shares
The minimum initial purchase by an investor of Class L Shares is $2,500, plus any applicable sales load. The Fund reserves the right to waive the investment minimum. The Fund’s Class L Shares are offered for sale at NAV next calculated after receipt of the purchase in good order, plus any applicable sales load, subject to shareholder services fees of up to 0.25% of the average daily calculated NAV and a Distribution Fee of 0.25% of the average daily calculated NAV attributable to the Class L Shares payable on a quarterly basis. The price of the Class L Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Class L Shares. Investors purchasing Class L Shares in the Fund will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 4.25% to 1.25%, as set forth in the table below. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor. A portion of the sales load, up to 0.75%, is paid to the Fund’s distributor (the “Dealer Manager Fee”). There are no sales charges on reinvested distributions or on exchange transactions (i.e., transactions in which investors exchange Portfolio Company shares for Class L Shares). Each of the Fund and the Investment Adviser reserves the right to waive sales charges at its discretion. The following sales charges apply to your purchases of Class L Shares of the Fund:
Amount Invested	Dealer Reallowance	Dealer Manager Fee	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested
Under $250,000	3.50%	0.75%	4.25%	4.44%
$250,000 to $499,999	2.50%	0.75%	3.25%	3.36%
$500,000 to $999,999	1.50%	0.50%	2.00%	2.04%
$1,000,000 and above	1.00%	0.25%	1.25%	1.27%
You may be able to buy Class L Shares without a sales charge (i.e. “load-waived”) or with an adjusted sales charge (i.e. “load-adjusted”) if you fall in one of the following categories:
•
Current and retired Trustees and officers of the Fund, their families (e.g., spouse, domestic partner, dependent children, parent) and any purchases referred through the Investment Adviser.

•
Employees of the Investment Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Investment Adviser (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•
Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s Shares and their immediate families.

•
Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•
Clients of registered investment advisers that have entered into arrangements with the Distributor providing for the Class L Shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee, including third party administrators.

•
Institutional investors (which may include bank trust departments and registered investment advisers).

•
Any accounts established on behalf of registered investment advisers or other intermediaries or their respective clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•
Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•
Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The Fund, in its sole discretion, may waive these minimum dollar requirements.

•
Portfolio Company shareholders who exchange shares in such Portfolio Companies for Fund Shares.

In addition, concurrent purchases by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.
It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class L Shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.
Right of Accumulation
For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class L Shares of the Fund as part of your current investment as well as reinvested distributions. To qualify for this option, you must be either:
•
an individual;

•
an individual and spouse purchasing Shares for your own account or trust or custodial accounts for your dependent children; or

•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s Transfer Agent at the time of your purchase. You will need to give the Transfer Agent your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your dependent children as well as the ages of your dependent children.

Letter of Intent
The letter of intent allows you to count all investments within a 13-month period in Class L Shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its Class L Shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include the cost of Class L Shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Transfer Agent receiving the letter of intent. You may combine purchases and exchanges by family members (limited to spouse and dependent children living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. Class L Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.
Shareholder Services Fee
The Fund has adopted a “Shareholder Services Plan” under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Class L Shares of the Fund. Such services may include responding to customer inquiries of a general nature regarding the Fund; responding to customer inquiries and requests regarding Statements of Additional information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; and providing such other similar services as the Fund or the Investment Adviser may reasonably request to the extent the financial industry professional is permitted to do so under applicable statutes, rules, or regulations. The Fund may incur such foregoing expenses on an annual basis equal to 0.25% of its daily average NAV.
Distribution Plan
The Fund, with respect to its Class L Shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of Shares to investors and maintenance of shareholder accounts, as well as for payments to the Class L Shares platform sponsors. These activities include marketing and other activities to support the distribution of the Class L Shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under a Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.25% of average daily NAV attributable to Class L Shares.
OUTSTANDING SECURITIES
The following table sets forth information about the Fund’s outstanding Shares as of March 31, 2020:
Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Common Shares of Beneficial Interest	Unlimited	0	3,318,365
Class L Common Shares of Beneficial Interest	Unlimited	0	28,834
Class I Common Shares of Beneficial Interest	Unlimited	0	3,141,289

QUARTERLY REPURCHASES OF SHARES
The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for 5% of its Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without a vote of a majority of the outstanding Shares. Shares will be repurchased at the NAV per Share of the relevant class determined as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date.
Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board of Trustees and will be based on factors such as market conditions, liquidity of the Fund’s assets and Shareholder servicing conditions. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board of Trustees may establish other policies for repurchases of Shares that are consistent with the 1940 Act, the regulations promulgated thereunder, and other pertinent laws. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, will be paid to Shareholders by the Repurchase Payment Deadline.
Repurchase Amounts
The Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer and pursuant to its fundamental policies, the Fund will offer to repurchase 5% of the total number of its Shares outstanding on the Repurchase Request Deadline.
If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Shares tendered for repurchase by Shareholders who own fewer than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such Shareholder’s brokers that the beneficial holder of such Shares actually owns fewer than 100 Shares. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. If Shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Shares offered for repurchase and shall not repurchase any other Shares.

Notice to Shareholders
Notice of each repurchase offer will be given to each beneficial owner of Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. The notice will:
•
contain information Shareholders should consider in deciding whether to tender their Shares for repurchase;

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include detailed instructions on how to tender Shares for repurchase;

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state the Repurchase Offer Amount;

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identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline;

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describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

•
describe (i) the procedures for Shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline; and

•
will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price
The repurchase price of the Shares will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. You may visit the Fund’s website (www.sharespost100fund.com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. Any such suspension would require the approval of a majority of the Board of Trustees (including a majority of Independent Trustees) in accordance with Rule 23c-3 of the 1940 Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash. Payment for repurchased Shares, however, may require the Fund to liquidate securities of Portfolio Companies earlier than the Investment Adviser otherwise would, which may potentially cause the Fund to realize losses. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of securities of Portfolio Companies to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In each case, such actions may reduce the Fund’s NAV.
Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants to redeem Shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future.
BORROWING
The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from Shareholders pursuant to the quarterly repurchase offers and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1∕3% of the Fund’s gross asset value.
DISTRIBUTIONS
Following the disposition by the Fund of securities of Portfolio Companies, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC and in accordance with the 1940 Act). The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.
DIVIDEND REINVESTMENT POLICY
The Fund will operate under a dividend reinvestment policy administered by UMB Fund Services (the “Agent”). Pursuant to the policy, any distributions by the Fund to its Shareholders, net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Agent in writing at SharesPost 100 Fund, c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175. Such written notice must be received by the Agent 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Agent, on the Shareholder’s behalf, will receive additional authorized Shares of the same class from the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share of the relevant class as of the date of such distribution.
The Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.
Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Considerations.”
The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.
All correspondence concerning the dividend reinvestment policy should be directed to, and additional information may be obtained from, the Agent at SharesPost 100 Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or overnight express mail to SharesPost 100 Fund c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212. Certain transactions can be performed by calling the toll free number (855) 551-5510.
DETERMINATION OF NET ASSET VALUE
The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order, plus any applicable sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Trustees. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee monitors the material aspects of the Fund’s valuation procedures, as adopted by the Board of Trustees and revised from time to time, as well as monitors the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.
Pursuant to valuation policies and procedures adopted by the Board of Trustees, the Investment Adviser is responsible for determining and documenting (1) whether market quotations are readily available for portfolio securities of the Fund; (2) the fair value of portfolio securities for which market quotations are not readily available; and (3) the fair value of any other assets or liabilities considered in the determination of the NAV. Depending on the portfolio security being valued, the Investment Adviser is responsible for maintaining records for each investment, which reflect various significant positive or negative events in the fundamental financial and market information relating to each investment that support or affect the fair value of the investment. The Investment Adviser will provide the Board of Trustees and the Valuation Committee with periodic reports (but no less often than monthly) that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. On a quarterly basis, the Board of Trustees will review and, if necessary, ratify or revise any fair value determinations made by the Investment Adviser in accordance with the Fund’s valuation procedures.
Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Investment Adviser may consider several factors, including the implied valuation of the asset as reflected by stock purchase contracts reported on alternative trading systems and other private secondary markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, the price of such security in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, the per share price of the security to be valued in recent verifiable transactions, including private secondary transactions (including exchanges for Fund Shares), and the recommendation of the Fund’s portfolio managers. The Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied written procedures established by the Board of Trustees and in accordance with GAAP. Under GAAP, the valuation of investment holdings is governed by Financial Accounting Standards Board Accounting Standards Code, Section 820 “Fair Value Measurement” (“ASC 820”).
Fair value prices are necessarily subjective in nature and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
CONFLICTS OF INTEREST
The following actual and potential conflicts of interest exist in respect of the Fund:
(1) Role of the Investment Adviser.   The Investment Adviser has an inherent conflict of interest in recommending itself to the Board of Trustees as the Fund’s Investment Adviser.
(2) Other Activities.   The principals of the Investment Adviser will devote substantially all of their working time to the management and operation of the Investment Adviser, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of the Investment Adviser may be involved in other business ventures. The Fund will not share in the risks or rewards of the Investment Adviser or its principals with respect to such other ventures. However, such other ventures will compete for their time and attention and might create other conflicts of interest. The Investment Advisory Agreement does not require the Investment Adviser to devote its full time or any specified portion of its time to the Fund, although the Investment Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.
(3) Other Products Managed by the Investment Adviser.   The Investment Adviser currently manages one other fund product, and could possibly manage in the future additional fund products or other accounts, that has (or could have) an investment program which could overlap with that of the Fund. The allocation of investments between the Fund and any such products or accounts is and would be governed by the Investment Adviser’s allocation policies and procedures described above under the caption “Risk Factors”, which are designed to provide for fair and equitable treatment of the Fund.
(4) Financial Intermediaries.   Financial Intermediaries may receive ongoing compensation in respect of selling Shares, and they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Shares. Further, Financial Intermediaries may receive different amounts of compensation with respect to sales of the Shares than from other products advised by the Investment Adviser and/or its affiliates, and therefore may have incentives to favor one or more products over others.
(5) Indirect Compensation to Affiliated Brokers.   When an opportunity to acquire securities in the Fund’s investment focus arises, in determining which transactions to pursue the Investment Adviser will consider a variety of factors, including the underlying price of the security to be acquired and the reliability of the broker-dealer engaged by the seller of such securities. Because the investment focus of the Fund is to acquire securities of private companies, at any particular time the availability of securities for purchase is low. As such, it is rarely the case that the Fund will have the opportunity to acquire any such company’s securities from multiple sellers at the same time, one of whom may be represented by an Affiliated Broker. Even in the rare circumstance where multiple acquisition opportunities do exist, typically the underlying considerations (such as share price) will favor one seller over another. However, there is a possibility that the Fund’s acquisition of securities from a seller represented by an Affiliated Broker could result in indirect compensation to such Affiliated Broker by increasing the number of transactions such Affiliated Broker can facilitate on the other side of the trade from the Fund. As disclosed elsewhere in this Prospectus, the Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund).
(6) Certain Parties.
Each of the Portfolio Management Team members has been granted options to purchase shares of SharesPost common stock representing less than 2% of SharesPost’s equity (assuming the exercise of all outstanding SharesPost options and warrants).
The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.
U.S. FEDERAL INCOME TAX MATTERS
The following briefly summarizes some of the important federal income tax consequences to Shareholders of investing in the Fund’s Shares, reflects the federal tax law as of the date of this Prospectus only, and does not address special tax rules applicable to certain types of investors, such as foreign investors, insurance companies, financial institutions, dealers and flow-through entities. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
The Fund has elected to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to continue to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.
The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a Shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all distributions are generally taxable whether a Shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain distributions”), if any, are taxable to Shareholders as capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). The determination of the character for U.S. federal income tax purposes of any distribution from the Fund will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.
For more detailed information regarding tax considerations, see the section entitled “Tax Status” in the SAI.
VOTING
Each Shareholder will have the right to cast a number of votes based on the number of Shares held by such Shareholder at any meeting of Shareholders called by (i) the Board of Trustees or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Shareholders will be entitled to vote on any matter on which shareholders of a RIC organized as a corporation would be entitled to vote, including selection of Trustees. Except for the exercise of their voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least 75% of the class of Shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
RESERVES
Liabilities and accruals shall be determined in accordance with GAAP.
LEGAL PROCEEDINGS
As of April 30, 2020, the Fund is not currently a party to in any legal proceeding that we believe would have a material adverse effect upon the Fund or the ability of the Investment Adviser to perform its contract with the Fund.

LIQUIDITY REQUIREMENTS
The Fund’s portfolio is not subject to any minimum liquidity requirement. The Fund will, however, be required to maintain sufficient liquidity to repurchase Fund Shares under the quarterly repurchase procedures described above under “Quarterly Repurchases of Shares”.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
GENERAL INFORMATION AND HISTORY	0
INVESTMENT OBJECTIVE AND POLICIES	0
MANAGEMENT OF THE FUND	0
CODE OF ETHICS	0
ALLOCATION OF BROKERAGE	0
TAX STATUS	0
DETERMINATION OF NET ASSET VALUE	0
INVESTMENT BY EMPLOYEE BENEFIT PLANS	0
CALCULATION OF FEES	0
PROXY VOTING POLICIES AND PROCEDURES	0
CONTROL PERSONS AND PRINCIPAL HOLDERS	0
FINANCIAL STATEMENTS	0
ADDITIONAL INFORMATION
The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or the SAI without charge.
PRIVACY POLICY NOTICE
Privacy Policy Notice
This Privacy Policy Notice discloses the privacy policies of SharesPost 100 Fund (the “Fund”), which is serviced by Foreside Fund Services, LLC, UMB Bank N.A. and UMB Fund Services, Inc., advised by SP Investments Management, LLC, (collectively, the “Companies”). The Fund and Companies are referred to herein collectively as “we” or “us.”
Protecting your privacy is a top priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.
The information we have and where we get it
We collect information about you from a variety of sources, including:
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Information we receive from you on applications or other forms, such as your name, address and phone number; email address, your social security number or tax identification number, citizenship and residency and your assets, income and other household information;

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Information about your other transactions with us, our affiliates or others including financial intermediaries or broker-dealers, such as your account balances and transactions history; and

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Information from visitors to our website provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

For more information about what we collect online, including our use of cookies, please visit our website.
We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors. If you are a parent or guardian and you are aware that your minor child has provided us with such information, please contact us.
How we use this information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.
To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our shareholder statements or reports and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.
Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:
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To respond to a subpoena or court order, judicial process or regulatory inquiry;

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To report suspicious transactions to government agencies and law enforcement officials;

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To protect against fraud;

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To provide products and services with the consent or the direction of a customer; or

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In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.
Security of personal financial information
We restrict access to information about you to those employees of the Fund or the Companies we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information. Our contracts with the Companies contain provisions restricting their use of your personal information to those purposes for which they were hired.
We continuously assess new technology for protecting information and upgrade our systems where appropriate.
If you have any questions or concerns about this Privacy Policy Notice, please write to us at:
SharesPost 100 Fund
555 Montgomery St, Suite 1400
San Francisco, CA 94111
Former customers
If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you.
We also will comply with more restrictive state laws to the extent they apply.
The California Consumer Privacy Act of 2018 (“CCPA”), granted, commencing on January 1, 2020, a California resident (“Consumer”) various rights with regard to personal information relating to that Consumer that is held by a business, including the right to know what data a business has collected about the Consumer over the past 12 months and the right to request a business to delete any personal information about the Consumer collected by the business, and requires the business to comply with a verifiable Consumer request to that effect. Although these rights do not necessarily apply to the Fund’s Shareholders who are covered under applicable Federal privacy law or exceptions within CCPA, other California Consumers may be covered.
We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. We will notify you of our Privacy Policy Notice annually and inform you of any changes as required. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

PROSPECTUS
SharesPost 100 Fund

Class I Shares (PIIVX)
$1,000,000 minimum investment
May 1, 2020
SharesPost 100 Fund (the “Fund”, “we”, “our” or “us”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company that is operated as an interval fund. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is designed primarily for long-term investors and not as a trading vehicle.
This Prospectus applies to the offering of Class I Shares of the Fund. The Fund has registered 25,000,000 Shares for sale under the registration statement to which this Prospectus relates, 3,351,596 Class A Shares and 3,184,227 Class I Shares of which are outstanding, 36,831 Class L Shares of which are outstanding, and 18,427,346 Shares of which are registered but not yet issued as of April 26, 2020. The Shares are offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share of the relevant class next calculated after receipt of the purchase in good order. Class I Shares are not subject to a sales load.
This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities, and retain such materials for future reference. This Prospectus is incorporated by reference to, and includes a table of contents of, a Statement of Additional Information (“SAI”) regarding the Fund and its shares. A copy of this Prospectus (including the SAI) or the Fund’s annual or semi-annual reports to shareholders may be obtained without charge by calling the Fund toll-free at 1-800-834-8707. Shareholder inquiries should also be directed to the Fund by using such toll-free number. This Prospectus, the SAI, and the Fund’s annual and semi-annual reports are all available upon request and without charge on the Fund’s website (www.sharespost100fund.com). Information on the Fund’s website is not incorporated herein by reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. The Fund’s filings with the SEC, including the registration of which this Prospectus and the SAI are a part and other material incorporated by reference and information regarding the Fund, also are available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by written request using the following e-mail address: publicinfo@sec.gov .
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.sharespost100fund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you elect, or have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically, by calling the Fund, c/o UMB Fund Services, at 1-855-551-5510 or by sending an email to sharespost.100fund@umb.com, or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund, c/o UMB Fund Services, by telephone at 1-855-551-5510 or by email to sharespost.100fund@umb.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The Fund offers three different classes of Shares: Class A Shares, Class L Shares and Class I Shares. The Fund offers Class A Shares and Class L Shares each by a different prospectus. The Fund began continuously offering its common shares on March 20, 2014. On November 3, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its Class L Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class I Shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor wishes to invest in the Fund through a financial intermediary, and is eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, will conduct quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV. Even though the Fund will make quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid.
The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”) primarily comprising the SharesPost 100, a list of companies (the “SharesPost 100”) selected and maintained by SP Investments Management, LLC, a Delaware limited liability company and the Fund’s investment adviser (the “Investment Adviser”). The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. This investment strategy is referred to as “Buy and Hold”. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Fund’s Board of Trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) determines it is necessary (A) to fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy (as described below), or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of shareholders.
The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of portfolio companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies included in the SharesPost 100. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation, the limited availability of shares for purchase and the analysis of the Investment Adviser of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the limitations described in the paragraph above.

The Fund has a fundamental concentration policy not to invest 25% or more of its total assets in companies in a particular “industry or group of industries”, as that phrase is used in the 1940 Act. For a more detailed description of this policy, please refer to the section entitled “Investment Objective, Strategies, Methodology and Policies.”
The Fund is operated as an interval fund and, as such, has established a limited repurchase policy under Rule 23c-3 of the 1940 Act. Although the Fund will offer to repurchase Shares on a quarterly basis in accordance with the Fund’s repurchase policy, which repurchase policy provides that each quarter the Fund will offer to repurchase 5% of its outstanding Shares, the Fund will not otherwise be required to repurchase or redeem Shares at the option of a shareholder of the Fund (each, a “Shareholder”, and collectively, the “Shareholders”) nor will Shares be exchangeable for units, interests or shares of any other fund. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may be able to have only a portion of their Shares repurchased.
In addition, the Board of Trustees may, subject to applicable law, determine in certain limited circumstances that it is in the best interests of the Fund and its Shareholders to suspend quarterly repurchase offers, which would further reduce the ability of Shareholders to sell their Shares. Even though the Fund will endeavor to make quarterly repurchase offers to repurchase a portion of the Shares to provide some liquidity to Shareholders, you should consider the Shares to be illiquid. If, and to the extent that, a public trading market ever develops, shares of closed-end investment companies frequently trade at a discount from their NAV per share of the relevant class and initial offering prices. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment, or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment. See “Risk Factors.”
The Fund’s Shares have no history of public trading, and you should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Fund does not intend to list its Shares on any securities exchange during the continuous offering, and the Fund does not expect a secondary market in the Shares to develop. As a result of the foregoing, an investment in the Fund’s Shares is not suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy. The Investment Adviser publishes the daily calculated NAV of the Fund’s Shares on its website at www.sharespost100fund.com.
Investing in the Fund’s Shares involves substantial risks. Prospective investors should refer to the risk factors discussed in the section entitled “Risk Factors” prior to making an investment in the Fund.
Certain conflicts of interest involving the Fund and its affiliates could impact the Fund’s investment returns and limit the flexibility of its investment policies. Prospective investors should review the conflicts of interest described in the section entitled “Conflicts of Interest” prior to making an investment in the Fund.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The Fund is offering the Shares in a continuous offering. The offering price for the Shares will be equal to the NAV per Share of the relevant class next calculated after receipt of the purchase in good order. Class I Shares are not subject to any sales load. The Fund’s Shares are offered through Foreside Fund Services, LLC (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.
Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The date of this Prospectus and the Statement of Additional Information is May 1, 2020.
Amount of Securities
Class I Shares(1)	Up to 25,000,000

(1)
The stated minimum initial investment by an investor in the Fund for the Shares is $1,000,000, which stated minimum may be reduced or waived for certain investors. See “Summary of Fund Expenses.”

No broker-dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.
i

PROSPECTUS SUMMARY
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in SharesPost 100 Fund (the “Fund”, “we”, “our” or “us”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the statement of additional information (the “SAI”), which should be retained by any prospective investor.
The Fund
The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an “interval fund”. Shares of beneficial interest of the Fund (the “Shares”) are continuously offered under the Securities Act of 1933, as amended (the “Securities Act”).
The Offering
The Fund is offering to sell up to 25,000,000 Shares on a continuous basis at net asset value (“NAV”) per Share of the relevant class next calculated after receipt of the purchase in good order. Class I Shares are not subject to any sales load.
Share Classes
The Fund offers three different classes of Shares: Class A Shares Class L Shares, and Class I Shares. The Fund offers Class A Shares and Class L Shares each by a different prospectus. The Fund began continuously offering its common shares on March 20, 2014. On November 3, 2017, the Fund simultaneously redesignated its issued and outstanding common shares as Class A Shares and created its Class L Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Class I Shares of the Fund are set forth in “Summary of Fund Expenses.” If an investor wishes to invest in the Fund through a financial intermediary, and is eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Minimum Investment
The minimum initial investment is $1,000,000. There is no minimum investment for subsequent investments. The Fund reserves the right to waive the investment minimum.
The Fund’s Shares are offered through the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”). In addition, certain institutions (including banks, trust companies, brokers and investment advisers) will be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by
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or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders (“Authorized Institutions”).
See “Subscription for Shares” and “Plan of Distribution — How to Purchase Fund Shares.”
The Investment Adviser
Under the supervision of the Board of Trustees and pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), SP Investments Management, LLC (the “Investment Adviser”), a wholly owned subsidiary of SharesPost, Inc. (“SharesPost”) and an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as investment adviser to the Fund.
The Investment Adviser was formed in November 2010 as a Delaware limited liability company and registered with the SEC under the Advisers Act in May 2012. The Investment Adviser manages three investment vehicles (including the Fund), and as of the end of the most recent fiscal quarter (March 31, 2020) had in the aggregate approximately $200 million under management.
Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund.
The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.
Investment Objective and
Strategies
Investment Objective.   The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies (“Portfolio Companies”). The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in companies selected by the Investment Adviser for the SharesPost 100 and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within two to four years of such securities purchase by the Fund, and the Investment Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. It is part of the Fund’s investment strategy not to sell securities of Portfolio Companies prior to any such liquidity event. This investment strategy is referred to as “Buy and Hold”. If the Investment Adviser removes a company from the SharesPost 100, the Fund will hold securities of such
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Portfolio Company until a liquidity event occurs with respect thereto (subject to the exceptions set forth below), unless it is obligated by the 1940 Act or other regulatory considerations to do otherwise. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Board of Trustees determines it is necessary to (A) fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of shareholders of the Fund (“Shareholders”).
As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company (and references to “equity securities” throughout this Prospectus includes such equity-linked convertible notes). The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies, but it is not prohibited from investing in foreign Portfolio Companies, including those in emerging market countries. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. The equity securities in which we invest will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, we will often be subject to lock-up provisions that prohibit us from selling our equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.
SharesPost 100.   The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The Investment Adviser reviews, and if it determines necessary, adjusts, the composition of the SharesPost 100 on a quarterly basis. Affiliates of the Investment Adviser may provide information (at no cost) to the Investment Adviser to assist in its quarterly analysis, but in no way will such affiliates participate or
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have determinative influence in the selection of SharesPost 100 companies. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
Each investment of the Fund will be subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100 (subject to the SharesPost 100 80% Investment Policy, as defined and described below) and in some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interests of the Fund. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Company shares other than (i) upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction, or (ii) within a reasonably practicable time period after a particular Portfolio Company is removed from the SharesPost 100 to the extent necessary to comply with the SharesPost 100 80% Investment Policy.
Investment Strategies.   The Fund generally invests in Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities directly from such Portfolio Companies or engage in options transactions.
In reviewing potential investments for the Fund, the Investment Adviser utilizes, among other publicly available sources, the information and research available on premium databases and regulatory filings of issuers. The Investment Adviser, wherever possible, interfaces with the management of companies targeted for investment and reviews their past and expected financial performance.
The Investment Adviser connects with sellers of shares through alternative trading systems and other secondary private markets. The Investment Adviser may also seek to bring shares of targeted companies into the Fund on what it believes are attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them directly with the Fund for Shares in the Fund at the end of each fiscal quarter. See “Exchange Feature” below.
SharesPost 100 is not an index; SharesPost 100 80% investment policy.   The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers
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included in the SharesPost 100. Prospective investors should be aware that the SharesPost Private Growth Index, an index maintained by SharesPost, Inc., is unrelated to the SharesPost 100, has no connection to the Fund, and the data contained therein may diverge materially from the results of the Fund.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of Portfolio Companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies included in the SharesPost 100 (the “SharesPost 100 80% Investment Policy”). The Fund monitors its portfolio to ensure compliance with the SharesPost 100 80% Investment Policy. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”
The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund.
The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy. In the event a particular Portfolio Company is removed from the SharesPost 100, the Fund will sell such amount of the Fund’s holdings necessary to comply with the SharesPost 100 80% Investment Policy within a reasonably practicable time after such removal.
Fundamental concentration policy.   The Fund has a fundamental concentration policy that it will not make an investment if such investment would result in 25% or more of the Fund’s total assets being invested in companies in any one particular “industry or group of industries”, as that phrase is used in the 1940 Act, and as interpreted, modified or otherwise permitted by a regulatory authority having jurisdiction, from time to time (the “Fundamental Concentration Policy”). The Fund’s Fundamental
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Concentration Policy does not preclude it from focusing investments in issuers in related fields, and the Fund expects that most of the Portfolio Companies may (i) be in either internet-, mobile-, social media-, or other technology-related fields, or (ii) utilize developing technology in providing their products and services. The Fund may also have significant holdings in cash and cash equivalents, generally at least 5%.
No assurance.   There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Trustees without the vote of the Fund’s shareholders. Notice will be provided to Shareholders prior to any such change in accordance with the 1940 Act.
Use of Proceeds
The Fund expects that the net proceeds of the continuous offering, will be invested in accordance with its investment objective and principal strategies as soon as practicable after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies.
Summary of Risk Factors
The following is a discussion of the principal risks of investing in the Fund. Please refer to the section of the Prospectus titled “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund and the continuous offering of Shares.
Illiquidity of Fund Shares — There is presently no market for the Fund’s Shares, which are highly illiquid and currently can be sold by Shareholders only in the quarterly repurchase program of the Fund; unless and until a secondary market for the Fund’s Shares develops, which the Fund has no reason to anticipate at this time, you will not be able to control the timing or the amount of Shares which you desire to sell. The Fund’s Shares have no history of public trading, nor is it intended that they will be listed on a public exchange at this time.
As a closed-end “interval fund,” the Fund makes quarterly repurchase offers for 5% of the Fund’s outstanding Shares at NAV. Even though the Fund makes quarterly repurchase offers, investors should consider the Fund’s Shares to be illiquid. There is no guarantee that you will be able to sell the amount of Shares that you wish to tender in connection with a given repurchase offer. Shareholders may tender more Shares than the Fund has offered to repurchase. If so, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, it is possible that not all Shares that are tendered in a repurchase offer will be repurchased. There is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a given quarter, thereby increasing the likelihood that a proration will occur. Finally, the Board of Trustees (including a majority of Independent Trustees (as defined below) ) may suspend quarterly repurchases in accordance with Rule 23c-3. Each of these factors may further limit the liquidity of the Fund’s Shares.
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See “Risk Factors”.
Potential Illiquidity of the Fund’s Investments — The Fund invests primarily in private company securities that are thinly traded and less liquid than other investments, or whose liquidity decreases in response to market developments or adverse investor perceptions. These securities may also be subject to “lock-up agreements” restricting their sale. For example, underwriters of initial public offerings customarily require holders of an issuer’s securities to agree not to sell such holder’s securities for 180 days after the initial public offering. As a result, upon or subsequent to a liquidation event of a Portfolio Company, the Fund may not be able to sell an investment, or a portion of an investment, when the Investment Adviser believes that doing so would maximize returns. In addition, because private company securities are thinly traded, such securities may display especially volatile or erratic price movements, sometimes in response to relatively small changes in investor supply or demand or other market conditions. As a result, even if the Investment Adviser is able to sell such securities on behalf of the Fund when it desires to do so, the Fund may have to accept a lower price than the price determined by the Fund in accordance with its valuation procedures.
The inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may also adversely affect the Fund’s NAV.
Alternatively, because shares of private companies are generally limited in number, the Fund may pay a higher price for shares of companies the Investment Adviser believes to be promising. Paying such a premium may adversely affect the Fund’s returns.
See “Risk Factors”.
Valuation — The Fund’s NAV is based on the value of its securities. Where reliable public market prices are available for those securities, the Investment Adviser will rely on those prices. However, in light of its investment strategy to invest in private, operating, late-stage, growth companies, the Fund expects that in most cases (other than subsequent to an IPO transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and where private market prices are available, such prices may be unreliable. At any point in time, there may be limited or no recent purchase or sale transactions or offers on private markets on which to base the value of a given private share. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions. See “Determination of Net Asset Value.”
In these cases, which the Fund expects will be in most circumstances, the Fund’s investments will be valued by the Investment Adviser, under the supervision of the Board of
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Trustees, pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the underlying companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. The Investment Adviser may also take into consideration valuations of similar classes of private company securities as publicly reported by other funds. From time to time, the Fund may determine that it should modify its assumptions as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect Shareholders.
The Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may in turn adversely affect the Fund’s NAV. See “Determination of Net Asset Value.”
See “Risk Factors” for more detail and additional risks that should be considered, including risks related to the competition for portfolio investments, the likelihood of minimal distributions of current income, potential conflicts of interest related to the Fund and its affiliates, and the relative inexperience of the Fund’s management with registered funds.
Directory of Entities
Below is a list of various entities referred to in this Prospectus and their relationship to one another:
SharesPost 100 Fund — The Fund is managed by the Investment Adviser.
SP Investments Management, LLC — the Investment Adviser of the Fund, a wholly owned subsidiary of SharesPost, Inc.
SharesPost Financial Corporation (“SharesPost Financial”) — a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. In addition, SharesPost Financial is registered as an alternative trading system pursuant to Regulation ATS of the Securities Exchange Act of 1934. SharesPost Financial’s principal business activity is connecting buyers and sellers of private company securities. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates of SharesPost, Inc. and of each other.
SharesPost, Inc. — wholly owns the Investment Adviser and SharesPost Financial. Gregory Brogger is Chief Executive Officer and a minority shareholder of SharesPost, Inc.
The SharesPost 100 — a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several
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criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 may also include formerly private companies that have consummated an initial public offering for so long as the Investment Adviser deems appropriate.
Investment Thesis
Access to Attractive Asset Class.   The Fund invests in private, operating, late-stage, growth companies, primarily in the technology sectors. The Investment Adviser believes that the asset class represented by these companies should be an element in many investors’ diversified portfolio for two primary reasons.
First, the Adviser believes that, historically, these companies had a lower technology, product and market risk profile than early-stage private companies. As a consequence, historically failure rates have been lower and time to exit have been faster. These companies may, however, have a higher technology, product and market risk profile than publicly traded companies, but, for the reasons discussed in the next paragraph, can offer the potential for higher return.
Second, there appears to be a general trend for companies to stay private longer, which has generally resulted in a greater portion of companies’ value appreciation occurring in this asset class rather than the public equities markets (although this is not always the case). This, the Investment Adviser believes, has negatively impacted the returns of the public equity markets for the last decade. These private, operating, late-stage, growth companies are typically hard to access, especially for smaller and mid-size investors. However, the Investment Adviser seeks to use its access to private markets to build a portfolio of private, operating, late-stage, growth companies, primarily in the technology sectors.
Efficient, Transparent Investment.   The Fund offers investors an opportunity to invest efficiently in a portfolio of private, operating, late-stage, growth companies, primarily in the technology sectors. Unlike traditional venture and secondary funds, the Investment Adviser publishes on its website (1) a complete list of the Fund’s investments as of the last day of the previous month, and (2) the daily calculated NAV of the Fund’s Shares, giving investors enhanced transparency into their investment.
Closed-End Fund Structure
The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of a shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s Shares are not listed on a stock exchange. Instead, the Fund provides very limited liquidity to its Shareholders by offering to repurchase a limited amount of Shares quarterly (5% of outstanding Shares), which is discussed in more detail below. The Fund, similar to a mutual fund, is
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subject to continuous asset in-flows (purchases), but, unlike a mutual fund, is not subject to continuous out-flows (repurchases). An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.
Board of Trustees
The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser. See “Management”.
Fees
Advisory Fee.   The Fund pays a fee (the “Advisory Fee”) to the Investment Adviser as compensation for its investment advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below.
Shareholder Services Fee.   Class I Shares are not subject to a Shareholder Services Fee.
Expense Limitation Agreement.   The Investment Adviser has entered into a written expense limitation agreement (the “Expense Limitation Agreement”) under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.25% of the average NAV of the Fund (the “Expense Limitation”) attributable to Class I Shares until May 1, 2021, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense.
Borrowing
The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy repurchase requests from Fund Shareholders and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to
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those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1∕3% of the Fund’s total asset value.
Determination of Net Asset Value
The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ Stock Market Exchange (“NASDAQ”) (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order. Class I Shares are not subject to any sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Trustees. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee monitors the material aspects of the Fund’s valuation procedures, as adopted by the Board of Trustees and revised from time to time, as well as monitors the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.
Fair value prices are necessarily subjective in nature and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
See “Determination of Net Asset Value” below for additional information.
Expenses
The Fund pays all of its investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or Foreside Services (each as defined below) and all expenses incurred in connection with the
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continuous offering and sale of its Shares and communications with Shareholders. The Fund also directly pays any extraordinary operating expenses.
The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.
Purchase of Shares
Each investor must initially purchase a minimum of $1,000,000 of Class I Shares in the Fund. The Fund reserves the right to waive the investment minimum. Class I Shares are not subject to any sales load. The Fund may accept both initial and additional applications by investors to purchase Shares at such times as the Fund may determine, subject, in the case of investors purchasing Shares with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Shareholders prior to a subscription date). Investors may also purchase Shares by exchanging securities of Portfolio Companies for Shares, as discussed below.
Each investor purchasing Shares must submit a completed application to the selling agent before the applicable purchase date. The Fund has the sole right to accept applications for Shares and reserves the right to reject in its complete and absolute discretion any application for Shares in whole or in part. The Fund also reserves the right to suspend sales of Shares at any time.
The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”) to act as the distributor for the sale of Shares. The Distributor serves in such capacity on a best efforts basis. The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Shares. Shares are available to investors investing through broker-dealers or other financial intermediaries (collectively, “Financial Intermediaries”) where such Financial Intermediary has agreed to provide certain administrative services to assist in the distribution of Shares.
Exchange Feature
The Fund provides the opportunity for holders of securities in Portfolio Companies to acquire Shares of the Fund in exchange for such securities. This exchange mechanism provides such holders the ability to diversify their portfolios, and provides the Fund an additional way to source shares in Portfolio Companies.
Each exchange of Portfolio Company shares for Fund Shares is subject to approval by the Board of Trustees, upon recommendation by the Investment Adviser. The terms of each exchange must be approved by the Board of Trustees, including a majority of Independent Trustees. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges.
The Investment Adviser shall determine the valuation of such securities and the number of Shares for which such securities
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may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security as determined under the Fund’s valuation policies and procedures to the extent such security is already a part of the Fund’s portfolio.
Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Investment Adviser will not receive any fee, payment, commission, or other financial incentive of any type (“Payments”) in connection with the exchange by the exchanging shareholder of Portfolio Company shares for Fund Shares, nor will such exchanges be subject to a sales load.
Quarterly Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for 5% of the Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements, or otherwise by the Board of Trustees (including a majority of Independent Trustees in accordance with Rule 23c-3 of the 1940 Act), as described herein. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer, although each Shareholder will have the right to require the Fund to purchase up to and including 5% of such Shareholder’s Shares in each quarterly repurchase. Limited liquidity will be provided to Shareholders only through the Fund’s quarterly repurchases. The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly repurchase requirements. See “Quarterly Repurchases of Shares.”
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment strategy because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.
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The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.
Dividends
Following the disposition by the Fund of securities of Portfolio Companies, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC (as defined below) and in accordance with the 1940 Act). The Fund will establish reasonable cash reserves to meet Fund obligations prior to making distributions. See “Distributions” and “U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Policy
The Fund provides distribution options for its Shareholders. Under these options, if the Fund declares a distribution, then a Shareholder’s distribution will be automatically reinvested in additional Shares unless the Shareholder has specifically elected in its application (or otherwise) to receive cash. Pursuant to the dividend reinvestment policy, a Shareholder will receive additional Shares, including fractions of Shares, at a price equal to the NAV per Share of the relevant class on the date of distribution. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Considerations.”
Taxes
The Fund has elected to be classified as an association taxable as a corporation for U.S. federal tax purposes. The Fund also (i) has elected to be treated as, and (ii) intends to operate in a manner so as to continue to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will pay no U.S. federal income tax on the earnings or capital gains it timely distributes to Shareholders. This avoids a “double tax” on distributed earnings normally incurred by taxable investors in regular “C corporations.” Holders of Shares normally will be taxed on their Fund distributions (unless their Shares are held in a retirement account that permits tax deferral or the holder is otherwise exempt from U.S. federal income tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Shares if they do not borrow to make the investment. The Fund’s tax reporting to Shareholders are made on IRS Forms 1099. See “U.S. Federal Income Tax Considerations.”
The Fund Administrator
UMB Fund Services, Inc. (“UMB Fund Services”) serves as the administrator of the Fund (the “Fund Administrator”). The Fund compensates the Fund Administrator for providing administrative services to the Fund. The Fund Administrator is
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responsible for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Trustees; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers. See “Management of the Fund.”
The Custodian
UMB Bank National Association (“UMB Bank”) serves as the custodian of the Fund (the “Custodian”). The Fund compensates the Custodian for providing custody services to the Fund. See “Management of the Fund.”
The Chief Compliance Officer
Compliance4, LLC (“Compliance4”) provides to the Fund the services of Peter Guarino as the Chief Compliance Officer of the Fund. The Fund compensates Compliance4 for providing such compliance officer services to the Fund. See “Management of the Fund.”
The Transfer Agent
UMB Fund Services serves as the transfer agent of the Fund (the “Transfer Agent”). Any successor Transfer Agent shall be appointed by the Fund. The Fund compensates the Transfer Agent for providing transfer agent services to the Fund. See “Management of the Fund.”
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SUMMARY OF FUND EXPENSES
Class I Shares
Shareholder Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge on Reinvested Dividends	None
Repurchase Fee on Shares Repurchased Within 365 Days of Purchase (as a percentage of proceeds)(1)	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fees(2)	1.90%
Shareholder Services Fee	None
Other Expenses(3)	1.17%
Total Annual Expenses	3.07%
Less Fee Reduction and Expense Reimbursement(4)	(0.82)%
Net Annual Expenses(4)	2.25%

The table above summarizes the expenses of the Fund and is intended to assist Shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure above relates to a percentage of the Fund’s average NAV at month-end over the course of a year.
(1)
The Fund’s Board of Trustees has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Trustees at any time. Absent such a waiver, a Shareholder who chooses to participate in the Fund’s repurchase offers would incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. See “Repurchase Fee.”

(2)
The Fund will pay to the Investment Adviser a quarterly Advisory Fee. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. See “Fees and Expenses.”

(3)
The amount presented in this table estimates the amounts the Fund expects to pay during the current fiscal year ending December 31, 2020.

(4)
The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with generally accepted accounting principles, brokerage commissions, and extraordinary expenses such as litigation and indemnification expenses) to an annual rate of 2.25% of the average NAV of the Fund attributable to Class I Shares until May 1, 2021, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense. See “Fees and Expenses.”

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. This example also assumes that all distributions are reinvested at NAV. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC
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applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses related to the Class I Shares.
The following example should not be considered a representation of past or future expenses because actual expenses may be greater or less than those shown.
Example
	1 Year	3 Years	5 Years	10 Years
Class I Shares
You would pay the following net expenses based on a $1,000 investment, assuming a 5% annual return	$23	$87	$154	$333
This Example assumes the application of the 2.25% expense ratio for the first year, with all fees and expenses assumed to have been accrued on a daily basis, reducing the NAV per Share of the relevant class. The Example assumes that the Expense Limitation Agreement is not renewed after May 1, 2021.
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FINANCIAL HIGHLIGHTS
Class I
The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2019 Annual Report. All Notes are contained in the Notes to the Financial Statements included in the 2019 Annual Report.
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	Period ended December 31, 2019	Period ended December 31, 2018	Period ended December 31, 2017*
Per share operating performance
Net asset value, beginning of period	$28.51	$26.85	$26.37
Change in net assets from operations:
Net investment loss	(0.59)	(0.20)	(0.01)
Net realized and unrealized gain on investments	2.20	1.86	0.49
Total change in net assets from operations	1.61	1.66	0.48
Distributions:
From net investment income	—	—	—
From net realized gain on investments	—	—	—
Total distributions	—	—	—
Net increase in net asset value	1.61	1.66	0.48
Net asset value, end of year	$30.12	$28.51	$26.85
Total return	$5.65%	6.18%	1.82%(a)
Ratios and supplemental data
Net assets, end of period (in thousands)	$82,992	$33,945	$1,115
Ratio of net expenses to average net assets	2.54%(b)(c)	2.25%(b)	2.25%(b)(d)
Ratio of gross expenses before reimbursement to average net assets	3.36%	3.10%	3.50%(d)
Ratio of net investment loss to average net assets	(2.46)%	(2.17)%	(2.25)%(d)
Portfolio turnover	14.76%	24.75%	8.78%(a)

*
Reflects operations for the period from November 17, 2017 (inception date) to December 31, 2017.

(a)
Not annualized for periods less than one year.

(b)
The ratio of net expenses are the result of $546,174, $94,654 and $109, respectively in contractual waivers and expense reimbursement representing (0.82)%, (0.85)% and (1.25)%, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(c)
The exclusion of certain extraordinary expenses incurred by the Fund caused the expense ratio to exceed the contractual amount by $189,435 or 0.29%. Please see Note 4 in the Notes to the Financial Statements for additional information.

(d)
Annualized for period less than one year.

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USE OF PROCEEDS
Net proceeds of the Fund’s continuous offering of Class I Shares will be invested in accordance with the Fund’s investment objective and principal strategies as soon as practicable after receipt thereof, subject to the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies. Pending the investment of the proceeds of the continuous offering pursuant to the Fund’s investment policies, a portion of such proceeds not invested in accordance with the Fund’s investment objective may be invested by the Fund in short-term, high-quality debt securities, money market funds or other cash equivalents, and any cash balance will be held by the Fund’s Custodian. Any cash balance in such account, including any interest earned, will be held by the Custodian to be invested pursuant to the Fund’s investment policies. Such custodial accounts shall be the property of the Fund and held for the benefit of all Shareholders of the Fund, and any interest accrued in such custodial account will be for the benefit of all Shareholders and not any particular Shareholder. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash with the Custodian to meet operational needs (including liquidity reserves necessary to comply with the 1940 Act provisions regarding interval funds and periodic repurchase offers) or during any period in which the Investment Adviser determines, in its sole discretion, that investment of the Fund’s assets in Portfolio Companies is not in the best interests of the Fund.
THE FUND
The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company that operates as an “interval fund”, and which invests substantially all of its investable assets in Portfolio Companies. The Fund was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund’s office is located at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111. The Fund’s Prospectus is available upon request and without charge on the Fund’s website (www.sharespost100fund.com) or by writing to the Investment Adviser at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111. The telephone number of the Fund is 1-800-834-8707.
INVESTMENT OBJECTIVE, STRATEGIES, METHODOLOGY AND POLICIES
The Fund’s investment objective is capital appreciation, which is a fundamental policy of the Fund. The Fund seeks to achieve its investment objective by investing in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating, late-stage, growth companies. The Fund invests in operating businesses and not pooled investment vehicles, funds of funds, or hedge funds. The Investment Adviser’s primary strategy is to invest in companies selected by the Investment Adviser for the SharesPost 100 and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The late-stage Portfolio Companies in which the Fund invests are generally expected to have a liquidity event within two to four years of such securities purchase by the Fund, and the Investment Adviser takes the expected timing of any such event into consideration when it is making investment decisions on behalf of the Fund. It is part of the Fund’s investment strategy not to sell securities of Portfolio Companies prior to any such liquidity event. This investment strategy is generally referred to as “Buy and Hold”. If the Investment Adviser removes a Portfolio Company from the SharesPost 100, the Fund will hold the securities of such Portfolio Company until a liquidity event occurs with respect thereto (but subject to the SharesPost 100 80% Investment Policy), and is not obligated by the 1940 Act to do otherwise. Notwithstanding the foregoing, other than in connection with a liquidity event of a Portfolio Company, the Fund will sell Portfolio Company securities only if and to the extent (i) the Board of Trustees determines it is necessary to (A) fund quarterly repurchases of Fund Shares, or (B) comply with the SharesPost 100 80% Investment Policy, or (ii) in the judgment of the Investment Adviser, it is necessary to further the best interests of Shareholders.
As discussed above, the Fund invests primarily in equity securities of Portfolio Companies, which consists of shares of either common or a series of preferred stock of such company or convertible debt issued by such company which is convertible into shares of common or a series of preferred stock of such company (and references to “equity securities” throughout this Prospectus includes such equity-linked convertible notes). The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies,
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but it is not prohibited from investing in foreign Portfolio Companies, including those in emerging market countries. The Fund makes investments in the securities of Portfolio Companies the Fund reasonably believes it can readily fair value. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Due to the illiquid nature of most of our investments and transfer restrictions that equity securities are typically subject to, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. The equity securities in which we invest will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our cost basis). In addition, we will often be subject to lock-up provisions that prohibit us from selling our equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO. For a complete discussion of the risks involved with our investments, please read the section entitled “Risk Factors”.
The SharesPost 100 is a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The Investment Adviser reviews, and if it determines necessary, adjusts, the composition of the SharesPost 100 on a quarterly basis. Affiliates of the Investment Adviser may provide information (at no cost) to the Investment Adviser to assist in its quarterly analysis, but in no way will such affiliates participate or have determinative influence in the selection of SharesPost 100 companies. The SharesPost 100 may also include formerly private companies that have consummated an initial public offering for so long as the Investment Adviser deems appropriate.
Each investment of the Fund is subject to the Investment Adviser’s review. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall portfolio composition and other salient investment factors, will guide the Investment Adviser’s decision to purchase a security on behalf of the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy. In some cases, the Investment Adviser may determine that investing in one or more of the companies on the SharesPost 100 would not be in the best interests of the Fund. In addition, the Fund does not expect to engage in significant selling activity in Portfolio Company shares other than (i) upon or subsequent to a liquidity event of a Portfolio Company, such as an IPO or a merger or acquisition transaction, or (ii) within a reasonably practicable time period after a particular Portfolio Company is removed from the SharesPost 100 to the extent necessary to comply with the SharesPost 100 80% Investment Policy.
Notwithstanding the foregoing, the Fund does not anticipate needing to sell a Portfolio Company’s securities prior to the occurrence of a liquidity event (i.e., IPO, merger or acquisition transaction) with respect to such Portfolio Company. It is also important to note that, while the Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies in the SharesPost 100, the Fund is not obligated to purchase securities of all of the companies on the SharesPost 100.
The Fund generally invests in Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities of such Portfolio Companies directly from such companies or engage in options transactions. The Fund will not accept any securities of Portfolio Companies through either secondary purchases or exchanges during any “restricted period” under the SEC’s Regulation M if either (1) the Fund or any affiliate thereof is a “selling security holder” in a “distribution” of such securities or (2) the Fund or any affiliate thereof is a “distribution participant” in a “distribution” of such securities (as such terms are defined under Regulation M). The potential exchange by the Fund of Fund Shares for private company shares of a prospective investor will be made only to the extent that the Fund is able to do so in accordance with Regulation M.
In reviewing potential investments for the Fund, the Investment Adviser utilizes, among other publicly available sources, the information and research available on premium databases and regulatory filings of
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issuers. The Investment Adviser, wherever possible, interfaces with the management of companies targeted for investment and reviews their past and expected financial performance.
The Investment Adviser connects with sellers of shares through alternative trading systems and other secondary private markets. The Investment Adviser may also acquire shares of targeted companies on attractive terms through the Fund’s exchange mechanism, whereby holders of such shares can exchange them directly with the Fund for Shares in the Fund at the end of each fiscal quarter. The Investment Adviser will not receive any fee, payment, commission, or other financial incentive of any type in connection with the exchange by an investor of Portfolio Company shares for Fund Shares. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges, and Share exchanges are not subject to sales loads.
To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include quarterly review by the Board of Trustees of any such payments. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
The Fund intends and expects to hold less than 5% of the outstanding voting securities of any particular Portfolio Company, but to the extent it holds 5% or more of the outstanding voting securities of a particular Portfolio Company, the Fund will comply in all respects with the limitations on affiliate transactions contained in Section 17 of the 1940 Act, and the rules promulgated thereunder. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any prohibited transactions with affiliates.
The SharesPost 100 should not be viewed as an index, but a selection of issuers in which the Fund seeks to make investments. The Fund’s performance will therefore not necessarily replicate the performance of any particular composite measurement of the stock performance of some or all issuers included in the SharesPost 100. Prospective investors should be aware that the SharesPost Private Growth Index, an index maintained by SharesPost, Inc., is unrelated to the SharesPost 100, has no connection to the Fund, and the data contained therein may diverge materially from the results of the Fund.
The Investment Adviser expects that at least 85% of the Fund’s equity investments (measured in respect of the value of the Fund’s assets, not in the number of Portfolio Companies) will be among the companies then-currently included in the SharesPost 100, and the Fund has adopted a non-fundamental policy (the “SharesPost 100 80% Investment Policy”) to invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in companies in the SharesPost 100. The Fund monitors its portfolio to ensure compliance with the SharesPost 100 80% Investment Policy. The Fund will notify investors of any proposed change in such policy at least 60 days in advance of such change in accordance with the 1940 Act. The SAI contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.”
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The inclusion of the number “100” in the Fund’s name is intended only to reflect the Fund’s primary investment program (i.e., to invest in securities of companies listed on the SharesPost 100). The Fund’s ability to implement this investment strategy is subject to the ability of the Fund’s Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms. The Fund is a “non-diversified” investment company, and, as such, the Fund may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risk Factors.”
There may be reasons why a particular SharesPost 100 issuer is not included in the Fund’s portfolio, including, without limitation: limited availability of shares for purchase, and the Investment Adviser’s analysis of the appropriateness of particular securities of SharesPost 100 issuers as investments for the Fund. The Fund may invest in the securities of issuers other than those included in the SharesPost 100, subject to the SharesPost 100 80% Investment Policy.
The Fund has a Fundamental Concentration Policy that it will not make an investment if such investment would result in 25% or more of the Fund’s total assets being invested in companies in any one particular “industry or group of industries”, as that phrase is used in the 1940 Act, and as interpreted, modified or otherwise permitted by a regulatory authority having jurisdiction, from time to time. The Fund’s Fundamental Concentration Policy does not preclude it from focusing investments in issuers in related fields, and the Fund expects that most of the Portfolio Companies may (i) be in either internet-, mobile-, social media-, or other technology-related fields, or (ii) utilize developing technology in providing their products and services. The Fund may also have significant holdings in cash and cash equivalents, generally at least 5%.
There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Subject to the provisions of the 1940 Act, the Fund’s investment strategies may be changed by the Board of Trustees without the vote of the Fund’s shareholders. Notice will be provided to Shareholders of the Fund prior to any such change in accordance with the 1940 Act.
The Fund May Change Its Investment Strategies, Policies, Restrictions, and Techniques
Except as otherwise indicated and subject to the provisions of the 1940 Act, the Fund may change any of its policies, restrictions, strategies, and techniques if the Board of Trustees believes doing so is in the best interests of the Fund and the Shareholders; provided that the investment objective of achieving capital appreciation may not be changed without a Shareholder vote with respect to other fundamental policies as described below.
The Fund’s stated fundamental policies may not be changed without a vote of a majority of the outstanding Shares, which means the lesser of: (i) 67% of the Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action.
Illiquid Securities.   The Fund invests in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board of Trustees or its delegate may determine that securities issued pursuant to Rule 144A under the Securities Act are marketable under procedures approved by the Board of Trustees.
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RISK FACTORS
Prospective investors should consider the following factors in determining whether an investment in the Fund is suitable for them. However, the following section does not set forth all risks applicable to the Fund and prospective investors should read this entire Prospectus prior to investing in the Fund. The following discussion of risk factors does not purport to be an exhaustive list or a complete explanation of all of the risks involved in an investment in the Fund. An investment in the Fund should only be made after consultation with independent qualified sources of investment and tax advice.
Risks Related To Our Investments
Our investments in Portfolio Companies may be extremely risky and we could lose all or part of our investments.
Investment in Portfolio Companies involves a number of significant risks, including:
•
these Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our investment;

•
these Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

•
because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Investment Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, we may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Investment Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders;

•
Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on us; and

•
Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

We may not realize gains from our investments, may be compelled to liquidate our investments at a loss as a result of actions of majority shareholders and, because certain of our Portfolio Companies may incur substantial debt to finance their operations, we may experience a complete loss on our investment in the event of a bankruptcy or liquidation of any of our Portfolio Companies.
We invest principally in the equity securities (common and/or preferred stock, or equity-linked securities convertible into such equity securities) of private companies primarily comprising the SharesPost 100. However, the securities we acquire may not appreciate in value and, in fact, may decline in value. In addition, the private company securities we acquire (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enables such shareholder to force minority stockholders to join in the sale of a company on the same
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price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force us to liquidate our position in a Portfolio Company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our Portfolio Companies from realizing liquidity events and impede our exit from these investments. Our Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an initial public offering, which could delay our realization of value. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize on the disposition of any investments may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our investments. In addition, the Portfolio Companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.
Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of our investments, which could adversely affect the determination of the Fund’s net asset value.
Our portfolio investments are generally not in publicly traded securities (unless one of our Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities available on alternative trading systems and other private secondary markets, we value such securities at fair value daily as determined in good faith by our Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with generally accepted accounting principles (“GAAP”). In connection with that determination, members of our Investment Adviser’s portfolio management team prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Investment Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations. However, the Board of Trustees retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Investment Adviser will take into account in providing its fair value recommendation to the Board of Trustees with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair market value determinations with respect to any non-publicly traded Portfolio Company investment we hold may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our Shares based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.
The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business, and will delay any distributions of any gains.
Our investments are generally in non-publicly traded securities (unless one of our Portfolio Companies goes public and then only to the extent we have not yet liquidated our securities holdings therein). Although we expect that most of our equity investments will trade on private secondary marketplaces, certain of the securities we hold may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private
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secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any Portfolio Company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, may make it difficult for us to sell such investments if the need arises (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy). Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the carrying value of our investments. Other than the liquidity reserve required for repurchases of shares proscribed in Rule 23c-3(b)(10)(i) of the 1940 Act, we have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.
In addition, because we deploy our capital to invest primarily in equity securities of private companies (or equity-linked securities convertible into such equity securities), we do not expect realization events, if any, to occur in the near term with respect to the majority of our Portfolio Companies. We expect that our holdings of securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of our Shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.
Our portfolio may be focused on a limited number of Portfolio Companies, subject to our Fundamental Concentration Policy, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or their particular industries experience a market downturn.
To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our RIC asset diversification requirements and our Fundamental Concentration Policy (which prohibits the Fund from investing 25% or more of its total assets in a particular industry or group of industries), we do not have fixed guidelines for diversification, and our investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of our Portfolio Companies operate could materially adversely affect us.
The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single Portfolio Company. However, we intend to conduct our operations so as to continue to qualify as a RIC for purposes of the Code (including by meeting the applicable diversification requirements under the Code), which requires that we maintain certain levels of asset diversification. See “U.S. Federal Income Tax Considerations.” Because we, as a non-diversified investment company, may invest in a smaller number of individual Portfolio Companies than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified investment company.
Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.
Given the experience of our Investment Adviser’s senior investment professionals within the technology space and considering the type of companies comprising the SharesPost 100, we expect that a number of the Portfolio Companies in which we invest will operate in technology-related sectors. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our Portfolio Companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
Because we will generally not hold controlling equity interests in our Portfolio Companies, we will likely not be in a position to exercise control over our Portfolio Companies or to prevent decisions by substantial shareholders or management of our Portfolio Companies that could decrease the value of our investments.
We have not, do not intend to, nor do we anticipate that we will, take controlling equity positions in our Portfolio Companies. As a result, we will be subject to the risk that a Portfolio Company may make
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business decisions with which we disagree, and the stockholders and management of a Portfolio Company may take risks or otherwise act in ways that are adverse to our interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in our Portfolio Companies may have interests that differ from that of the Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the Portfolio Company. Due to the lack of liquidity for the equity investments that we will typically hold in our Portfolio Companies, we may not be able to dispose of our investments in the event we disagree with the actions of a Portfolio Company or its substantial shareholders, and may therefore suffer a decrease in the value of our investments.
Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
While we intend to invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, nationalization of companies by foreign governments, imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
Exchanges of shares in Portfolio Companies for Shares of the Fund may create investment and economic challenges for the Fund.
When an owner of shares of a Portfolio Company exchanges their shares for Shares of the Fund, it is possible that such owner, if they are actively involved in the Portfolio Company, will have more information about that company than the Investment Adviser. In valuing such shares for purposes of the exchange, the Investment Adviser will analyze all information available about the company, including data concerning any secondary trading activity in shares of the company, but there can be no assurance that the Investment Adviser will have access to all information that might have a bearing on the appropriate value of the shares for purposes of the exchange.
Adverse market conditions may have a material adverse impact on the Fund’s Portfolio Companies and the Fund’s returns.
Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the U.S. economy and support the
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U.S. economic recovery by keeping the federal funds rate at or near zero percent. These policy changes may expose markets to heightened volatility and may reduce liquidity even further for certain Fund investments, causing the value of the Fund’s investments and performance to decline.
Political, social and economic uncertainty risks could have a material adverse effect on the Fund.
Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this Prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, due to the emerging nature of this outbreak, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Investment Adviser, its affiliates, the issuers in which the Fund invests or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.
A cyber-attack could have a material adverse effect on the Fund.
Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from
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cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Investment Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Investment Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Investment Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Investment Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.
Risks Related to Our Business and Structure
Our financial condition and results of operations depend on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Investment Adviser’s ability to identify, analyze and invest in Portfolio Companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. There can be no assurance that the Investment Adviser will be successful in investing in Portfolio Companies that meet our investment criteria, or that we will achieve our investment objective. In addition, if the Fund fails to achieve its estimated size and the Expense Limitation Agreement is not renewed, expenses will be higher than expected. It may be difficult to implement the Fund’s strategy unless we raise a meaningful amount of assets.
Our Investment Adviser also currently manages another pooled investment vehicle in which we have no economic interest. This investment vehicle is a Delaware series limited liability company that holds the securities of issuers of private company stock. Managing this pooled investment vehicle requires the time of the Investment Adviser’s professionals, and may distract them or slow the rate of investment in the Fund. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depends on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to make distributions.
We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.
We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic and market conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
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There are significant potential risks relating to investing in securities traded on private secondary marketplaces.
We intend to utilize alternative trading systems and other private secondary markets to acquire equity securities of Portfolio Companies. We generally have little or no direct access to financial or other information from the Portfolio Companies in which we invest through such private secondary marketplaces. As a result, we are dependent upon the relationships and contacts of our Investment Adviser’s senior investment professionals to obtain the information for our Investment Adviser to perform research and due diligence, and to monitor our investments after they are made, under the oversight of the Board of Trustees. However, there can be no assurance that our Investment Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which we invest could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our NAV and results of operations.
In addition, there can be no assurance that Portfolio Companies in which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause us to realize future capital losses on our investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our NAV and results of operations.
Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.
Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we determine to do so.
Our investments are, and are expected to be, primarily in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares we may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When we complete an investment (or upon conversion of equity-linked securities), we generally become bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as
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a company’s majority shareholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Portfolio Company, our ability to liquidate such securities may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy) if we are unable to find buyers acceptable to our Portfolio Companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.
We intend to adhere to our primary investment strategy to “buy and hold” our Portfolio Company securities. However, although we believe alternative trading systems and other private secondary markets may offer an opportunity to liquidate our private company investments, in the event we need to liquidate such securities prior to a Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that we determine to liquidate or that the subject companies will permit their shares to be sold through such platforms.
Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it necessary to do so (e.g., to fund quarterly repurchases of Shares or regain compliance with the SharesPost 100 80% Investment Policy), or at all. Due to the difficulty of assessing our NAV, the NAV for our Shares may not fully reflect the illiquidity of our portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which our portfolio securities may trade, and our particular portfolio at any given time.
We may be subject to lock-up provisions or agreements that could prohibit us from selling our investments for a specified period of time.
Even if some of our Portfolio Companies complete IPOs, we will often be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after an IPO, typically 180 days. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.
There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.
A primary feature of our investment objective is to invest in private growth companies primarily comprising the SharesPost 100, either through private secondary transactions or direct investments in such companies, and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our Investment Adviser’s investment professionals and our Board of Trustees have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.
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We operate in a highly competitive market for direct equity investment opportunities. If we are unable to make investments, it may have an adverse effect on our performance.
A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a RIC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective. To the extent we are unable to make investments in Portfolio Companies, an over-allocation of our assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.
There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.
We have entered into an Investment Advisory Agreement with the Investment Adviser. The Investment Adviser and SharesPost Financial are both wholly owned subsidiaries of SharesPost, Inc., which makes the Investment Advisor and SharesPost Financial affiliates of SharesPost, Inc. and of each other. SharesPost, Inc. is controlled by Greg Brogger, who is the Chief Executive Officer and a minority shareholder.
In addition, our executive officers and Trustees, and the principals of our Investment Adviser serve or may serve as officers and directors of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our Shareholders.
While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, or new entities that will likely be formed in the future in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, Trustees and Investment Adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, while the Investment Adviser anticipates that it will from time to time identify investment opportunities that are appropriate for both the Fund and the other funds or accounts that are currently or in the future may be managed by the Investment Adviser, to the extent it does identify such opportunities, the Investment Adviser has established a written allocation policy to ensure that the Fund is not disadvantaged with respect to the allocation of investment opportunities among the Fund and such other funds and accounts. These allocation policies provide that the general policy of the Investment Adviser will be to allocate purchase or sale opportunities among its clients on a pro rata basis, measured by reference to each client’s relative net asset value as of the beginning of the month in which the purchase or sale is executed. Exceptions to the general policy include situations in which (1) the investment objectives of a particular client dictate that a position that is larger or smaller than for other clients; (2) particular clients may not have the requisite amount of cash available for a pro rata investment, and (3) an investment in a security or other investment may lead to positive or negative tax consequences for certain clients (and/or their investors), which may necessitate a greater or lesser investment in that security or other investment, as appropriate. The Investment Adviser will, however, allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts it manages. Our Board of Trustees monitors on a quarterly basis any such allocation of investment opportunities between the Fund and any such other funds and accounts.
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SharesPost is the owner of the “SharesPost” name and marks, which we are permitted to use pursuant to a non-exclusive license agreement between us and SharesPost. SharesPost and its principals also use and may permit other entities to use the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations. The use of the “SharesPost” name and marks in connection with businesses and activities unrelated to our operations may not be in the best interests of us or our Shareholders, and may result in actual or perceived conflicts of interest.
We do not intend to enter into transactions with Portfolio Companies that may be considered related parties (including transactions for the purchase of securities of SharesPost), nor do we intend (a) to purchase or sell any securities or other property, to or from any affiliate or promoter of the Fund, or any principal underwriter of the Fund, or any affiliate of the foregoing, (b) to loan money to any of the foregoing, or (c) to enter into a joint enterprise with any of the foregoing. The Fund will at all times comply with such provisions, and to the extent deemed necessary by the Board of Trustees, will apply for exemptive relief from the SEC. In addition, the Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.
We have also adopted a Code of Ethics which applies to, among others, our officers, including our principal executive officer and principal financial officer, as well as our Trustees, Chief Compliance Officer and employees. Our officers and Trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and Trustees and officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and Trustee must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer, as well as provide periodic reports concerning their personal securities transactions and obtain prior clearance of certain personal trades. Any pre-clearance approval that is granted will be effective for only two business days (the day on which approval is given and one additional business day) and no clearance will be given to any officer or Trustee to purchase or sell any security (i) on a day when the Fund has a pending “buy” or “sell” order in that same security until that order is executed or withdrawn or (ii) when the chief compliance officer has been advised by the Investment Adviser that the same security is being considered for purchase or sale by the Fund (which the Investment Adviser is obligated to do pursuant to the Investment Advisory Agreement). The Board of Trustees shall consider reports made to it under the Code of Ethics and shall determine whether the policies established in the Code of Ethics have been violated, and what sanctions, if any, should be imposed on the violator, including, but not limited to, a letter of censure, suspension or termination of the employment of the violator, or the unwinding of the transaction and disgorgement of any profits to the Company. The Board of Trustees shall review the Code of Ethics at least once a year.
Constraints imposed on us as a registered investment company may hinder the achievement of our investment objective.
We are subject to numerous constraints on our operations under both the 1940 Act and the Code. For example, qualification for U.S. federal income taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. These constraints, among others, may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.
We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
We have elected to be treated as a RIC and intend to operate in a manner so as to continue to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our Shareholders if such distributions are made on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements (and will pay corporate-level U.S., federal income tax on any undistributed income). We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes (including withholding taxes).
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We will satisfy the annual distribution requirement for a RIC if we distribute to our Shareholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Under certain circumstances, we may be restricted from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. Because we must make distributions to our Shareholders as described above, such amounts, to the extent a Shareholder is not participating in our dividend reinvestment option, will not be available to us to make investments. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.
To qualify as a RIC, in general, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we will continue to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular “C” corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our Shareholders. The Regulated Investment Company Modernization Act of 2010, which is effective for 2011 and later tax years, provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.
Even in the event the value of your investment declines, the Advisory Fee will still be payable.
The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The Advisory Fee is payable regardless of whether the NAV of the Fund or your investment declines. As a result, we will owe the Investment Adviser a quarterly Advisory Fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal quarter for which the Advisory Fee is paid.
Our Board of Trustees may change our non-fundamental investment policies and our investment strategies without prior notice or Shareholder approval, the effects of which may be adverse.
Our Board of Trustees has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without Shareholder approval and without prior notice (other than in connection with any proposed changes to the SharesPost 100 80% Investment Policy, which Shareholders receive notice of at least 60 days in advance of such proposed change in accordance with the 1940 Act). We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to Shareholders and cause you to lose all or part of your investment.
Changes in laws or regulations governing our operations may adversely affect our business.
We and our Portfolio Companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business and the value of your investment.
The transparency of our performance reporting may indirectly increase the difficulty of investing in certain Portfolio Companies.
Although the Investment Adviser will not report on the performance of individual Portfolio Companies, the Investment Adviser will report on the Investment Adviser’s website the valuation of securities owned by the Fund and the aggregate Fund-level performance. As a result, some Portfolio Companies might be concerned that their performance could be derived from such figures. Such concern might be heightened in
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reverse proportion to the number of Portfolio Companies existing in the Fund’s portfolio. These concerns might lead Portfolio Companies to oppose sale of their securities to the Fund, and might make it more difficult for the Fund to execute its investment strategy.
Risks Related to the Offering Made Pursuant to this Prospectus and Our Shares
Shareholders will have only limited liquidity.
The Fund is a closed-end investment company, provides limited liquidity through a quarterly repurchase policy under Rule 23c-3 of the 1940 Act, and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the Fund’s repurchase policy.
Limited liquidity is provided to Shareholders only through the Fund’s quarterly repurchase offers for 5% of the Shares outstanding on the repurchase request deadline. There is no guarantee that Shareholders will be able to sell all of the Shares they desire to sell in a quarterly repurchase offer. Additionally, the Board of Trustees (including a majority of Independent Trustees) may suspend quarterly repurchases in accordance with Rule 23c-3. See “Quarterly Repurchases of Shares.”
The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and due to their illiquid nature, may result in the sale of a Portfolio Company below its carrying value or, to the extent the Fund finances repurchases, result in an increase in the Fund’s expense ratio.
Quarterly repurchases by the Fund of its Shares typically will be funded from available cash. However, payment for repurchased Shares may require the Fund to liquidate securities of Portfolio Companies earlier than the Investment Adviser would otherwise liquidate such holdings. Such liquidation could potentially result in losses as the Fund may not be able to sell such holdings at their carrying value. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses and, instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Expense Limitation Agreement) and reducing any net investment income. In each case, such actions may reduce the Fund’s NAV.
Repurchases of Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Expense Limitation Agreement), to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.
We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we focus on making primarily capital gains-based investments in equity securities (which generally will not be income producing) and pursuant to the restrictions on capital gains distribution of an investment company contained in the 1940 Act, we will not make distributions any more frequently than twice in any calendar year nor do we expect to become a predictable issuer of distributions. In addition, we expect that our distributions, if any, will be less consistent than other investment companies that primarily make debt investments. If the Fund declares a cash distribution, then Shareholders’ distribution will be automatically reinvested in additional Shares, unless they specifically “opt out” of the dividend reinvestment option by written request to the Investment Adviser so as to receive cash.
We have broad discretion over the use of proceeds from this continuous offering and will use proceeds in part to satisfy operating expenses.
We have significant flexibility in applying the proceeds of this continuous offering and may use the net proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time
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of this offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.
The foregoing list of “risk factors” is not a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own legal, tax and financial advisors before deciding to invest in the Fund.
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MANAGEMENT OF THE FUND
The Board of Trustees
The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. At least a majority of the Board of Trustees are and will be persons who are not “interested persons” of the Fund or the Investment Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. Subject to the provisions of Delaware law, the Trustees will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the SAI.
Portfolio Managers
The Investment Adviser’s Portfolio Management Team is primarily responsible for the investment management of the Fund. See below for biographies of each member of the Portfolio Management Team.
Name, Address, and Age	Other Position(s) Held with Fund	Term of Office and Length of Time Served as Portfolio Manager	Principal Occupation(s) During the Past Five Years
Christian Munafo c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 5/23/1978	None.	Since August 2019	Chief Investment Officer of SP Investments Management, LLC; Co-Head of Global Private Equity Secondary Transactions at HQ Capital Private Equity LLC; Head of Secondaries at Thomas Weisel Global Growth Partners, LLC
Kevin Moss c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 7/11/1969	President (since April 2019)	Since October 2018	Managing Director of SP Investments Management LLC; Chief Operating Officer of SP Investments Management LLC
Sven Jonas Grankvist c/o SharesPost 100 Fund, 555 Montgomery Street, Suite 1400, San Francisco, CA 94111 DOB: 4/4/1984	None.	Since June 2018	Director of SP Investments Management, LLC; Vice President of SP Investments Management LLC; Associate of SP Investments Management, LLC
Christian Munafo is the Chief Investment Officer of SP Investments Management, LLC, a registered investment adviser and wholly owned subsidiary of SharesPost. Christian joined the Investment Adviser in August 2019. Prior to his position with the Investment Adviser, Christian was Co-Head of the Global Private Equity Secondary Practice at HQ Capital based in New York, where he was also a member of the senior leadership team. Prior to that, he served as Head of Secondaries at Thomas Weisel Partners. Christian has 19 years of experience in finance, with the last 14 years focused on secondary investments involving venture-backed and growth equity-oriented companies and funds. During this time, he has also served on the boards of many of these companies and funds. In aggregate, Christian has helped raise more than $1 billion globally from institutional investors, corporations, pensions, endowments and family offices. In addition, Christian has overseen the completion of more than 100 secondary transactions representing over $1 billion in capital commitments, ranging from traditional purchases of limited partnership interests to more complex non-traditional transactions including fund restructurings, recapitalizations, tender
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programs, preferred equity/loan facilities and purchases of company securities. Christian began his career as an investment banker focused on mergers and acquisitions at Banc of America Securities. Christian holds a Bachelor of Arts from Rutgers College in Economics and Finance.
Kevin Moss is a Managing Director and Chief Operating Officer of SP Investments Management, LLC, a registered investment adviser and wholly owned subsidiary of SharesPost. Prior to his position with the Investment Adviser, Kevin was a senior portfolio manager at First New York Securities, where he managed a global macro book. With over 17 years of senior level experience in financial services, Kevin’s specific areas of expertise include the management of client relationships, investment research coverage, block trading, and operations management. Kevin began his career as an institutional equities sales trader working for Instinet, and later Commerzbank. His client base included hedge funds, pension funds and proprietary trading desks. Subsequently, Kevin held a series of posts at leading hedge funds and proprietary trading firms including serving as the head of international trading for Libra Advisors and Opus Trading Funds. Kevin received his undergraduate degree in finance from Tulane University and his MBA from Columbia Business School, magna cum laude. He holds FINRA series 4, 7, 24, 27, 55 and 66 licenses.
Sven Jonas Grankvist is a Director of SP Investments Management, LLC. Prior to serving as a portfolio manager, Jonas was a portfolio analyst. Prior to his position with the Investment Adviser, Jonas was an investment banker with Berman Capital, where he covered a wide range of industries including Internet, digital media and software. Jonas has worked on many mergers and acquisitions, and private equity transactions for buyers and sellers in the growth-and-middle-market arena. Jonas is also a mentor for the Thiel Foundation’s 20 Under 20 Fellowship. Jonas received his LLM from Uppsala University and an MBA from Golden Gate University. He holds FINRA Series 7 and 63 licenses.
The Fund is reliant on Messrs. Munafo, Moss and Grankvist for implementation of its investment program. Their absence or departure, for any reason, would require the Investment Adviser to replace them with other qualified personnel, which could have an adverse impact on the Fund’s investment program. Since inception of the Fund, the Investment Adviser has hired additional investment professionals, and intends to continue to hire additional investment professionals in proportion to the growth of the assets under management of the Investment Adviser. Each of the Portfolio Management Team members own options in SharesPost relating to less than 2% of SharesPost on a fully diluted basis, assuming the exercise of all outstanding options and warrants. See “Conflicts of Interest — Certain Parties”.
Compensation of Portfolio Managers
In addition to the employee stock options described above, the portfolio managers receive a fixed annual salary and a bonus, which is in part dependent upon the overall performance of the Investment Adviser. The Portfolio Management Team members do not receive any compensation from the Fund for serving as portfolio managers of the Fund. The SAI provides additional information about the Portfolio Management Team’s compensation, other accounts managed by the Portfolio Management Team, and their ownership of securities of the Fund.
The Investment Adviser
Under the supervision of the Board of Trustees and pursuant to the Investment Advisory Agreement, SP Investments Management, LLC, a wholly owned subsidiary of SharesPost and an investment adviser registered with the SEC under the Advisers Act, serves as Investment Adviser to the Fund. The Investment Adviser is located at 555 Montgomery Street, Suite 1400, San Francisco, CA 94111.
The Investment Adviser was formed in November 2010 as a Delaware limited liability company, and registered with the SEC under the Advisers Act in May 2012. The Investment Adviser manages three investment vehicles (including the Fund), and as of the end of the most recent fiscal quarter (March 31, 2020) held in the aggregate approximately $200 million under management.
Pursuant to the Investment Advisory Agreement, the Investment Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Investment Advisory Agreement authorizes the Investment Adviser to implement the Fund’s investment program.
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The Investment Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Advisory Agreement.
For a discussion of the Investment Adviser’s compensation, see “Fees and Expenses — Advisory Fee” below.
The Fund Administrator
The Fund has entered into an Administration and Fund Accounting Agreement (the “Fund Administration Agreement”) with UMB Fund Services to perform certain financial, accounting, corporate, administrative, registrar and other services on behalf of the Fund. The Fund Administrator is paid a monthly fee (the “Fund Administration Fee”) by the Fund.
The Fund Administrator is responsible, pursuant to the Fund Administration Agreement and under the ultimate supervision of the Investment Adviser, for matters pertaining to the administration of the Fund, including, but not limited to, the following: (i) preparing and maintaining the financial and accounting records and statements of the Fund; (ii) arranging for the provision of accounting, clerical and administrative services; (iii) coordinating communications of the Board of Trustees; (iv) monitoring the Fund’s compliance with regulations to which it is subject; (v) maintaining records of the Fund; and (vi) providing the coordination and processing of all repurchase offers.
The Fund Administration Fee is based on the Fund Administrator’s standard schedule of fees charged by it for similar services. See “Fees and Expenses — Fund Administration Fee.” These fees are detailed in the Fund Administration Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Fund may retain other service providers affiliated with the Fund Administrator to perform the administrative services that would otherwise be performed by the Fund Administrator and such service providers may be located outside of the United States.
If not terminated as provided in the Fund Administration Agreement, the Fund Administration Agreement shall continue automatically in effect after the anniversary of the initial term for successive annual periods. The Fund Administration Agreement is subject to termination by the Fund Administrator or by the Fund upon not less than 90 calendar days’ written notice prior to the end of the respective term. The Fund Administration Agreement is also terminable upon the material breach of the other party of any term of the Fund Administration Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Fund Administrator enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
Under the Fund Administration Agreement:
•
the Fund has agreed to indemnify and hold harmless the Fund Administrator, its employees, agents, officers, directors, shareholders, affiliates and nominees (together the “Fund Administrator Indemnified Parties”) from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, fees, penalties, reasonable counsel fees and other expenses of every nature and character which may be asserted against or incurred by any Fund Administrator Indemnified Parties or for which any Fund Administrator Indemnified Parties may be held liable as a result of the services provided to the Fund (other than by reason of bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations thereunder, uncured material breach of the Fund Administration Agreement or willful misconduct on the part of the Fund Administrator in connection with the provision of the services to the Fund under the Fund Administration Agreement); and

•
the Fund has agreed that, in the absence of an uncured material breach of the Fund Administration Agreement by the Fund Administrator or the bad faith, gross negligence, fraud, reckless disregard in the performance of its duties and obligations under the Fund Administration Agreement or willful misconduct by the Fund Administrator in the provision of the services thereunder, the Fund Administrator shall not be liable to the Fund for:

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(i) any action taken or omitted to be taken in accordance with or in reliance upon instructions, communications, data, documents or information (without investigation or verification) received by the Fund Administrator from an officer or representative of the Fund, or from any authorized person as defined thereto; (ii) any action taken or omission by the Fund, Investment Adviser, any authorized person or any past or current service provider; or (iii) its reliance on the security valuations without investigation or verification provided by pricing service(s), the Investment Adviser or representatives of the Fund.
In providing services as an administrator, the Fund Administrator does not act as a guarantor of the Fund’s Shares. Moreover, the Fund Administrator is not responsible for any investment decisions of the Fund (all of which will be made by the Investment Adviser) or the effect of such investment decisions on the performance of the Fund.
The Fund may engage a different administrator or perform such administrative services itself in its discretion upon notice to Shareholders.
The Custodian
The Fund has entered into a custody agreement (the “Custody Agreement”) with UMB Bank to act as the Fund’s custodian of all securities and cash at any time delivered to the Custodian, in each case in accordance with the provisions of Section 17 of the 1940 Act and any associated rules and regulations. The Custodian may place certain of the Fund’s assets with sub-custodians and/or depositories.
The fees payable to the Custodian are based on its standard schedule of fees charged by the Custodian for similar services. These fees are detailed in the Custody Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Fund may retain other custodians from time to time without notice to, or approval of, any Shareholder.
The Custody Agreement is subject to termination by the Custodian or by the Fund upon not less than 90 calendar days’ written notice. The Custody Agreement is also subject to termination by the Custodian or by the Fund upon the breach of the other party of any material term of the Custody Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party. Further, the Custody Agreement may be terminated by the Fund in the event that the Custodian enters receivership or a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
UMB Bank’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.
The Transfer Agent
The Fund has entered into a Transfer Agency Agreement with UMB Fund Services to provide transfer agent services to the Fund in connection with the sale and repurchase of Shares. The Transfer Agency Agreement provides for fees payable to the Transfer Agent based on the Transfer Agent’s standard schedule of fees charged by it for similar services. These fees are detailed in the Transfer Agency Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The Transfer Agent will be the dividend paying agent of the Fund.
If not terminated as provided in the Transfer Agency Agreement, the Transfer Agency Agreement shall continue automatically in effect after the anniversary of the initial term for successive annual periods. The Transfer Agency Agreement is subject to termination by the Transfer Agent or by the Fund upon 90 calendar days’ written notice prior to the end of the respective term. The Transfer Agency Agreement is also terminable upon the material breach of the other party of any term of the Transfer Agency Agreement if such breach is not cured within 30 days of notice of such breach to the breaching party, or if the Transfer Agent enters receivership or other similar event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
UMB Fund Services’ principal business address is 235 West Galena Street, Milwaukee, WI 53212.
The Distributor
The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC to act as the Fund’s distributor for the Shares. The Distributor bears all of its expenses of providing distribution services
39

as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. In addition, the Investment Adviser has entered into a Distribution Services Agreement with the Distributor. The Investment Adviser pays the Distributor certain fees for providing marketing and sales support services to the Fund and reimburses certain out-of-pocket expenses incurred by the Distributor in connection therewith. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Trustees in connection with their approval of either the Advisory Agreement or the Advisory Fee. See “Fees and Expenses — Distributor Expenses” below.
The Distribution Agreement and the Distribution Services Agreement each has an initial term of two years. Thereafter, if not terminated as provided in the Distribution Agreement, the Distribution Agreement shall continue automatically in effect for successive annual periods. The Distribution Services Agreement is terminable upon termination of the Distribution Agreement. The Distribution Agreement and the Distribution Services Agreement is each subject to termination by the Distributor or by the Fund upon 60 calendar days’ written notice.
Foreside Fund Services, LLC’s principal business address is Three Canal Plaza, Suite 100, Portland, ME 04101.
The Chief Compliance Officer
Compliance4, LLC (“Compliance4”) provides to the Fund the services of Peter Guarino as Chief Compliance Officer of the Fund pursuant to a CCO Agreement (the “CCO Agreement”) between the Fund and Compliance4. The Fund compensates Compliance4 for providing such compliance officer services to the Fund. These fees are detailed in the CCO Agreement, a copy of which is available from the Investment Adviser upon request and filed with the registration statement to which this Prospectus relates. The CCO Agreement may be terminated at any time, without the payment of any penalty upon sixty (60) days’ written notice by either party. In addition, the Board of Trustees has the right and authority to remove the individual designated by Compliance4 as the Fund’s Chief Compliance Officer at any time, with or without cause, without payment of any penalty. In this case, Compliance4 will designate another qualified employee thereof, subject to approval of the Board of Trustees and the Independent Trustees, to serve as temporary Chief Compliance Officer until the earlier of: (i) the designation and approval by the Board of a new permanent Chief Compliance Officer; or (ii) the termination of the CCO Agreement.
Under the CCO Agreement, Compliance4 is not liable to the Fund or its Shareholders for any action or inaction of Compliance4 or the CCO relating to any event whatsoever in the absence of bad faith, reckless disregard, gross negligence or willful misfeasance. Under the CCO Agreement, Compliance4 and certain related parties (such as Compliance4’s officers and persons who control Compliance4), are indemnified by the Fund against any and all claims and expenses related to Compliance4’s actions or omissions, except for any act or omission resulting from Compliance4’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the CCO Agreement.
Compliance4’s principal business address is 9 Terison Drive, Suite 100, Falmouth, ME 04105.
Liquidating Trust
The Board of Trustees may, at its discretion if determined to be in the best interests of Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of all, or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Shareholders would bear indirectly. There are no current plans to liquidate the Fund.
Independent Registered Public Accounting Firm and Legal Counsel
KPMG LLP serves as the independent registered public accounting firm of the Fund. KPMG LLP’s principal business address is located at 550 South Hope Street, Los Angeles, California 90071.
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The law firm of Dechert LLP, One Bush Street, Suite 1600, San Francisco, California 94104, serves as legal counsel to the Fund. The firm may also act as legal counsel to the Investment Adviser and its affiliates with respect to various matters. The firm does not represent potential investors with respect to their investment in the Fund.
Directory of Entities
Below is a list of various entities referred to in this Prospectus and their relationship to one another:
SharesPost 100 Fund — The Fund is managed by the Investment Adviser. Kevin Moss is the President.
SP Investments Management, LLC — the Investment Adviser of the Fund, a wholly owned subsidiary of SharesPost, Inc. Kevin Moss is a Managing Director, Sven Jonas Grankvist is a Director and Christian Munafo is the Chief Investment Officer.
SharesPost Financial Corporation — a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since they are both wholly owned by SharesPost, Inc., SharesPost Financial and the Investment Adviser are affiliates of SharesPost, Inc. and of each other.
SharesPost, Inc. — wholly owns the Investment Adviser and SharesPost Financial. Gregory Brogger is Chief Executive Officer and a minority shareholder of SharesPost, Inc.
The SharesPost 100 — a list of 100 private, operating, late-stage, growth companies, primarily in the technology sectors, selected and maintained by the Investment Adviser according to several criteria, including revenue growth, market potential, product stage, management team, investor composition and level of financing and trading activity on alternative trading systems and other private secondary markets. The SharesPost 100 may also include formerly private companies, which were on the SharesPost 100 prior to having consummated an initial public offering, for so long as the Investment Adviser deems appropriate.
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FEES AND EXPENSES
Advisory Fee
The Fund pays the Advisory Fee to the Investment Adviser as compensation for its investment advisory services. The Advisory Fee shall accrue daily at an annual rate equal to 1.90% of the average daily calculated NAV of the Fund, and shall be paid quarterly in arrears. The NAV of the Fund is determined by subtracting the Fund’s liabilities from the fair market value of its assets, to be determined as set forth under “Determination of Net Asset Value” below. A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement, or any future amendments, will be available in the Fund’s annual and semi-annual report to Shareholders. During the fiscal year ended December 31, 2017, the Fund incurred $1,792,994 in Advisory Fees, of which $1,121,021 were waived. During the fiscal year ended December 31, 2018, the Fund incurred $2,340,560 in Advisory Fees, of which $982,239 were waived. During the fiscal year ended December 31, 2019, the Fund incurred $3,506,326 in Advisory Fees, of which $1,467,342 were waived.
Fund Administration Fee
The Fund pays the Fund Administrator the following fees monthly at the specified annual rate: for administrative services 0.07% on the first $300 million in assets, per year, 0.06% on the next $300 million in assets, per year, and 0.05% assets over $600 million, per year; and for accounting services a $35,000 base fee plus 0.03% on the first $300 million in assets, per year, 0.02% on the next $300 million in assets, per year, and 0.01% on assets over $600 million, per year, plus out-of-pocket expenses for each of the preceding services.
Repurchase Fee
The Fund’s Board of Trustees has determined to waive the Fund’s Repurchase Fee assessed on Shareholders who choose to participate in the Fund’s repurchase offers. This waiver will remain in effect indefinitely, unless and until the Board approves its modification or termination. This waiver may be terminated only by the Fund’s Board of Trustees at any time. Absent such a waiver, a Shareholder who chooses to participate in the Fund’s repurchase offers will incur a repurchase fee equal to 2.00% of the value of the Shares the Fund repurchases from them for Shares held less than 365 days. Shares held longest will be treated as being repurchased first and Shares held shortest will be treated as being repurchased last. The repurchase fee does not apply to Shares that were acquired through reinvestment of distributions. Shares held for 365 days or more are not subject to the 2.00% fee, should it be reinstated. Repurchase fees are paid to the Fund directly and are designed to offset costs charged by the Transfer Agent for redeeming Shares and for costs associated with fluctuations in Fund asset levels and cash flow caused by such repurchases. In addition, if Shareholders request repurchase proceeds be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by UMB Fund Services, currently $20 per transfer.
Shareholder Services Fee
Class I Shares are not subject to a shareholder services fee.
Distributor Expenses
Pursuant to the Distribution Agreement between the Fund and the Distributor, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Shares under the United States securities laws and the registration and qualification of Shares for sale in the various jurisdictions in which the Fund will determine it is advisable to qualify such Shares for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus and any other sales material (and any supplements or amendments thereto). The Distributor serves in such capacity on a best efforts basis, subject to various conditions, and may enter into related
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selling group agreements with various Financial Intermediaries to assist in the distribution of Shares. Shares are available to investors investing through Financial Intermediaries where such Financial Intermediary has agreed to provide certain administrative services.
Pursuant to a Distribution Services Agreement between the Investment Adviser and the Distributor, the Investment Adviser pays the Distributor certain fees for providing marketing and sales support services to the Fund and reimburse certain out-of-pocket expenses incurred by the Distributor in connection therewith. The maximum amount of items of compensation payable to the Distributor under the Distribution Services Agreement (excluding reimbursement of expenses) will not exceed 0.01% of total net assets of the Fund, calculated and paid monthly and subject to a minimum monthly fee of $1,500 and a CPI increase on each contract anniversary. Such fees shall be paid out of the legitimate assets of the Investment Adviser, and were not used as a factor by the Board of Trustees in connection with their approval of either the Advisory Agreement or the Advisory Fee.
Other Expenses
The Fund pays all of its investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Fund Administrator, the Custodian or Foreside Compliance, and all expenses incurred in connection with the continuous offering and sale of its Shares and communications with Shareholders. The Fund also directly pays any extraordinary operating expenses.
The Investment Adviser bears all ongoing ordinary administrative and operational costs of the Investment Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.
The Board of Trustees, including a majority of the Independent Trustees, has adopted a procedure that the Board of Trustees has determined is reasonably designed to provide that Broker Fees received by affiliated persons of the Fund or the Investment Adviser for effecting transactions as a broker (“Affiliated Broker”) in connection with the purchase and sale of securities by the Fund are (i) reasonable and fair compared to the Broker Fees received by other brokers in connection with comparable transactions involving similar instruments being purchased or sold on a securities exchange during a comparable period of time, or (ii) otherwise subject to the limits prescribed by Section 17(e) of the 1940 Act. Such procedure permits the Fund to effect transactions through an Affiliated Broker, provided that the Broker Fees received by the Affiliated Broker in connection with the sale of securities to or by the Fund are subject to the following limits contained in Section 17(e)(2) of the 1940 Act: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Board of Trustees, including a majority of Independent Trustees, shall determine no less frequently than quarterly that all transactions effected pursuant to the aforementioned procedures during the preceding quarter were effected in compliance with such procedures. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.
Expense Limitation Agreement
The Investment Adviser has entered into a written Expense Limitation Agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, other expenditures which are capitalized in accordance with GAAP, brokerage commissions, and extraordinary expenses such as
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litigation and indemnification expenses) to an annual rate of 2.25% of the average NAV of the Fund attributable to Class I Shares until May 1, 2020, and from year to year thereafter; provided that each such continuance is specifically approved by the Board of Trustees. The Investment Adviser may recoup from the Fund fees previously reduced or expenses previously reimbursed by the Investment Adviser with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the lesser of the current Expense Limitation or the Expense Limitation in effect at the time of such reimbursement, and the reimbursement is made within three years of the date on which the Investment Adviser reduced the fee or incurred the expense.
INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk.   It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Fund only money that it can afford to lose, and it should not invest in the Fund money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Fund’s investment strategies fit into their overall investment strategy because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.
The Fund should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund operating as an interval fund. The Fund’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Fund expect a secondary market in the Shares to develop. However, limited liquidity may be available through the quarterly repurchase offers described in this Prospectus.
SUBSCRIPTION FOR SHARES
Each investor must initially purchase a minimum of $1,000,000 of Shares in the Fund. The Fund reserves the right to waive the investment minimum. The Fund may accept both initial and additional applications by investors to purchase Shares at such times as the Fund may determine, subject, in the case of investors purchasing Shares with cash, to the receipt of cleared funds on or prior to the third business day prior to the relevant subscription date (or such other acceptance date set by the Fund and notified to prospective Shareholders prior to a subscription date).
Investors may also purchase Shares by exchanging securities of Portfolio Companies for Fund Shares. Each exchange of Portfolio Company shares for Fund Shares is subject to approval by the Board of Trustees, upon recommendation by the Investment Adviser. The terms of each exchange must be approved by the Board of Trustees, including a majority of Independent Trustees. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges. The Investment Adviser shall determine the valuation of such securities and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security as determined under the Fund’s valuation policies and procedures to the extent such security is already a part of the Fund’s portfolio. Such exchanges would result in a taxable event for the exchanging shareholder with a taxable capital gain in the amount of the difference between such shareholder’s basis in the exchanged shares and the fair market value of the Shares received in the exchange. The Investment Adviser will not receive any Payment in connection with the exchange by an investor of Portfolio Company shares for Fund Shares and such exchanges will not be subject to sales loads.
Each investor purchasing Shares must submit a completed application to a Financial Intermediary before the applicable purchase date. The Fund has the sole right to accept applications for Shares and reserves the right to reject in its complete and absolute discretion any application for Shares in whole or in part. The Fund also reserves the right to suspend sales of Shares at any time.
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PLAN OF DISTRIBUTION
Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as the Fund’s distributor in connection with the offering of Fund Shares (except in connection with the purchase of Fund Shares in exchange for Portfolio Company securities by the holders thereof). The Distributor serves on a best efforts basis, subject to various conditions. It is not required to buy any Shares and does not intend to make a market in the Shares. The Fund’s Shares are offered for sale at NAV next calculated after receipt of the purchase in good order. Class I Shares are not subject to any sales load. The Distributor may enter into related selling group agreements with various broker-dealers to assist in the distribution of Shares. No arrangement has been made by the Fund to place funds received in an escrow, trust or similar account. Shares of the Fund will not be listed on any national securities exchange. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for providing certain distribution-related services to the Fund.
The Investment Adviser or its affiliates, in the Investment Adviser’s or such affiliates’ discretion and from their own resources, including out of the Investment Adviser’s own legitimate profits from advising the Fund, may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.
The Fund and the Investment Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.
Prior to the initial public offering of Shares, the Investment Adviser purchased Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.
How to Purchase Fund Shares
Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund Administrator. The returned check and stop payment fee is currently $25.00. Investors may buy and sell Shares of the Fund through Financial Intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing an investor’s transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NASDAQ is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.
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By Mail — Initial Purchase
To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to SharesPost 100 Fund to:
SharesPost 100 Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept cashier’s checks, third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor postdated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.
The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.
By Wire — Initial Investment
To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If investors wish to wire money to make an investment in the Fund, please call the Fund Administrator at (855) 551-5510 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NASDAQ. An investor’s bank may charge such investor a fee for wiring same-day funds. The bank should transmit funds by wire to:
ABA #: 101000695
Credit: UMB Bank, n.a.
Account #: 9872013425
Further Credit: SharesPost 100 Fund
Investor name(s):
Investor account number:
By Wire — Subsequent Investments
Before sending a wire, investors must contact the Fund Administrator to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and the Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan — Subsequent Investments
Investors may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from an investor’s bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Investors may elect to make subsequent investments by transfers of a minimum of $100 on the 5th and 20th day of each month into such investor’s established Fund account. Please contact the Fund Administrator at (855) 551-5510 for more information about the Fund’s Automatic Investment Plan.
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By Telephone
Investors may purchase additional Shares of the Fund by calling the Fund Administrator at (855) 551-5510. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for Shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, Shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.
By Exchange of Shares of Portfolio Companies
Investors may also purchase Shares by contributing securities of Portfolio Companies to the Fund. Please contact the Fund Administrator at (855) 551-5510 for more information about the Fund’s exchange mechanism. The Investment Adviser shall determine the valuation of securities offered for exchange and the number of Shares for which such securities may be exchanged. The value of shares of Portfolio Companies to be exchanged by prospective investors for Shares will be determined by the parties, taking factors into account such as the recent trading prices of such shares on alternative trading systems and other private secondary markets, financial results of such Portfolio Company (when available), research reports and other diligence materials, and the fair market value of such security to the extent it is already a part of the Fund’s portfolio. Share exchanges will be conducted only directly through the Fund. No Financial Intermediary will be permitted to conduct Share exchanges, and Share exchanges will not be subject to sales loads.
As requested on the application, investors must supply a full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Fund Administrator at (855) 551-5510 for additional assistance when completing an application.
If the Fund Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
Purchase Terms
Share Class Considerations
When selecting a Share class, you should consider the following:
•
which Share classes are available to you;

•
how much you intend to invest;

•
how long you expect to own the Shares; and

•
total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.
Class I Shares
The minimum initial purchase by an investor of Class I Shares is $1,000,000, while subsequent investments may be made with any amount. The Fund reserves the right to waive the investment minimum. The Fund’s Class I Shares are offered for sale at NAV next calculated after receipt of the purchase in good order. The price of the Class I Shares during the Fund’s continuous offering will fluctuate over time with the NAV of
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the Class I Shares. The Class I Shares are not subject to any sales load, distribution fee, shareholder servicing fees, or early withdrawal charges. Class I Shares may only be available through certain financial intermediaries. Because the Class I Shares of the Fund are sold at the prevailing NAV per Class I Share without an upfront sales charge, the entire amount of your purchase is invested.
OUTSTANDING SECURITIES
The following table sets forth information about the Fund’s outstanding Shares as of March 31, 2020:
Title of Class	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Common Shares of Beneficial Interest	Unlimited	0	3,318,365
Class L Common Shares of Beneficial Interest	Unlimited	0	28,834
Class I Common Shares of Beneficial Interest	Unlimited	0	3,141,289
QUARTERLY REPURCHASES OF SHARES
The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for 5% of its Shares outstanding at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Because this policy is “fundamental,” it may not be changed without a vote of a majority of the outstanding Shares. Shares will be repurchased at the NAV per Share of the relevant class determined as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date.
Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be determined by the Fund’s Board of Trustees and will be based on factors such as market conditions, liquidity of the Fund’s assets and Shareholder servicing conditions. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately 30 days. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). The Board of Trustees may establish other policies for repurchases of Shares that are consistent with the 1940 Act, the regulations promulgated thereunder, and other pertinent laws. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, will be paid to Shareholders by the Repurchase Payment Deadline.
Repurchase Amounts
The Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer and pursuant to its fundamental policies, the Fund will offer to repurchase 5% of the total number of its Shares outstanding on the Repurchase Request Deadline.
If Shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis (subject to the exceptions discussed below). In the event there is an oversubscription of a repurchase offer, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer. However, pursuant to Rule 23c-3(b)(5)(i) of the 1940 Act, the Fund may accept all Shares tendered
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for repurchase by Shareholders who own fewer than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In such cases, the Fund will confirm with such Shareholder’s brokers that the beneficial holder of such Shares actually owns fewer than 100 Shares. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. If Shareholders tender less than the Repurchase Offer Amount, the Fund will repurchase only those Shares offered for repurchase and shall not repurchase any other Shares.
Notice to Shareholders
Notice of each repurchase offer will be given to each beneficial owner of Shares approximately 30 days (but no less than 21 and no more than 42 days) before each Repurchase Request Deadline. The notice will:
•
Contain information Shareholders should consider in deciding whether to tender their Shares for repurchase;

•
include detailed instructions on how to tender Shares for repurchase;

•
state the Repurchase Offer Amount;

•
identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline;

•
describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline);

•
describe (i) the procedures for Shareholders to tender their Shares for repurchase, (ii) the procedures for the Fund to repurchase Shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable Shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline; and

•
will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price
The repurchase price of the Shares will be the NAV as of the close of regular trading on the NASDAQ on the Repurchase Pricing Date. You may visit the Fund’s website (www.sharespost100fund.com) to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Suspension or Postponement of Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which any market on which securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. Any such suspension would require the approval of a majority of the Board of Trustees (including a majority of Independent Trustees) in accordance with Rule 23c-3 of the 1940 Act. The Fund does not presently expect any of the foregoing conditions to occur in its normal fund operations.
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Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.
The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.
Consequences of Repurchase Offers
Repurchase offers will typically be funded from available cash. Payment for repurchased Shares, however, may require the Fund to liquidate securities of Portfolio Companies earlier than the Investment Adviser otherwise would, which may potentially cause the Fund to realize losses. The Investment Adviser intends to take measures to attempt to avoid or minimize such potential losses, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of securities of Portfolio Companies to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In each case, such actions may reduce the Fund’s NAV.
Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.
The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants to redeem Shares in the event of such Shareholder’s death pursuant to certain conditions and restrictions. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares, nor does the Fund expect a secondary market for its Shares to exist in the future.
BORROWING
The Fund has the option to borrow, which such borrowing, if any, the Fund anticipates would be used to satisfy requests from Shareholders pursuant to the quarterly repurchase offers and otherwise to provide the Fund with temporary liquidity. The amount that the Fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the Fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the Fund borrows, the interest on borrowing by the Fund will be at prevailing market rates. Notwithstanding the foregoing, the Fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1∕3% of the Fund’s gross asset value.
DISTRIBUTIONS
Following the disposition by the Fund of securities of Portfolio Companies, the Fund will make cash distributions of the net profits, if any, to Shareholders (subject to the dividend reinvestment policy, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion
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(or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC and in accordance with the 1940 Act). The Fund will establish reasonable reserves to meet Fund obligations prior to making distributions.
DIVIDEND REINVESTMENT POLICY
The Fund will operate under a dividend reinvestment policy administered by UMB Fund Services (the “Agent”). Pursuant to the policy, any distributions by the Fund to its Shareholders, net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.
Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Agent in writing at SharesPost 100 Fund, c/o UMB Fund Services, Inc., PO Box 2175, Milwaukee, Wisconsin 53201-2175. Such written notice must be received by the Agent 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Agent, on the Shareholder’s behalf, will receive additional authorized Shares of the same class from the Fund. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share of the relevant class as of the date of such distribution.
The Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the dividend reinvestment policy. The Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.
Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “U.S. Federal Income Tax Considerations.”
The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.
All correspondence concerning the dividend reinvestment policy should be directed to, and additional information may be obtained from, the Agent at SharesPost 100 Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 or overnight express mail to SharesPost 100 Fund c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212. Certain transactions can be performed by calling the toll-free number (855) 551-5510.
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DETERMINATION OF NET ASSET VALUE
The NAV of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order. Class I Shares are not subject to any sales load. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies adopted and approved by the Board of Trustees. The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Valuation determinations are reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer. The Fund’s Valuation Committee oversees the implementation of the Fund’s valuation procedures. The Valuation Committee monitors the material aspects of the Fund’s valuation procedures, as adopted by the Board of Trustees and revised from time to time, as well as monitors the Fund’s compliance with respect to the valuation of its assets under the 1940 Act.
Pursuant to valuation policies and procedures adopted by the Board of Trustees, the Investment Adviser is responsible for determining and documenting (1) whether market quotations are readily available for portfolio securities of the Fund; (2) the fair value of portfolio securities for which market quotations are not readily available; and (3) the fair value of any other assets or liabilities considered in the determination of the NAV. Depending on the portfolio security being valued, the Investment Adviser is responsible for maintaining records for each investment, which reflect various significant positive or negative events in the fundamental financial and market information relating to each investment that support or affect the fair value of the investment. The Investment Adviser will provide the Board of Trustees and the Valuation Committee with periodic reports (but no less often than monthly) that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. On a quarterly basis, the Board of Trustees will review and, if necessary, ratify or revise any fair value determinations made by the Investment Adviser in accordance with the Fund’s valuation procedures.
Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the Investment Adviser may consider several factors, including the implied valuation of the asset as reflected by stock purchase contracts reported on alternative trading systems and other private secondary markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, the price of such security in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, the per share price of the security to be valued in recent verifiable transactions, including private secondary transactions (including exchanges for Fund Shares), and the recommendation of the Fund’s portfolio managers. The Investment Adviser will determine fair market value of Fund assets in accordance with consistently applied written procedures established by the Board of Trustees and in accordance with GAAP. Under GAAP, the valuation of investment holdings is governed by Financial Accounting Standards Board Accounting Standards Code, Section 820 “Fair Value Measurement” (“ASC 820”).
Fair value prices are necessarily subjective in nature and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
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CONFLICTS OF INTEREST
The following actual and potential conflicts of interest exist in respect of the Fund:
(1) Role of the Investment Adviser.   The Investment Adviser has an inherent conflict of interest in recommending itself to the Board of Trustees as the Fund’s Investment Adviser.
(2) Other Activities.   The principals of the Investment Adviser will devote substantially all of their working time to the management and operation of the Investment Adviser, including the investment process, monitoring and management of the Fund and other investment funds. However, the principals of the Investment Adviser may be involved in other business ventures. The Fund will not share in the risks or rewards of the Investment Adviser or its principals with respect to such other ventures. However, such other ventures will compete for their time and attention and might create other conflicts of interest. The Investment Advisory Agreement does not require the Investment Adviser to devote its full time or any specified portion of its time to the Fund, although the Investment Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.
(3) Other Products Managed by the Investment Adviser.   The Investment Adviser currently manages one other fund product, and could possibly manage in the future additional fund products or other accounts, that has (or could have) an investment program which could overlap with that of the Fund. The allocation of investments between the Fund and any such products or accounts is and would be governed by the Investment Adviser’s allocation policies and procedures described above under the caption “Risk Factors”, which are designed to provide for fair and equitable treatment of the Fund.
(4) Financial Intermediaries.   Financial Intermediaries may receive ongoing compensation in respect of selling Shares, and they may have a conflict of interest in consulting with investors as to the purchase and repurchase of Shares. Further, Financial Intermediaries may receive different amounts of compensation with respect to sales of the Shares than from other products advised by the Investment Adviser and/or its affiliates, and therefore may have incentives to favor one or more products over others.
(5) Indirect Compensation to Affiliated Brokers.   When an opportunity to acquire securities in the Fund’s investment focus arises, in determining which transactions to pursue the Investment Adviser will consider a variety of factors, including the underlying price of the security to be acquired and the reliability of the broker-dealer engaged by the seller of such securities. Because the investment focus of the Fund is to acquire securities of private companies, at any particular time the availability of securities for purchase is low. As such, it is rarely the case that the Fund will have the opportunity to acquire any such company’s securities from multiple sellers at the same time, one of whom may be represented by an Affiliated Broker. Even in the rare circumstance where multiple acquisition opportunities do exist, typically the underlying considerations (such as share price) will favor one seller over another. However, there is a possibility that the Fund’s acquisition of securities from a seller represented by an Affiliated Broker could result in indirect compensation to such Affiliated Broker by increasing the number of transactions such Affiliated Broker can facilitate on the other side of the trade from the Fund. As disclosed elsewhere in this Prospectus, the Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund).
(6) Certain Parties.
Each of the Portfolio Management Team members has been granted options to purchase shares of SharesPost common stock representing less than 2% of SharesPost’s equity (assuming the exercise of all outstanding SharesPost options and warrants).
The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.
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U.S. FEDERAL INCOME TAX MATTERS
The following briefly summarizes some of the important federal income tax consequences to Shareholders of investing in the Fund’s Shares, reflects the federal tax law as of the date of this Prospectus only, and does not address special tax rules applicable to certain types of investors, such as foreign investors, insurance companies, financial institutions, dealers and flow-through entities. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
The Fund has elected to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to continue to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.
The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a Shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all distributions are generally taxable whether a Shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain distributions”), if any, are taxable to Shareholders as capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset). The determination of the character for U.S. federal income tax purposes of any distribution from the Fund will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.
For more detailed information regarding tax considerations, see the section entitled “Tax Status” in the SAI.
VOTING
Each Shareholder will have the right to cast a number of votes based on the number of Shares held by such Shareholder at any meeting of Shareholders called by (i) the Board of Trustees or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Shareholders will be entitled to vote on any matter on which shareholders of a RIC organized as a corporation would be entitled to vote, including selection of Trustees. Except for the exercise of their voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least 75% of the class of Shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
RESERVES
Liabilities and accruals shall be determined in accordance with GAAP.
LEGAL PROCEEDINGS
As of April 30, 2020, the Fund is not currently a party to in any legal proceeding that we believe would have a material adverse effect upon the Fund or the ability of the Investment Adviser to perform its contract with the Fund.
LIQUIDITY REQUIREMENTS
The Fund’s portfolio is not subject to any minimum liquidity requirement. The Fund will, however, be required to maintain sufficient liquidity to repurchase Fund Shares under the quarterly repurchase procedures described above under “Quarterly Repurchases of Shares”.
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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
GENERAL INFORMATION AND HISTORY	0
INVESTMENT OBJECTIVE AND POLICIES	0
MANAGEMENT OF THE FUND	0
CODE OF ETHICS	0
ALLOCATION OF BROKERAGE	0
TAX STATUS	0
DETERMINATION OF NET ASSET VALUE	0
INVESTMENT BY EMPLOYEE BENEFIT PLANS	0
CALCULATION OF FEES	0
PROXY VOTING POLICIES AND PROCEDURES	0
CONTROL PERSONS AND PRINCIPAL HOLDERS	0
FINANCIAL STATEMENTS	0
ADDITIONAL INFORMATION
The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or the SAI without charge.
PRIVACY POLICY NOTICE
Privacy Policy Notice
This Privacy Policy Notice discloses the privacy policies of SharesPost 100 Fund (the “Fund”), which is serviced by Foreside Fund Services, LLC, UMB Bank N.A. and UMB Fund Services, Inc., advised by SP Investments Management, LLC, (collectively, the “Companies”). The Fund and Companies are referred to herein collectively as “we” or “us.”
Protecting your privacy is a top priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.
The information we have and where we get it
We collect information about you from a variety of sources, including:
•
Information we receive from you on applications or other forms, such as your name, address and phone number; email address, your social security number or tax identification number, citizenship and residency and your assets, income and other household information;

•
Information about your other transactions with us, our affiliates or others including financial intermediaries or broker-dealers, such as your account balances and transactions history; and

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Information from visitors to our website provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

For more information about what we collect online, including our use of cookies, please visit our website.
We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors. If you are a parent or guardian and you are aware that your minor child has provided us with such information, please contact us.
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How we use this information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.
To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our shareholder statements or reports and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.
Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:
•
To respond to a subpoena or court order, judicial process or regulatory inquiry;

•
To report suspicious transactions to government agencies and law enforcement officials;

•
To protect against fraud;

•
To provide products and services with the consent or the direction of a customer; or

•
In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.
Security of personal financial information
We restrict access to information about you to those employees of the Fund or the Companies we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information. Our contracts with the Companies contain provisions restricting their use of your personal information to those purposes for which they were hired.
We continuously assess new technology for protecting information and upgrade our systems where appropriate.
If you have any questions or concerns about this Privacy Policy Notice, please write to us at:
SharesPost 100 Fund
555 Montgomery St, Suite 1400
San Francisco, CA 94111
Former customers
If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you.
We also will comply with more restrictive state laws to the extent they apply.
The California Consumer Privacy Act of 2018 (“CCPA”), granted, commencing on January 1, 2020, a California resident (“Consumer”) various rights with regard to personal information relating to that Consumer that is held by a business, including the right to know what data a business has collected about the Consumer over the past 12 months and the right to request a business to delete any personal information about the Consumer collected by the business, and requires the business to comply with a verifiable Consumer request to that effect. Although these rights do not necessarily apply to the Fund’s Shareholders who are covered under applicable Federal privacy law or exceptions within CCPA, other California Consumers may be covered.
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We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. We will notify you of our Privacy Policy Notice annually and inform you of any changes as required. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.
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